UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Ingredion Incorporated

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5 Westbrook Corporate Center, Westchester, Illinois 60154

April 8, 2014

Dear Stockholder:

It is my pleasure to invite you to Ingredion Incorporated’s 2014 Annual Meeting of Stockholders. This year’s meeting will be held on Wednesday, May 21, 2014, at the Westbrook Corporate Center Meeting Facility, which is located on the ground floor of the annex between Towers 2 and 5 of the Westbrook Corporate Center (near the southwesterly corner of the intersection of Cermak Road and Wolf Road), in Westchester, Illinois. The annual meeting will be held solely to vote on each of the matters described in the proxy statement, which follows. We do not expect any other business will be transacted.

We are pleased again to be taking advantage of the Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders on the Internet. This rule allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On April 8, 2014, we mailed to most of our stockholders a notice containing instructions on how to access our proxy statement and 2013 Annual Report to Stockholders and to vote online. Other stockholders continue to receive a copy of the proxy statement and annual report by mail. The notice and the proxy statement contain instructions on how you can request a paper or e-mail copy of the proxy statement and annual report, if you only received a notice by mail, and the proxy statement contains instructions on how you can elect to receive your proxy statement and annual report electronically by e-mail, if you received them by mail this year.

Your vote is important, whether or not you plan to attend the meeting, and we encourage you to vote promptly. You may vote your shares on the Internet or via a toll-free telephone number. Alternatively, if you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding all three methods of voting are contained in the proxy statement and the proxy card. Note also that if you hold your shares through a bank, broker or other holder of record, you may vote your shares in accordance with your voting instruction form or notice provided by the record holder.

We look forward to seeing you at the annual meeting.

Sincerely,

Ilene S. Gordon

Chairman, President and

Chief Executive Officer

Ingredion Incorporated

5 Westbrook Corporate Center

Westchester, Illinois 60154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2014 Annual Meeting of Stockholders of Ingredion Incorporated will be held at the Westbrook Corporate Center Meeting Facility, which is located on the ground floor of the annex between Towers 2 and 5 of the Westbrook Corporate Center (near the southwesterly corner of the intersection of Cermak Road and Wolf Road), in Westchester, Illinois, on Wednesday, May 21, 2014, at 9:00 a.m., local time, for the following purposes:

•	to elect the ten director nominees who are named in the attached proxy statement, all of whom are directors whose terms as directors are expiring at the annual meeting, to serve as directors for a term of one year,

•	to approve, by advisory vote, the compensation of the company’s “named executive officers,”

•	to amend and reapprove the Ingredion Incorporated Stock Incentive Plan,

•	to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the company and its subsidiaries, in respect of the company’s operations in 2014 and

•	to transact other business, if any, that is properly brought before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on March 24, 2014 will be entitled to vote at the meeting and at any adjournment or adjournments of the meeting.

Attendance at the meeting will be limited to stockholders, those holding proxies from stockholders and invited guests from the media and financial community. A list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting for ten days before the meeting during ordinary business hours at the company’s offices at 5 Westbrook Corporate Center, Westchester, Illinois 60154.

This proxy statement and our annual report to stockholders and the proxy are being made available to stockholders on or about April 8, 2014.

Your vote is important. Whether or not you expect to attend the annual meeting, please ensure that your vote will be counted by voting on the Internet or by toll-free telephone number, as described in the enclosed materials. Alternatively, if you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. If you hold your shares through a bank, broker or other holder of record, you may vote your shares in accordance with your voting instruction form or notice provided by the record holder.

By order of the Board of Directors,

Christine M. Castellano

Senior Vice President, General Counsel, Corporate

Secretary and Chief Compliance Officer

April 8, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2014

The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com

ADMISSION TO THE 2014 ANNUAL MEETING

An admission ticket (or other proof of stock ownership) will be required for admission to the annual meeting. Only stockholders who own Ingredion common stock as of the close of business on March 24, 2014 will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

•	If you received in the mail a notice of availability of the proxy materials electronically on the Internet, the notice constitutes your admission ticket.

•	If your Ingredion shares are registered in your name and you received an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website, you may print a copy of the e-mail which will serve as your admission ticket.

•	If your Ingredion shares are held in a bank or brokerage account, vote your shares in accordance with your voting instruction form, if one is provided by your bank or broker, or contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares at the meeting, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned shares of Ingredion common stock on March 24, 2014.

•	If your Ingredion shares are registered in your name and you received proxy materials by mail, an admission ticket is attached to your proxy card.

You must present your admission ticket at the door for admission for yourself and one guest. Seating will be on a first-come, first-served basis, and you may be asked to present valid picture identification before being admitted.

The use of cameras at the annual meeting is prohibited, and they will not be allowed in the meeting room, except by credentialed media. We realize that most cellular phones have built-in digital cameras. While these phones may be brought into the room, the camera function may not be used at any time. No recording devices, large packages, luggage or bags will be permitted in the meeting room.

General Information	1
Proposal 1. Election of Directors	7
The Board and Committees	13
Director Ownership Guidelines	21
Director Compensation	21
Security Ownership of Certain Beneficial Owners and Management	23
Executive Compensation	25
Compensation Discussion and Analysis	25
Executive Summary	25
2013 Business Performance and Executive Pay Highlights	25
2013 Executive Pay Highlights	25
Overview of Compensation Philosophy and Programs	26
Philosophy and Process	28
Elements of Compensation	30
Executive Stock Ownership Requirements	38
Other Items	38
Summary Compensation Table	40
Grants of Plan-Based Awards in Fiscal 2013	43
Outstanding Equity Awards at 2013 Fiscal Year-End	44
Option Exercises and Stock Vested in Fiscal 2013	45
Pension Benefits in Fiscal 2013	46
Nonqualified Deferred Compensation in Fiscal 2013	47
Potential Payments upon Termination	48
Risk Arising from Compensation Policies and Practices	53
Compensation Committee Report	53
Compensation Committee Interlocks and Insider Participation	53
Proposal 2. Advisory Vote on Compensation of Our Named Executive Officers	54
Proposal 3. Amendment and Reapproval of the Ingredion Incorporated Stock Incentive Plan	54
Equity Compensation Plan Information as of December 31, 2013	63
Independence of Board Members	64
Review and Approval of Transactions with Related Persons	64
Certain Relationships and Related Transactions	65
2013 and 2012 Audit Firm Fee Summary	66
Audit Committee Report	67
Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm	67
Other Matters	67
Other Information	67
Section 16(a) Beneficial Ownership Reporting Compliance	68
Appendix A—Reconciliation of Adjusted Diluted Earnings Per Share to Diluted Earnings Per Share Determined in Accordance with Generally Accepted Accounting Principles	A-1
Appendix B—Ingredion Incorporated Stock Incentive Plan	B-1

Ingredion Incorporated

5 Westbrook Corporate Center

Westchester, Illinois 60154

PROXY STATEMENT

General Information

Why am I receiving these materials?

The Board of Directors of Ingredion Incorporated (the “Board of Directors” or the “board”) is soliciting proxies to be voted at the Annual Meeting of Stockholders (the “annual meeting”) to be held on Wednesday, May 21, 2014, and at any adjournment or adjournments of the annual meeting. When we ask you for your proxy, we must provide you with a proxy statement and an annual report to stockholders that contain certain information specified by law. Our Board of Directors has made these materials available to most of our stockholders on the Internet or, if you have previously requested to receive paper copies or you are a participant in one of the Ingredion Incorporated Retirement Savings Plans, has delivered paper copies of these materials to you by mail, in connection with the board’s solicitation of proxies for use at our 2014 annual meeting. Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. In this proxy statement we refer to Ingredion Incorporated as “Ingredion,” the “company,” the “Company,” the “corporation,” the “Corporation,” “we” or “us.”

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting and

•	our 2013 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you received paper copies of these materials by mail, these materials also include the proxy card for the annual meeting.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

This year, we are pleased again to be using the Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a notice about the Internet availability of the proxy materials (“notice of availability”) instead of a paper copy of the proxy materials. All stockholders receiving the notice of availability will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice of availability. In addition, this proxy statement contains instructions on how stockholders may request to receive proxy materials in paper form by mail or electronically by e-mail on an ongoing basis.

Why didn’t I receive a notice about the Internet availability of the proxy materials?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and our stockholders who are participants in the Ingredion Incorporated Retirement Savings Plans, with paper copies of the proxy materials instead of a notice of availability of the proxy materials.

How can I access the proxy materials over the Internet?

Your notice of availability of the proxy materials, proxy card or voting instruction form contains instructions on how to view our proxy materials for the annual meeting on the Internet.

Our proxy materials are also available on our website at http://www.ingredion.com. If you received your proxy materials in the mail, you can instruct us to send our future proxy materials to you electronically by e-mail on the website where you can vote and on our website. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

How may I obtain a paper copy of the proxy materials?

Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials in their notices. All stockholders who do not receive the notice of availability and have not elected to receive proxy materials by e-mail will receive a paper copy of the proxy materials by mail.

What will the stockholders vote on at the annual meeting?

Four proposals:

•	election of the ten director nominees who are named in this proxy statement, all of whom are directors whose terms as directors are expiring at the annual meeting, to serve as directors for a term of one year,

•	approval, by advisory vote, of the compensation of the company’s “named executive officers,”

•	amendment and reapproval of the Ingredion Incorporated Stock Incentive Plan and

•	ratification of the appointment of our independent registered public accounting firm.

Will there be any other items of business on the agenda?

We do not expect any other items on the agenda because the deadlines for stockholder proposals and notices to present business at the annual meeting, including, without limitation, nominations, have already passed. Nonetheless, in case there is any unforeseen need, the accompanying proxy gives discretionary authority to the persons named in the proxy with respect to other matters that might be brought before the meeting. Those persons intend to vote the proxy as to such matters in accordance with their best judgment.

Who is entitled to vote?

Stockholders as of the close of business on March 24, 2014 (the “record date”) may vote at the annual meeting. You have one vote for each share of common stock you held on the record date, including shares:

•	held directly in your name as a stockholder of record,

•	held in your account with a bank, broker or other nominee or

•	attributed to your account(s) in the Ingredion Incorporated Stock Fund of the company’s Retirement Savings Plans or the company’s automatic dividend reinvestment plan.

What constitutes a quorum for the annual meeting?

A majority of the voting power of the outstanding shares of our common stock, entitled to vote and present or represented by proxy at the annual meeting, will constitute a quorum for the annual meeting. As of the record date, 74,514,968 shares of our common stock were issued and outstanding.

How many votes are required for the approval of each proposal?

•	Under our by-laws, in uncontested elections, directors are elected by a majority of the votes cast. In contested elections where the number of nominees exceeds the number of directors to be elected,

directors are elected by a plurality vote, with the director nominees who receive the most votes being elected. In an uncontested election, if any nominee for director does not receive a majority of votes cast “for” his or her election, the nominee will be required to promptly tender his or her offer of resignation to the board. Our Corporate Governance and Nominating Committee will recommend to the board whether to accept or reject the tendered offer of resignation. Our board will act on the committee’s recommendation and publicly disclose its decision generally within 90 days from the date of the certification of the election results. Any director who tenders his or her offer of resignation will not participate in the committee’s recommendation or the board action regarding whether to accept or reject the tendered offer of resignation. If all of the members of the Corporate Governance and Nominating Committee have tendered their offers of resignation, then the Board shall act on the offers of resignation. Any vacancies on our board may be filled by a majority of the directors then in office. Abstentions are not counted as votes cast and therefore will result in a nominee receiving fewer votes but will not count as votes against a nominee.

•	The favorable vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the compensation of the company’s named executive officers. A vote to “abstain” on this proposal will be counted as present for quorum purposes and will be considered as being present for the vote on this proposal, but it will not be counted as a vote cast “for” this proposal and will, therefore, have the effect of a vote “against” this proposal. Because your vote is advisory, it will not be binding on the board or the company. However, the board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

•	The favorable vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the proposal to amend and reapprove the Ingredion Incorporated Stock Incentive Plan. A vote to “abstain” on this proposal will be counted as present for quorum purposes and will be considered as being present for the vote on this proposal, but it will not be counted as a vote cast “for” this proposal and will, therefore, have the effect of a vote “against” this proposal.

•	The favorable vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the ratification of the appointment of our independent registered public accounting firm. A vote to “abstain” on this proposal will be counted as present for quorum purposes and will be considered as being present for the vote on this proposal, but it will not be counted as a vote cast “for” this proposal and will, therefore, have the effect of a vote “against” this proposal. Because your vote is advisory, it will not be binding on the board or the company. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that it would be in the company’s and our stockholders’ best interests.

Broker nonvotes. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the election of directors, the advisory vote on the compensation of the company’s “named executive officers” and the approval of the amendment and reapproval of the Ingredion Incorporated Stock Incentive Plan, the broker may not vote your shares unless it has received your specific instructions. For the vote to ratify the appointment of auditors, the broker may vote your shares in its discretion even though you have not provided specific instructions. For other proposals, none of which are anticipated, the broker may not vote your shares. When the broker may not vote your shares, it is called a “broker nonvote.”

Broker nonvotes will be counted for purposes of establishing a quorum but will not be counted as entitled to vote on any matter for which instructions are required.

How do I vote?

If you are a stockholder of record or are holding a proxy for a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot during the meeting. If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy. You can vote by proxy on the Internet by following the instructions provided in the notice of availability of the proxy materials, or, if you received these materials electronically, by following the instructions in the e-mail message that notified you of their availability. If you received paper copies of the proxy materials by mail, you can vote on the Internet, by telephone or by mail by following the instructions on the enclosed proxy card.

You can utilize these methods to vote:

By the Internet. You may vote online at www.proxyvote.com by following the instructions provided in the notice of availability of the proxy materials or, if you received these materials electronically, by following the instructions in the e-mail message that notified you of their availability, or, if you received these materials by mail, by following the instructions in the enclosed proxy card. You will need your 12-digit control number contained on your notice of availability, e-mail notification or proxy card in order to vote online. Voting on the Internet has the same effect as voting by mail or telephone. Internet voting will be available until 11:59 p.m. Eastern Time on May 20, 2014.

By telephone. You may vote by telephone at 1-800-690-6903. You will need the 12-digit control number contained on your notice of availability, e-mail notification or proxy card in order to vote by telephone. Voting by telephone has the same effect as voting by mail or the Internet. Telephone voting will be available until 11:59 p.m. Eastern Time on May 20, 2014.

By mail. If you received a paper copy of the proxy materials, you may vote by signing and dating each proxy card you receive and returning each of them to us in the prepaid envelope provided. Sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer, agent or partner of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again at a later date on the Internet or by telephone, by signing and returning a new proxy card with a later date or by attending the meeting and voting in person. Only your latest Internet, telephone or written proxy submitted prior to the meeting will be counted. You may revoke your proxy at any time before the meeting by (1) notifying the company’s Corporate Secretary in writing or (2) delivering a later-dated proxy on the Internet or by telephone or in writing. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked. Any written notice revoking a proxy should be sent to Christine M. Castellano, Corporate Secretary, Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154.

How do I vote shares that are held by my broker?

If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides for you. Most brokers offer voting on the Internet, by telephone and by mail.

How do I vote in person?

If you are a stockholder of record, you may vote your shares in person at the meeting. However, we encourage you to vote on the Internet, by telephone or by mail even if you plan to attend the meeting.

How will the proxies be voted?

The shares represented by all valid proxies received by Internet, by telephone or by mail will be voted in the manner specified. If you fail to indicate your voting preferences, the persons named in the proxy will vote on your behalf for the election of the nominees for director listed below, for approval of the compensation of the company’s “named executive officers,” for amendment and reapproval of the Ingredion Incorporated Stock Incentive Plan and for the ratification of the appointment of our independent registered public accounting firm.

Should any matter not described above be properly presented at the meeting, the persons named in the proxy card will vote in accordance with their best judgment.

How do I vote my shares in the Ingredion Incorporated Stock Fund of the company’s Retirement Savings Plans?

You may instruct the plan trustee on how to vote your shares in the Ingredion Incorporated Stock Fund on the Internet, by telephone or by mail as described above. You must provide your instruction on the Internet or by telephone no later than 11:59 p.m. Eastern Time on May 16, 2014 or by mail received no later than 11:59 p.m. Eastern Time on May 16, 2014 in order to have your shares in the Ingredion Incorporated Stock Fund voted at the annual meeting.

How many shares in the Ingredion Incorporated Stock Fund of the company’s Retirement Savings Plans can I vote?

You may vote all the shares allocated to your account on the record date.

What happens if I do not vote my Retirement Savings Plan shares?

Your shares will not be voted. The plan trustee will not vote shares held in the Retirement Savings Plans as to which it does not receive timely directions.

What does it mean if I receive more than one notice of availability or proxy card?

It means that you hold shares in more than one account. To ensure that all your shares are voted, if you vote on the Internet or by telephone, you will need to vote once for each notice of availability, proxy card and voting instruction form you receive. To ensure that all your shares are voted if you received more than one proxy card, sign, date and return each card or vote once for each card on the Internet or by telephone.

Who tabulates the votes?

The votes are tabulated by an independent inspector of election.

Is my vote confidential?

As a matter of policy, proxies, ballots and voting tabulations that identify individual stockholders are held confidential by the company. Such documents are available for examination only by any independent tabulation agents, the independent inspector of election and certain employees associated with tabulation of the vote. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

What should I do if I want to attend the annual meeting in person?

An admission ticket (or other proof of stock ownership) will be required for admission to the annual meeting. Only stockholders who own Ingredion common stock as of the close of business on March 24, 2014 will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

•	If you received a notice of availability of the proxy materials in the mail, the notice constitutes your admission ticket.

•	If your Ingredion shares are registered in your name and you received an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website, you may print a copy of the e-mail which will serve as your admission ticket.

•	If your Ingredion shares are held in a bank or brokerage account, vote your shares in accordance with your voting instruction form, if one is provided by your bank or broker, or contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares at the meeting, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned shares of Ingredion common stock on March 24, 2014.

•	If your Ingredion shares are registered in your name and you received proxy materials by mail, an admission ticket is attached to your proxy card.

How do I contact the Board of Directors?

Interested parties may communicate directly with any member of the Board of Directors, including the lead director, or the non-management directors or the independent directors, as a group, by writing in care of:

Corporate Secretary

Ingredion Incorporated

5 Westbrook Corporate Center

Westchester, Illinois 60154

The Corporate Secretary will collect all such communications and organize them by subject matter. All such communications will be promptly forwarded to the appropriate board committee chairman according to the subject matter of the communication, except for solicitations or other matters inappropriate for the recipient or otherwise unrelated to the company. Communications addressed directly to the lead director, the non-management directors or the independent directors, as a group, or any individual director will be forwarded in the same manner to the lead director, each non-management member of the board, each independent member of the board or the individual director, as the case may be.

Who is paying for the costs of this proxy solicitation?

Ingredion is paying the costs of the solicitation of proxies. We have retained Morrow & Co., LLC, a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $8,000 plus reimbursement of certain out-of-pocket expenses. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

•	forwarding the notice of availability to beneficial owners,

•	forwarding paper proxy materials by mail to beneficial owners and

•	obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by the Internet and mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, by e-mail or by telephone.

How do I submit a stockholder proposal for the 2015 annual meeting?

Our 2015 annual meeting is scheduled for Wednesday, May 20, 2015. If a stockholder intends to present a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the 2015 annual meeting and wishes to have the proposal included in the company’s proxy statement for the 2015 annual meeting, he or she must submit the proposal in writing so that we receive it by December 9, 2014, unless the date of our 2015 annual meeting is more than thirty days before or after May 20, 2015, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our 2015 annual meeting. Proposals should be addressed to our Corporate Secretary, Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

In addition, our by-laws provide that any stockholder wishing to present any other business at the annual meeting must give the company written notice not less than ninety nor more than one hundred twenty days in advance of the date which is the anniversary of the date that this proxy statement was released, or, if the date of the annual meeting has been changed by more than thirty days from the date contemplated at the time of the previous year’s proxy statement, not less than ninety days before the date of the applicable annual meeting. That notice must provide certain other information as described in our by-laws. There are other procedural requirements in our by-laws pertaining to stockholder nominations and proposals. A copy of the by-laws is available online in the “Governance” section of our website at http://www.ingredion.com. Any stockholder may also receive a current copy of our by-laws, without charge, by writing to our Corporate Secretary.

I share an address with another stockholder and received one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC’s rules permit us to deliver a single set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings with respect to holders who want to receive paper materials. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the affected stockholders prior to the mailing date. This procedure saves printing and postage costs by reducing duplicative mailings. We agree to deliver promptly, upon written or oral request, a separate copy of the annual meeting materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Please also keep in mind that this proxy statement and the accompanying 2013 Annual Report to Stockholders will be published and available for viewing and copying in the “Investors” section of our website at http://www.ingredion.com, in addition to being available at the site stated in the notice of availability.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and annual reports for your household, please contact Broadridge Financial Solutions at the above telephone number or address.

Stockholders who participate in householding and request to receive paper copies of the proxy materials will continue to receive separate proxy cards. Householding will not affect dividend check mailings.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Proposal 1. Election of Directors

The terms of all twelve of our directors are expiring at the annual meeting. Ten of these twelve directors are nominated for election as directors, with each nominee to hold office for a one-year term expiring at our 2015 annual meeting. Each director who is elected by our stockholders will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal. Richard J. Almeida and James M. Ringler, each having served as a director for 12 years, were not nominated to stand for re-election at the annual meeting. Our board extends sincere gratitude to Messrs. Almeida and Ringler for over 12 years of service. Mr. Almeida, our lead director and chairman of our Corporate Governance and Nominating Committee and formerly chairman of our Compensation Committee, and Mr. Ringler, formerly chairman of our Audit Committee, have worked diligently to provide the board with astute and independent insight and advice. The

Board of Directors will be reduced from 12 directors to ten directors effective at our 2014 annual meeting of stockholders. All of the nominees standing for election are listed on pages 8 to 12, with brief biographies.

All of the nominees for election have consented to being named in this proxy statement and to serve if elected. If, for any reason, any of the nominees cannot be a candidate for election at the annual meeting, the proxies will be voted for substitute nominees designated by the board unless it has further reduced its membership prior to the annual meeting. The board does not anticipate that any of the nominees will be unavailable to serve if elected. If elected, the nominees will hold office until the 2015 annual meeting of stockholders and until their successors have been elected and have qualified.

LUIS ARANGUREN-TRELLEZ

Age — 52

Director since May 2003

Member of the Audit Committee

Executive President of Arancia, S.A. de C.V.

Mr. Aranguren-Trellez has been, since September 5, 2011, the Executive President and a director of Arancia, S.A. de C.V., and he has served as the Executive President and a director of Arancia Industrial, S.A. de C.V. since June 1, 2000. These are holding companies with interests in the food and enzyme industries, special textile rent to hospital sector, food service and logistics, as well as energy efficiency and smart meters businesses. Arancia and Arancia Industrial are Mexican companies that are owned by Mr. Aranguren-Trellez and his brothers. Arancia Industrial was the former joint venture partner with the company in corn wet milling and refining operations in Mexico. Previously, Mr. Aranguren-Trellez served as Operations Director of CPIngredientes, S.A. de C.V., Ingredion’s Mexican subsidiary, from 1996 until 2000, and had served in various other management positions with that company and its predecessors since 1989. Mr. Aranguren-Trellez is Chairman of PFS de Mexico, S.A. de C.V., a private Mexican company in the food service and logistics area controlled by Arancia. Mr. Aranguren-Trellez is also a member of the Regional Consulting Board of Telefonos de Mexico, S.A. de C.V., as well as of Banco Nacional de Mexico, S.A., the Citicorp Mexican bank subsidiary. Mr. Aranguren-Trellez is also a member of the investment committee of NAFTA Fund of Mexico, L.P., a Canadian private equity firm. He holds a Bachelor’s degree in chemical engineering from the University of Notre Dame and a Master of Business Administration degree from Harvard Business School.

DAVID B. FISCHER

Age — 51

Director since May 2013

Member of the Compensation Committee

President and Chief Executive Officer of Greif, Inc.

Mr. Fischer has served as Chief Executive Officer and a director of Greif, Inc. since November 1, 2011 and as President of Greif, Inc. since October 2007. Greif, Inc. is a manufacturer and provider of industrial packaging and services including steel, fiber, flexible, corrugated, intermediate bulk, reconditioned and multiwall containers and containerboard, and filing, packaging, industrial packaging reconditioning and land management consulting services for a wide range of industries. From 2007 to October 2011, Mr. Fischer also served as Chief Operating Officer of Greif, Inc. From 2004 to 2007, Mr. Fischer served as Senior Vice President and Divisional President, Industrial Packaging & Services — Americas, which also included responsibility for Africa. He assumed additional responsibility for Australia and Asia in 2005 and 2006, respectively. Mr. Fischer is also a director and member of the audit and compensation committees of Balchem Corporation, a manufacturer of performance ingredients and products for the food, nutritional, feed, pharmaceutical and medical sterilization industries. He also serves as a director of the following not-for-profit entities: the Institute of International Education, The Ohio State University Wexner Medical Center and the Zanmi Beni Foundation. Mr. Fischer holds a Bachelor’s degree in chemistry from Purdue University.

ILENE S. GORDON

Age — 60

Director since May 2009

Chairman, President and Chief Executive Officer of the Company

Ms. Gordon has been Chairman of the Board, President and Chief Executive Officer of the company since May 4, 2009. She was President and Chief Executive Officer of Rio Tinto’s Alcan Packaging, a multinational business unit engaged in flexible and specialty packaging, from October 2007 until she took office as Chairman of the Board, President and Chief Executive Officer of the company. From December 2006 to October 2007, Ms. Gordon was a Senior Vice President of Alcan Inc. and President and Chief Executive Officer of Alcan Packaging. Alcan Packaging was acquired by Rio Tinto in October 2007. From 2004 until December 2006, Ms. Gordon served as President of Alcan Food Packaging Americas, a division of Alcan Inc. From 1999 until Alcan’s December 2003 acquisition of Pechiney Group, Ms. Gordon was a Senior Vice President of Pechiney Group and President of Pechiney Plastic Packaging, Inc., a global flexible packaging business. Prior to joining Pechiney in June 1999, Ms. Gordon spent 17 years with Tenneco Inc., where she most recently served as Vice President and General Manager, heading up Tenneco’s folding carton business. Ms. Gordon also serves as a director of International Paper Company, a global paper and packaging company. She served as a director of Arthur J. Gallagher & Co., an international insurance brokerage and risk management business, from 1999 to May 2013 and as a director of United Stationers Inc., a wholesale distributor of business products and a provider of marketing and logistics services to resellers, from January 2000 until May 2009. Ms. Gordon also serves as a director of Northwestern Memorial Hospital, The Executives’ Club of Chicago, the Economic Club of Chicago, The Chicago Council on Global Affairs and World Business Chicago. She is also a trustee of The Conference Board. Ms. Gordon holds a Bachelor’s degree in mathematics from the Massachusetts Institute of Technology (MIT) and a Master’s degree in management from MIT’s Sloan School of Management.

PAUL HANRAHAN

Age — 56

Director since March 2006

Chairman of the Compensation Committee

Chief Executive Officer of American Capital Energy & Infrastructure Management, LLC

Mr. Hanrahan has been the Chief Executive Officer of American Capital Energy & Infrastructure Management, LLC, an investment company formed to raise, invest and manage funds in the energy and infrastructure industries, since September 2012. Mr. Hanrahan served as the President and Chief Executive Officer of The AES Corporation, one of the world’s leading independent power producers, from June 2002 to September 2011. He was Executive Vice President and Chief Operating Officer of The AES Corporation and President and Chief Executive Officer of AES China Generating Co., Ltd., a public company formerly listed on NASDAQ, from 1993 until June 2002. Mr. Hanrahan served as a director of The AES Corporation from June 2002 to September 2011. He also previously served on the boards of other major publicly listed utilities in Brazil, Chile and Venezuela. In 2009 Mr. Hanrahan was appointed by the White House to serve on the U.S.- India CEO forum. Mr. Hanrahan serves as a director of Arch Coal, Inc., a top five global coal producer and marketer; AquaVentures Holdings, LLC, a maker of water management systems; Azura Power Holdings Limited, an electric power generation company in Nigeria; and GreatPoint Energy, Inc., a producer of clean, low-cost natural gas from coal, petroleum coke and biomass. He holds a Bachelor of Science degree in mechanical engineering from the U.S. Naval Academy and a Master of Business Administration degree from Harvard Business School.

WAYNE M. HEWETT

Age — 49

Director since September 2010

Member of the Audit Committee

President and Chief Executive Officer of Arysta LifeScience Corporation

Mr. Hewett has served as President and Chief Executive Officer of Arysta LifeScience Corporation, the world’s largest privately held crop protection and life science company, since January 2010. Mr. Hewett joined Arysta LifeScience in October 2009 as Chief Operating Officer. He served as a senior consultant to GenNx360, a private equity firm focused on sponsoring buyouts of middle market companies, from February 2009 to August 2009. Mr. Hewett served as Vice President, Supply Chain and Operations of General Electric Company (“GE”), a diversified technology, media and financial services company, from October 2007 to December 2008. He served as President and Chief Executive Officer of Momentive Performance Materials, Inc., a global leader in silicones and advanced materials, from December 2006 to June 2007. From 2005 to December 2006, Mr. Hewett served as President and Chief Executive Officer of GE Advanced Materials, a global leader in providing a range of high-technology materials solutions that was renamed Momentive Performance Materials, Inc. after it was acquired by Apollo Management, a private equity firm. Prior thereto Mr. Hewett’s career included more than 15 years with various international divisions of GE, including serving as the President, GE Plastics Pacific. Mr. Hewett, who has lived in Japan and in China, was also a member of GE’s Corporate Executive Council. Mr. Hewett serves as a director of Arysta LifeScience Corporation. He holds Bachelor of Science and Master of Science degrees in industrial engineering from Stanford University.

RHONDA L. JORDAN

Age — 56

Director since November 2013

Member of the Compensation Committee

Former President, Global Health & Wellness, and Sustainability of Kraft Foods Inc.

Ms. Jordan served as President, Global Health & Wellness, and Sustainability of Kraft Foods Inc., one of the largest consumer packaged food and beverage companies in North America and one of the largest worldwide among publicly traded consumer packaged food and beverage companies, from September 2010 until March 2012 and in that role led the development of Kraft’s health & wellness and sustainability strategies and plans for that company, including marketing, product development, technology, alliances and acquisitions. Prior to being named President, Health & Wellness in September 2010, Ms. Jordan was the President of the Cheese and Dairy business unit of Kraft from January 2008 to September 2010. From 2006 to January 2008 she served as the President of the Grocery business unit of Kraft, and from 2004 to 2005 she was the Senior Vice President, Global Marketing of Kraft Cheese and Dairy. Ms. Jordan is a director of Colfax Corporation, a diversified global industrial manufacturing and engineering company that provides gas- and fluid-handling and fabrication technology products and services to commercial and governmental customers around the world under the Howden, ESAB and Colfax Fluid Handling brand names, and Bush Brothers & Company, a significant, privately held branded vegetable processor. She also serves as a director of IES Abroad, a not-for-profit company providing study abroad programs for a consortium of U.S. colleges and universities, and the Chicago Chapter of the National Association of Corporate Directors. She holds a Bachelor of Arts degree in arts management from Northwestern University and a Masters of Business Administration degree from the Kellogg School of Management at Northwestern University.

GREGORY B. KENNY

Age — 61

Director since March 2005

Member of the Corporate Governance and Nominating Committee

President and Chief Executive Officer of General Cable Corporation

Mr. Kenny has been President and Chief Executive Officer of General Cable Corporation since August 2001 and a director of General Cable Corporation since 1997. General Cable Corporation is a manufacturer of aluminum, copper and fiber-optic wire and cable products. From 1999 to 2001 he served as President and Chief Operating Officer of General Cable Corporation; from 1997 to 1999 he served as Executive Vice President and Chief Operating Officer; from 1994 to 1997 he served as Executive Vice President, Sales and Marketing; and from 1992 to 1994 he served as President, Consumer Products Group. Mr. Kenny is also a director of Cardinal Health, Inc., a Fortune 19 company that improves the cost-effectiveness of healthcare, and a member of the Board of Governors for NEMA (National Electrical Manufacturers Association). In addition, Mr. Kenny serves on the boards of the Cincinnati Branch of the Federal Reserve Bank of Cleveland, United Way of Greater Cincinnati and The International Cablemakers Federation. Mr. Kenny holds a Bachelor of Science degree in business administration from Georgetown University, a Master of Business Administration degree from George Washington University and a Master of Public Administration degree from Harvard University.

BARBARA A. KLEIN

Age — 59

Director since March 2004

Chairman of the Audit Committee

Former Senior Vice President and Chief Financial Officer of CDW Corporation

Ms. Klein served as the Senior Vice President and Chief Financial Officer of CDW Corporation, a direct marketer of multi-brand information technology products, from 2002 until she retired in May 2008. CDW was acquired by an entity controlled by investment funds affiliated with Madison Dearborn Partners, LLC and Providence Equity Partners in October 2007. Previously, she served as the Vice President and Chief Financial Officer of Dean Foods Company, a food and beverage company, from 2000 to 2002 and was the Vice President and Corporate Controller of Ameritech Corporation, a telecommunications company, from 1996 to 2000. Ms. Klein is a director of Cabot Microelectronics Corporation, the leading supplier of sophisticated polishing compounds and a provider of polishing pads used in the manufacture of advanced semiconductors (chips) and rigid disks. She also serves on the board of directors of a not-for-profit entity, the National Council on Compensation Insurance, Inc., the largest provider of workers compensation insurance and employee injury data and statistics in the U.S. Ms. Klein belongs to the Financial Executives Institute and The Chicago Network. She holds a Bachelor of Science degree in accounting and finance from Marquette University and a Master of Business Administration degree from Loyola University.

VICTORIA J. REICH

Age — 56

Director since November 2013

Member of the Audit Committee

Former Senior Vice President and Chief Financial Officer of United Stationers Inc.

Ms. Reich served as the Senior Vice President and Chief Financial Officer of United Stationers Inc., a wholesale distributor of business products, from June 2007 until July 2011. Prior to that, Ms. Reich spent ten years with Brunswick Corporation, a manufacturer of recreation products, where she most recently was President of Brunswick European Group from 2003 until 2006. She served as Brunswick’s Senior Vice President and Chief Financial Officer from 2000 to 2003 and as Vice President and Controller from 1996 until 2000. Before joining Brunswick, Ms. Reich spent 17 years at General Electric Company, a diversified technology, media and financial services company, where she held various financial management positions. Ms. Reich is a director of H&R Block, Inc., a provider of tax preparation and related services, and a director of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial and energy markets. She holds a Bachelor of Science degree in applied mathematics and economics from Brown University.

DWAYNE A. WILSON

Age — 55

Director since May 2010

Member of the Compensation Committee

President and Chief Executive Officer of Savannah River Nuclear Solutions, LLC

Mr. Wilson has served as President and Chief Executive Officer of Savannah River Nuclear Solutions, LLC, the managing and operating contractor of the U.S. Department of Energy’s Savannah River Site including the Savannah River National Laboratory, since October 1, 2011. Mr. Wilson previously served from February 2007 to September 2011 as Group President, Industrial of Fluor Corporation, one of the world’s largest publicly owned engineering, procurement, construction, maintenance and project management companies. Fluor is one of the owners of Savannah River Nuclear Solutions. Mr. Wilson had previously served as President, Fluor Mining & Minerals from 2003 to 2007, President, Fluor Commercial and Industrial Institutional from 2002 to 2003, Vice President & Executive Director, Offices of the Chairman and Chief Operating Officer from 2001 to 2002 and in a variety of positions of increasing responsibility from 1980 to 2001. Mr. Wilson is a trustee of the Fluor Foundation and is a past director of the Urban League of Upstate South Carolina. He served as Chairman of the Engineering and Construction Contracting Association from 2002 to 2006. He holds a Bachelor of Science degree in civil engineering from Loyola Marymount University.

The Board of Directors recommends that you vote FOR the nominees for election as directors.

The Board and Committees

The business and affairs of the company are conducted under the direction of its Board of Directors.

The Board of Directors is currently comprised of 12 directors, 11 of whom are outside (non-employee) directors.

In the interim between annual meetings, the board has the authority under the company’s by-laws to increase or decrease the size of the board and to fill vacancies.

The experience, qualifications, attributes and skills that led the board to conclude that our current directors should serve as directors are discussed above in their biographies and below under the heading “The Board and Committees—Corporate Governance and Nominating Committee.”

The Board of Directors has determined that each of the following 11 directors satisfy the definition of independent director, including the definition established by the New York Stock Exchange (the “NYSE”) applicable to members of the Compensation Committee: R. J. Almeida, L. Aranguren-Trellez, D. B. Fischer, P. Hanrahan, W. M. Hewett, R. L. Jordan, G. B. Kenny, B. A. Klein, V. J. Reich, J. M. Ringler and D. A. Wilson.

The board held six meetings in 2013. Each director attended at least 75 percent of the meetings of the board and the committees of the board on which he or she served during 2013, except D. B. Fischer who was elected at the May 2013 annual meeting of stockholders and who attended four of the six meetings held while he served on the board. Mr. Fischer missed the September 17 meeting of the Compensation Committee and the September 18 meeting of the Board of Directors due to conflicts with meetings of another board of directors which were scheduled prior to his being nominated to serve on our Board of Directors. As a group, the directors’ meeting attendance averaged 96 percent for the year.

We encourage, but do not require, our directors to attend the annual meeting of stockholders. Last year, all of our directors attended the annual meeting with the exception of Mr. Kenny.

Non-management directors meet regularly in executive sessions without management. Executive sessions are held in conjunction with each regularly scheduled meeting of the board. “Non-management” directors are all those who are not company officers and may include directors who are not “independent” by virtue of the existence of a material relationship with the company. At least annually the independent directors meet in executive session without management or any other directors.

The board does not impose term limits, as this could unnecessarily interfere with the continuity, diversity, developed experience and knowledge and the long-term outlook the board must have. The Corporate Governance and Nominating Committee will consider a director’s tenure in making a recommendation to the board as to whether a director should be nominated for re-election. In making such recommendation the committee will consider such factors as effectiveness and productivity of the director, the need for retaining an experienced director and others identified during the board self-evaluation process.

Board policy requires outside directors to retire no later than the annual meeting following their 72nd birthday. Employee directors, including the Chief Executive Officer, are required to retire from the board upon retirement as an employee, unless the board determines otherwise in unusual circumstances. Board policy requires executive officers to retire at age 65.

The company’s Corporate Governance Principles; Code of Ethics for Chief Executive Officer, Chief Financial Officer and Other Executives Involved in Financial Reporting; and Policies on Business Conduct are available in the “Governance” section of the company’s website at http://www.ingredion.com.

Board Oversight of Risk Management Processes. The board regularly devotes time during its meetings to review and discuss the significant risks facing the company and the steps that the company takes to monitor, manage and mitigate such exposures. The full board directly discusses strategic, competitive, economic, geopolitical and political risks. Significant risks are identified in the company’s disclosure in its Annual Report on Form 10-K and updates, if any, and forward-looking statements disclosures, and are prioritized by management and discussed with the board and the appropriate committees of the board in the exercise of their oversight roles. The board conducts a comprehensive annual review of the company’s risk management processes with input from management and all relevant board committees, and the Chief Executive Officer and Chief Financial Officer report to the board quarterly on risk management matters.

Consistent with the NYSE’s corporate governance standards, the Audit Committee is the board committee with primary responsibility for oversight of the company’s risk management profile and compliance with legal and regulatory requirements. The charter of the Audit Committee states that the responsibility of the committee with respect to risk assessment is to review policies with respect to risk assessment and risk management, to discuss the company’s major risk exposures and the steps management has taken to monitor such exposure, and to review, on an annual basis, a report prepared by the General Counsel on litigation in which the company is involved and to provide the report to the full board. In the exercise of that responsibility, the Audit Committee discusses with management the major financial, legal and regulatory compliance risk exposures facing the company and the appropriate responses to such risks. The Audit Committee considers financial risk management policies and exposures relating to commodity prices including corn and energy, foreign exchange rates, interest rates and financial derivatives and reviews insurable risk management policies. The Audit Committee also reviews the company’s capital structure, access to capital markets, liquidity, credit availability and related matters.

In addition to the Audit Committee, the other committees of the board consider risk in connection with their oversight of the matters within the scope of their charters. The Compensation Committee oversees human resource and labor matters as well as executive and director compensation issues and considers whether the company’s compensation plans encourage excessive or inappropriate risk taking. Furthermore, the Compensation Committee considers the effect of the company’s compensation and benefit programs in regard to the competitive risks faced by the company. The Corporate Governance and Nominating Committee addresses potential risks that could result from the absence of independence or diversity on the board, potential conflicts of interest, environmental and quality matters and security and safety issues. Each committee provides regular reports on its reviews to the full board with respect to the risk assessment and management matters within the scope of its responsibilities.

Board Leadership. I. S. Gordon currently serves as our Chairman of the Board and Chief Executive Officer. Ms. Gordon’s two predecessors also served as Chairman of the Board and Chief Executive Officer, and her serving as such was a term of the letter of employment with respect to her employment. The board believes that this leadership structure with an independent lead director is the one that best meets the company’s and stockholders’ needs based on the individuals available and circumstances as they exist at the present time. We believe combining these roles provides clarity as to who is responsible for the strategic vision of the company and accountability in terms of who is responsible for executing that strategy. We believe that offering the combined role makes it easier to recruit the highest qualified persons. We also believe the combined role facilitates prompt responses to changing business conditions.

The board has adopted Corporate Governance Principles which are available in the “Governance” section of our website at http://www.ingredion.com. These Corporate Governance Principles are designed to promote effective functioning of the board’s activities, to ensure that we conduct our business in accordance with the highest legal and ethical standards and to enhance stockholder value. We believe that our Corporate Governance Principles ensure that strong, independent directors continue to effectively oversee our management and provide vigorous oversight of how we address key issues relating to strategy, risk and integrity. As described in our Corporate Governance Principles, these measures include the designation of an independent director to act as lead director.

The lead director is R. J. Almeida, who previously served as the Chief Executive Officer of Heller Financial, Inc. The lead director is elected annually by and from the company’s independent directors. Mr. Almeida is not standing for re-election, and a new lead director is scheduled to be elected by the independent directors at the board’s May 21, 2014 meeting. The lead director oversees the board’s governance processes, including board evaluations, Chief Executive Officer succession planning and other governance-related and oversight matters. The responsibilities of the lead director include attending and presiding at meetings of the Board of Directors in the absence of the Chairman of the Board and presiding at executive sessions conducted without management, except for meetings where executive performance and compensation are discussed, which are presided over by the Chairman of the Compensation Committee. The lead director serves as a liaison between the directors and the Chief Executive Officer, provides direct feedback to the Chief Executive Officer on a variety of matters discussed in the executive sessions without management and serves as an informal communication link between the directors and management. The lead director oversees that the board discharges its responsibilities and helps to manage the boundaries between board and management responsibilities. He or she also works with the Chairman of the Board and the Chairman of the Corporate Governance and Nominating Committee regarding matters to be included on the board agendas and the informational needs associated with those agendas and presentations and approves the agendas, meeting schedules and information provided to the board. The lead director works with the Chairman of the Board to ensure that the board works in an independent, productive fashion and is alert to its obligations to our stockholders. He or she works with the Chairman of the Board to ensure that board meetings are conducted in such a manner as to allow adequate time and opportunity for appropriate discussion of matters brought before the board. The lead director has the authority to call meetings of the Board of Directors and meetings of the independent directors. The lead director assumes those other responsibilities which the independent directors may designate from time to time and is available as deemed appropriate by the board for consultation and direct communication with stockholders. We believe that this structure recognizes that in most cases one person should speak for and lead the company and board, but also that an independent lead director with substantial authority helps ensure effective oversight by an independent board.

Committees of the Board. The board currently has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each of these committees operates pursuant to a written charter adopted by the board. These charters are available in the “Governance” section of our website at http://www.ingredion.com.

Audit Committee

Our Audit Committee is comprised entirely of independent directors, as “independent” is defined under the rules of the NYSE. Each of the members of the Audit Committee is “financially literate” as required by the rules of the NYSE. The board has determined that B. A. Klein, the Chairman of the committee, meets the legal requirements of an “audit committee financial expert” as defined under SEC rules.

This committee assists the board in fulfilling its oversight responsibilities in the areas related to the financial reporting process and the systems of financial control. The Audit Committee also acts as a separately designated standing audit committee established in accordance with the Exchange Act. The committee’s duties include selecting the company’s independent auditors, who are accountable to and meet privately with this committee on a regular basis; reviewing the scope of the audit to be conducted by them, as well as the results of their audit; overseeing our financial reporting activities, and the accounting standards and principles followed; discussing with management the company’s risk assessment and risk management practices, including risk relating to the company’s financial statements, financial reporting processes and the guidelines, policies and processes for monitoring and managing these risks; approving audit and non-audit services provided to the company by the independent auditor; and reviewing the organization and scope of our internal audit function and our disclosure and internal controls. This committee also conducts ongoing reviews of potential related party transactions, including the review and approval of “related party transactions” as defined under SEC rules.

Members of the Audit Committee are B. A. Klein (Chairman), L. Aranguren-Trellez, W. M. Hewett and V. J. Reich. This committee held ten meetings during 2013 and has furnished the report appearing on page 67.

Compensation Committee

Our Compensation Committee is comprised entirely of independent directors, as “independent” is defined under the rules of the NYSE. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Exchange Act Rule 16b-3 and an “outside director” as that term is defined in U.S. Treasury Regulation § 1.162-27(3).

This committee:

•	together with our other independent, outside, non-employee directors, discharges the board’s responsibilities relating to compensation of our Chief Executive Officer,

•	reviews and approves the compensation of executive officers of the company other than the Chief Executive Officer, employee benefit plans in which the executive officers participate and the compensation of outside directors,

•	administers our executive compensation programs and assures that compensation programs are implemented according to our compensation philosophy as established by the Compensation Committee and that compensation actions are aligned with the business strategy, expected financial results and the interests of stockholders,

•	annually reviews the design of our compensation plans,

•	reviews and discusses with management the company’s compensation discussion and analysis to be included in the company’s annual proxy statement or Annual Report on Form 10-K filed with the SEC,

•	prepares the Compensation Committee Report as required by the rules of the SEC,

•	reviews the performance and succession plans of our elected officers and the developmental actions for the group of managers identified by management as high potential and therefore corporate-monitored employees and

•	administers our deferred compensation plan for our non-employee directors.

Our Compensation Committee, together with our other independent, outside, non-employee directors, reviews and approves corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluates our Chief Executive Officer’s performance in light of those goals and objectives and, together with our other independent, outside, non-employee directors, establishes our Chief Executive Officer’s compensation, based on the committee’s evaluation of the Chief Executive Officer’s performance.

The corporate goals and objectives are developed by our management, consistent with our business strategy, and approved by the board. Management recommends base salaries and short- and long-term incentive awards for our executive officers other than our Chief Executive Officer, based on external market information and internal equity. Our Compensation Committee reviews these recommendations and approves the base salaries and short- and long-term opportunities for the executive officers of the company other than our Chief Executive Officer. The Compensation Committee also reviews and approves compensation under equity-based plans for our executive officers other than our Chief Executive Officer.

Our Compensation Committee retains an independent consultant to advise it with respect to incentive plan design, external market information and other compensation matters. The independent consultant generally attends meetings of the committee and also communicates with the committee outside of meetings. Our Compensation Committee has instructed the independent consultant to:

•	act independently of management and at the direction of the committee,

•	understand that their ongoing engagement will be determined by the committee,

•	keep the committee informed of trends and regulatory developments,

•	provide compensation comparisons based on information that is derived from comparable businesses of a similar size to us and

•	provide detailed comparative data regarding executive officer compensation.

The Compensation Committee selected and directly retained the services of Pearl Meyer & Partners, LLC, an independent executive compensation consulting firm, as to its compensation decisions for 2013. Pearl Meyer & Partners did not provide any other services to the company and worked with the company’s management only on matters for which the Compensation Committee is responsible. The Compensation Committee assessed the independence of Pearl Meyer & Partners pursuant to SEC and NYSE rules and concluded that no conflict of interest existed that would prevent Pearl Meyer & Partners from serving as an independent consultant to the committee. The work of Pearl Meyer & Partners in 2013 did not raise any conflict of interest.

Our Compensation Committee meets with our Chief Executive Officer annually to review the performance of our executive officers. This meeting includes an in-depth review of our executive officers’ performance and our succession plans. The same review is presented to the full board each year. Similarly, the Compensation Committee reviews the Chief Executive Officer’s performance and meets independently of the Chief Executive Officer to discuss her compensation. This review is also presented to the full board each year.

Our Chief Executive Officer generally attends meetings of the Compensation Committee by invitation of the committee.

The members of the Compensation Committee are P. Hanrahan (Chairman), D. B. Fischer, R. L. Jordan and D. A. Wilson. This committee held five meetings during 2013.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee is comprised entirely of independent directors, as “independent” is defined under the rules of the NYSE.

This committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by the board, develops and regularly reviews corporate governance principles and related policies for approval by the board, oversees the organization of the board to discharge the board’s duties and responsibilities properly and efficiently and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Corporate Governance and Nominating Committee include: annually assessing the size and composition of the board, including developing and reviewing director qualifications for approval by the board, identifying and recruiting new directors and considering candidates proposed by stockholders, recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and exchange corporate governance standards, conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members and overseeing director orientation and continuing education. The Corporate Governance and Nominating Committee also reviews proposed changes to our certificate of incorporation, by-laws and board committee charters, assesses and makes recommendations regarding stockholder protections, as appropriate, conducts ongoing reviews of potential conflicts of interest, reviews and approves the designation of officers and executive officers for purposes of the Exchange Act and any executive officers standing for election to outside for-profit boards of directors, reviews stockholder proposals in conjunction with the Chairman of the Board and recommends board responses, oversees the self-evaluation of the board and its committees and reviews requests for indemnification under our by-laws.

The company retains a professional third-party search firm to help identify and facilitate the screening and interview process for potential director candidates. The Corporate Governance and Nominating Committee maintains, with the approval of the board, formal criteria for selecting director nominees. Candidates for director are identified for the contributions they can make to the deliberations of the board and their ability to represent impartially all of the company’s stockholders, and are considered regardless of race or gender.

In addition to other considerations, all potential nominees are expected to have and all our current directors have:

•	the highest personal and professional ethics, integrity and values

•	education, breadth of experience, insight and knowledge to understand global business problems and evaluate the possible solutions

•	the ability to think strategically and make decisions with a forward-looking focus, with the ability to assimilate relevant information on a broad range of complex topics

•	leadership skills

•	the ability to work effectively with others

•	respect for the views of others and an open-minded approach to problems

•	an awareness of the responsibilities of the company to its employees, its customers and regulatory authorities

•	a reasoned and balanced commitment to the social responsibilities of the company

•	an interest and availability of time to be involved with the company and its employees over a sustained period

•	stature and experience to represent the company before the public, stockholders and the other various individuals and groups that affect the company

•	an ability and willingness to represent the stockholders’ short-term and long-term economic interests

•	the willingness to objectively appraise management performance in the interest of the stockholders

•	an open mind on all policy issues and areas of activity affecting overall interests of the company and its stockholders

•	no involvement in other activities or interests that create a conflict with the director’s responsibility to the company and its stockholders

The above attributes are expected to be maintained by board members as a condition of their ongoing membership to the board. The Corporate Governance and Nominating Committee reviews the makeup of the board and the tenure of its members at least annually to help determine the number and experience of directors required.

The Corporate Governance and Nominating Committee has also established the following additional criteria as an aid in the selection of potential director candidates. The weight given to any particular item may vary based on the committee’s assessment of the needs of the board, and not all criteria may be applicable to each vacancy. Similarly, these criteria, in whole or in part, may be modified or waived by the Corporate Governance and Nominating Committee in connection with a particular vacancy or as otherwise deemed appropriate by the committee. Candidates should have all or a majority of the following important or desired attributes:

•	active employment as a Chief Executive Officer, or a President, Chief Financial Officer, Senior Officer or General Manager (or a comparable position of responsibility) of a publicly traded company (or a significant private company) with sales and complexity comparable with Ingredion

•	international business experience

•	financial responsibility during career and financial literacy

•	general management experience during career

•	experience on publicly traded or significant private company boards

•	experience with corporate governance issues, and ideally, some background in the legal aspects of governance applicable to publicly traded companies

•	expertise that is useful to the company and complementary to the background and experience of other board members, so that an appropriate balance of skills and experience of the membership of the board can be achieved and maintained

•	contribution to board diversity in the broadest sense (age, gender, ethnicity, geography and personal experience)

•	an understanding of technologies pertinent to the company’s businesses, production, marketing, finance, regulation and public policy

In addition to these minimum requirements and desired attributes, the Corporate Governance and Nominating Committee will also evaluate whether the candidates’ skills and experience are complementary to the existing board members’ skills and experience as well as the board’s need for operational, management, financial, international, technological or other expertise and diversity in a broad sense. The search firm identifies and screens the candidates, performs reference checks, prepares a biography for each candidate for the Corporate Governance and Nominating Committee to review and assists in establishing interviews. The Corporate Governance and Nominating Committee members interview candidates that meet the criteria and select those that it will recommend to the board for nomination. The board considers the nominees and selects those who best suit the needs of the board for nomination for election or appointment to the board. The Corporate Governance and Nominating Committee and the board consider the composition of the entire board and the entire range of diversity in the broadest sense (age, gender, ethnicity, geography and personal experience) in determining who best suits the needs of the board. We do not have a formal diversity policy, but we have historically had a diverse board.

Rhonda L. Jordan and Victoria J. Reich were appointed to the board effective November 1, 2013 after an extensive search. In December 2011, the Corporate Governance and Nominating Committee recommended and the board named G. B. Kenny, Chairman, P. Hanrahan and D. A. Wilson to serve as a search committee, with R. J. Almeida to serve as an ex-officio member. In May 2013, the search committee engaged a search firm to identify candidates to serve as directors. The search firm identified prospective candidates and provided information about their background and experience. The search firm recommended Ms. Jordan and Ms. Reich to the search committee, and the search committee recommended their appointment to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee recommended Ms. Jordan and Ms. Reich for appointment as directors in accordance with the policies and procedures described above. The Board of Directors on October 15, 2013 increased the size of the board to 12 members and appointed Ms. Jordan and Ms. Reich to fill the vacancies created by the increase, effective November 1, 2013. R. J. Almeida’s and J. M. Ringler’s terms as directors will expire at our 2014 annual meeting. The board has reduced the size of the board to ten members effective at our 2014 annual meeting.

Our board members have a desirable mix of backgrounds, skills and experiences. They are all financially literate and share the personal attributes of effective directors described above. Below are some of the specific experiences and skills of the ten nominees for election as directors.

Luis Aranguren-Trellez

Mr. Aranguren-Trellez’s experience includes currently serving as Chief Executive Officer of significant private companies, operating and manufacturing experience, general management experience and living and working outside the U.S.

David B. Fischer

Mr. Fischer’s experience includes currently serving as the Chief Executive Officer of a public company, operating and manufacturing and general management experience, including responsibility for international operations while based in the U.S., and service on the boards of two public companies other than Ingredion.

Ilene S. Gordon

Ms. Gordon’s experience includes currently serving as the Chairman and Chief Executive Officer of Ingredion, serving as the Chief Executive Officer of a large business unit of a large public company, operating and manufacturing, sales and marketing and general management experience, including living and working outside the U.S., and service as a director on several public company boards and on several not-for-profit boards.

Paul Hanrahan

Mr. Hanrahan’s experience includes currently serving as the Chief Executive Officer of a private company, serving as the Chief Executive Officer of a public company, serving as a director of two public companies in addition to Ingredion and three private companies, accounting and financial experience, operating and manufacturing, sales and marketing and general management experience, including living and working outside the U.S.

Wayne M. Hewett

Mr. Hewett’s experience includes currently serving as the Chief Executive Officer of a significant private company, financial and accounting experience, operating and manufacturing experience, general management experience and living and working outside the U.S.

Rhonda L. Jordan

Ms. Jordan’s experience includes 25 years of operating, general management and marketing experience within a large, publicly held, global corporation. She serves as chairman of the compensation committee and a member of the nominating and corporate governance committee of a public company and chairman of the compensation committee of a significant, privately held company.

Gregory B. Kenny

Mr. Kenny’s experience includes currently serving as the Chief Executive Officer of a public company, accounting and financial, operating and manufacturing, sales and marketing and general management experience, including responsibility for international operations while based in the U.S. and service on the boards of public companies other than Ingredion, including a Fortune 19 company, and of the Federal Reserve Bank of Cleveland (Cincinnati Branch).

Barbara A. Klein

Ms. Klein’s experience includes service as Chief Financial Officer of two public companies and as a financial executive at other companies in a number of industries and in various stages of development, including experience with acquisitions and divestitures. She is a certified public accountant. Ms. Klein is an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K and is a member of the audit committee of Cabot Microelectronics and chairman of the audit committee of the National Council on Compensation Insurance.

Victoria J. Reich

Ms. Reich’s experience includes serving as the Chief Financial Officer of two public companies and accounting, financial, operating and general management experience, including responsibility for international operations while living and working outside the U.S. Ms. Reich is a member of the audit and finance committees of a public company and is vice-chair of the audit committee and a member of the safety, health and environment committee of another public company.

Dwayne A. Wilson

Mr. Wilson’s experience includes currently serving as President and Chief Executive Officer of the managing and operating contractor of a significant U.S. Department of Energy site, including a National Laboratory, and previously serving as Group President of a significant international business unit of a public company, project management, operating and manufacturing, sales and marketing and general management experience, including responsibility for international operations while based in the U.S.

The Corporate Governance and Nominating Committee will consider qualified candidates for director nominees suggested by our stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Corporate Governance and Nominating Committee, c/o the Corporate Secretary, at Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154. The Corporate Governance and Nominating Committee intends to evaluate candidates proposed by stockholders in the same manner as other candidates.

Our by-laws provide that candidates for director may be nominated at the annual meeting if the nominating stockholder gives the company written notice not less than ninety nor more than one hundred twenty days in advance of the date which is the anniversary of the date that this proxy statement was released, or, if the date of the annual meeting has been changed by more than thirty days from the date contemplated at the time of the previous year’s proxy statement, not less than ninety days before the date of the applicable annual meeting. That notice must provide certain other information as described in our by-laws.

Members of the Corporate Governance and Nominating Committee are R. J. Almeida (Chairman), G. B. Kenny and J. M. Ringler. This committee held five meetings during 2013.

Director Ownership Guidelines

Our Corporate Governance Principles provide that within five years of his or her election to the board, a director should acquire and hold a number of shares of the company’s common stock that from time to time has a market value equal to a minimum of five times the dollar amount of the cash portion of his or her annual board retainer. We count direct and indirect ownership of our common stock, including restricted stock, restricted stock units and phantom stock units, but do not include stock options in determining whether the ownership targets are satisfied. As of December 31, 2013, all the directors either exceeded their stock ownership targets or were within the five-year compliance window in which to meet those ownership targets.

Director Compensation

The following sets forth the individual components of our outside director compensation in 2013. There were no changes in these components versus 2012 levels. I. S. Gordon, our Chairman and Chief Executive Officer, whose compensation is included in the Summary Compensation Table below, did not receive any additional compensation for serving as a director.

Annual Board Retainer	$200,000
Annual Audit Committee Chairman Retainer	$20,000
Annual Compensation Committee Chairman Retainer	$12,500
Annual Corporate Governance and Nominating Committee Chairman Retainer	$10,000
Annual Lead Director Retainer	$10,000

These retainers are intended to compensate our outside directors at levels comparable to those paid by similarly sized companies. The Compensation Committee and the board believe these to be appropriate levels in terms of the responsibilities borne by the directors and the market for director compensation.

One half of each retainer is paid in cash and the other half is paid in stock. Directors are permitted to defer all or a portion of their retainers into restricted stock units under our Stock Incentive Plan that are deferred until after the director’s termination of service from the board. All directors are reimbursed for board and committee meeting expenses, but no meeting attendance fees are paid in addition to the annual retainers.

The following table summarizes the compensation earned by our directors other than I. S. Gordon for service during 2013.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Richard J. Almeida(4)	$110,000	$110,000	$55,227	$275,227
Luis Aranguren-Trellez	$100,000	$100,000	$25,187	$225,187
David B. Fischer(5)	$62,912	$62,912	$419	$126,243
Paul Hanrahan(6)	$106,250	$106,250	$44,251	$256,751
Karen L. Hendricks(7)	$37,363	$37,363	$44,502	$119,228
Wayne M. Hewett	$100,000	$100,000	$9,946	$209,946
Rhonda L. Jordan(8)	$—	$33,152	$—	$33,152
Gregory B. Kenny	$100,000	$100,000	$39,950	$239,950
Barbara A. Klein(9)	$110,000	$110,000	$30,475	$250,475
Victoria J. Reich(10)	$16,576	$16,576	$—	$33,152
James M. Ringler	$100,000	$100,000	$57,342	$257,342
Dwayne A. Wilson	$100,000	$100,000	$8,653	$208,653

(1)	Restricted stock units have been valued at the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). See notes 2 and 10 to our consolidated financial statements for the year ended December 31, 2013 contained in our Annual Report on Form 10-K for a statement of the assumptions made with respect to the valuation under FASB ASC Topic 718. Shares of common stock have been valued at the closing price of a share of our common stock on the NYSE on the first day of the applicable fiscal quarter, or if that day is not a day on which the NYSE is open for trading, on the immediately preceding day the exchange is open for trading. Shares of common stock are granted in advance on the first business day of each fiscal quarter equal to the amount of the retainer paid in stock divided by the closing price of a share of our common stock on the NYSE on the first day of the fiscal quarter, or if that day is not a day on which the NYSE is open for trading, on the immediately preceding day the exchange is open for trading. Restricted stock units are granted in advance on the first business day of each fiscal quarter equal to the amount of the retainer deferred divided by the closing price of a share of our common stock on the NYSE on the first day of the fiscal quarter, or if that day is not a day on which the NYSE is open for trading, on the immediately preceding day the exchange is open for trading. The restricted stock units (and phantom stock units issued prior to 2005) earn dividend equivalents. The restricted stock units and dividends earned thereon are not subject to vesting but cannot be transferred until a date not less than six months after the date of the director’s termination of service from the board at which time the units will be settled by delivery of shares of common stock.
(2)	As of December 31, 2013, each director had the following aggregate number of restricted stock units and phantom stock units accumulated in his or her deferral account for all years of service as a director, including additional share units credited as a result of the reinvestment of dividend equivalents: R. J. Almeida, 37,659 units; L. Aranguren-Trellez, 18,009 units; P. Hanrahan, 30,618 units; K. L. Hendricks, 6,978 units; W. M. Hewett, 7,882 units; R. L. Jordan, 503 units; G. B. Kenny, 29,590 units; B. A. Klein, 21,904 units; V. J. Reich, 252 units; J. M. Ringler, 39,837 units; and D. A. Wilson, 6,946 units.
(3)

Includes restricted stock units and phantom stock units issued as deemed dividends on restricted stock units and phantom stock units which were credited as additional restricted stock units and phantom stock units valued as follow: R. J. Almeida, $52,052; L. Aranguren-Trellez, $23,944; P. Hanrahan, $42,320; K. L. Hendricks, $43,868; W. M. Hewett, $9,946; G. B. Kenny, $39,950; B. A. Klein, $29,232; J. M. Ringler, $55,062; and D. A. Wilson, $8,653. Includes $1,243 in dividends earned on 888 restricted shares granted to each of Messrs. Almeida, Aranguren-Trellez and Ringler and Ms. Klein in May 2004 for

their service as directors. The underlying shares are vested but remain restricted as to transfer until termination of service from the board. Includes $568 in such dividends on such shares granted to Ms. Hendricks. Also includes cash dividends on shares of common stock issued to certain directors as part of their annual retainers as follow: R. J. Almeida, $1,932; D. B. Fischer, $419; P. Hanrahan, $1,931; K. L. Hendricks, $66; and J. M. Ringler, $1,037. In addition to the amounts shown, directors may participate in a charitable matching gift program which provides for matching contributions by the company ($2 match for the first $1,000 contributed and $1 match for the next up to $6,500 contributed).
(4)	Lead Director and Corporate Governance and Nominating Committee Chairman.
(5)	D. B. Fischer was elected as a director at the May 15, 2013 annual meeting of stockholders.
(6)	Compensation Committee Chairman.
(7)	K. L. Hendricks’ service as a director terminated at the end of her term at the May 15, 2013 annual meeting of stockholders.
(8)	R. L. Jordan was appointed as a director effective November 1, 2013.
(9)	Audit Committee Chairman.
(10)	V. J. Reich was appointed as a director effective November 1, 2013.

Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of December 31, 2013, all persons or entities that the company knows are beneficial owners of more than five percent of the company’s issued and outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10022	5,002,882	6.50%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	4,237,579	5.52%
Wellington Management Company, LLP(3) 280 Congress Street Boston, MA 02210	3,990,863	5.20%

(1)	The ownership information disclosed above is based solely on the Amendment No. 4 to Schedule 13G report that BlackRock, Inc. filed with the SEC on January 29, 2014 on behalf of itself and its subsidiaries. According to the Schedule 13G report, BlackRock, Inc. has sole voting power over 4,688,383 shares covered by the report and sole dispositive power over 5,002,882 shares covered by the report.
(2)	The ownership information disclosed above is based solely on the Amendment No. 1 to Schedule 13G report that The Vanguard Group filed with the SEC on February 11, 2014 on behalf of itself and its subsidiaries. According to the Schedule 13G report, The Vanguard Group has sole voting power over 49,028 shares covered by the report, sole dispositive power over 4,194,151 shares covered by the report and shared dispositive power over 43,428 shares covered by the report.
(3)	The ownership information disclosed above is based solely on the Schedule 13G report that Wellington Management Company, LLP filed with the SEC on February 14, 2014 in its capacity as an investment adviser. According to the Schedule 13G report, Wellington Management Company, LLP has shared voting power over 1,370,018 shares covered by the report and shared dispositive power over 3,990,863 shares covered by the report.

The following table shows the ownership of the company’s issued and outstanding common stock as of March 3, 2014, of each director, each nominee for director, each named executive officer and all directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Beneficial Owner	Outstanding Shares of Company Common Stock(1)	Shares Underlying Phantom Stock Units and Restricted Stock Units(2)	Percent of Class(3)
Richard J. Almeida	2,113	37,909	*
Luis Aranguren-Trellez	965	18,493	*
David B. Fischer	927	365	*
Ilene S. Gordon	508,660	72,906	*
Paul Hanrahan	2,000	31,209	*
Wayne M. Hewett	—	8,299	*
Rhonda L. Jordan	—	1,237	*
Gregory B. Kenny	—	30,151	*
Barbara A. Klein	2,770	22,450	*
Victoria J. Reich	—	619	*
James M. Ringler	901	40,101	*
Dwayne A. Wilson	—	7,357	*
Cheryl K. Beebe(4)	161,009	—	*
Jack C. Fortnum	211,897	17,178	*
James P. Zallie	40,213	10,709	*
Julio dos Reis(5)	23,311	—	*
All directors and executive officers as a group (24 persons)	1,154,726	351,298	1.5%

(1)	Includes shares of company common stock held individually, jointly with others, in the name of an immediate family member or under trust for the benefit of the named individual. Unless otherwise noted, the beneficial owner has sole voting and investment power. Fractional amounts have been rounded to the nearest whole share.

Includes shares of company common stock that may be acquired within 60 days of March 3, 2014, through the exercise of stock options granted by the company in the following amounts: I. S. Gordon, 264,800; C. K. Beebe, 55,500; J. C. Fortnum, 94,833; J. P. Zallie, 29,566; and for all directors and executive officers as a group, 578,541.

Includes shares of the company’s common stock subject to restricted stock awards in the following amounts: for each of R. J. Almeida, L. Aranguren-Trellez, B. A. Klein and J. M. Ringler, 888 shares and reinvestment of dividends on those shares; and for all directors and executive officers as a group, 6,552 shares. The shares of restricted stock held by Mr. Almeida, Mr. Aranguren-Trellez, Ms. Klein and Mr. Ringler were granted to these directors as part of their annual retainers, and reinvested dividends on these shares are vested but are restricted as to transfer until termination of service from the board. Holders of restricted stock are entitled to vote those shares prior to vesting.

Includes shares of the company’s common stock held in the Ingredion Incorporated Stock Fund of our Retirement Savings Plan as follow: C. K. Beebe, 4,122; and for all directors and executive officers as a group, 5,005.

(2)	Includes shares of company common stock that are represented by deferred phantom stock units and restricted stock units of the company credited to the accounts of the outside directors and certain executive officers. The directors and executive officers have no voting or investment power over the company’s common stock by virtue of their ownership of phantom stock units or restricted stock units. The restricted stock units held by executive officers and included in this column are not exercisable within 60 days.

(3)	Less than one percent, except as otherwise indicated. Does not include shares in the column headed “Shares Underlying Phantom Stock Units and Restricted Stock Units.”
(4)	C. K. Beebe, former Executive Vice President and Chief Financial Officer, retired from that position on January 6, 2014 and retired as an employee of the company on February 8, 2014.
(5)	J. dos Reis retired as the company’s Senior Vice President and President, South America Ingredient Solutions and as an employee of the company on December 31, 2013.

Executive Compensation

Compensation Discussion and Analysis

This section provides information concerning our compensation programs in which our principal executive officer, our principal financial officer and our three most highly compensated executive officers other than our principal executive officer and principal financial officer (“named executive officers”) participated in 2013. The compensation discussion and analysis is organized as follows:

•	Executive Summary

•	Overview of Compensation Philosophy and Programs

•	Elements of Compensation

•	Executive Stock Ownership Requirements

•	Other Items

Executive Summary

We are a leading global manufacturer and supplier of starch and sweetener ingredients to a range of industries, including packaged food, beverage and industrial customers.

2013 Business Performance and Executive Pay Highlights

We achieved net sales of $6.3 billion in 2013. Diluted net income per share decreased by 8% to $5.05 compared to $5.47 in 2012 while adjusted diluted net income per share fell by 9% to $5.05 compared to $5.57 in 2012.* The decline in net income per share was largely a result of difficult business conditions in South America. In particular, Argentina faced a dramatic increase in input costs, and government actions limited marketplace pricing opportunities. Positively, our North American business managed through historically high raw material prices and mitigated the potential impact in the region. We also increased our cash dividend by more than 60% and repurchased 3.4  million shares of our common stock.

2013 Executive Pay Highlights

•	The Compensation Committee approved base salary increases for our named executive officers which averaged 5.0%.

•	A substantial majority of the named executive officers’ compensation was in the form of annual and long-term incentives, providing, as in prior years, a strong incentive to increase shareholder value. From 63% to 85% of the named executive officers’ target total direct compensation was performance-based.

•	Annual Incentive Plan awards were based on targets of 75% to 125% of base salary of the named executive officers, based on achievement of goals with respect to EBITDA, operating working capital and personal objectives.

*	See Appendix A for a reconciliation of adjusted diluted earnings per share to diluted earnings per share determined in accordance with generally accepted accounting principles.

•	Reflecting the challenging business environment in 2013, the payments under the Annual Incentive Plan for 2013 to Ms. Gordon, Ms. Beebe, Mr. Fortnum, Mr. Zallie and Mr. dos Reis were 77%, 80%, 80%, 71% and 50% of their target awards, respectively.

•	Long-term incentive awards had a target grant date value of from 35% to 67% of the named executive officers’ total 2013 target compensation (base salary plus target short- and long-term incentive compensation). These awards were in the form of nonqualified stock options, performance shares and restricted stock units granted pursuant to our Stock Incentive Plan. Our goal was to provide awards such that we delivered approximately 40% of the grant date fair value of the long-term incentive award in the form of nonqualified stock options, 35% in the form of performance shares and the remaining 25% in the form of restricted stock units.

•	In 2014, we adopted an incentive compensation recoupment policy (a “clawback policy”) and a policy prohibiting the hedging and pledging of company stock by our executive officers and directors.

Overview of Compensation Philosophy and Programs

Purpose and Structure

A well-structured executive compensation strategy, like a well-structured business strategy, requires clarity and balance. We need to address many important business variables and time frames in our compensation programs. Among the most important variables that we must manage are:

•	Alignment with company strategy and performance across time, i.e., short-, intermediate- and long-term performance,

•	Program design that properly encourages the necessary tradeoffs between short-term results and greater long-term value,

•	Reinforcement of prudent risk taking,

•	Facilitation of our ability to attract and retain key executive talent,

•	Competitiveness with prevailing practices in both level and mix of pay,

•	Program design and overall mix of compensation that is consistent with both managerial effectiveness and sound governance,

•	Program design that can be reasonably applied to a broader cross-section of positions than just named executive officers,

•	Programs that are straightforward and understandable and

•	Facilitation of sensible, sustainable and proportionate sharing of company success between shareholders and employees.

Our compensation programs are intended to balance these reinforcing (and competing) objectives. We believe our programs and related pay opportunities allow us to achieve these objectives in a prudent and effective way. Our executive compensation structure is straightforward, competitive in the marketplace and has a strong emphasis on performance. We believe it is one that shareholders can understand and support.

Our compensation structure for our named executive officers for 2013 included the following broad elements:

This structure is simple and comprehensive, providing:

•	elements essential to be competitive in the marketplace,

•	a mix that supports the short- and long-term elements of our business strategy and

•	performance measures that are drivers of and/or directly based on shareholder value.

Performance

Our pay programs are aligned with competitive practice and our performance. We are committed to continuing to manage the company in a prudent manner for long-term success. We believe we are providing the right incentives to our management for them to do so.

In making decisions with respect to pay for our named executive officers for 2014, our Compensation Committee took into account the say-on-pay vote at our 2013 annual meeting. Our programs for 2014 are similar to those for 2013. In light of the 94.4% vote in favor of the compensation of our named executive officers, we did not change our compensation plans as a result of the say-on-pay vote.

We continue to evaluate our compensation programs and practices to ensure we incorporate best practices in executive compensation and consider modifications to our programs to support our business strategies and provide an appropriate balance of risk and reward.

Philosophy and Process

Our Compensation Committee establishes our compensation philosophy. Our executive compensation programs are approved by our Compensation Committee based on recommendations by management and advice from an independent compensation consultant and administered by our Human Resources Department. Our Chief Executive Officer and Senior Vice President, Human Resources make recommendations concerning base salary, short- and long-term incentive compensation and plan design to our Compensation Committee. Our Compensation Committee approves all forms of compensation, related design provisions and performance goals for our named executive officers.

We are committed to maximizing shareholder value and dedicated to attracting and retaining the necessary talent to accomplish this objective. Our compensation philosophy is designed to directly align the interests of shareholders and employees through compensation programs that will reward employees for performance that builds long-term shareholder value.

The objectives of our compensation programs are to:

•	Align and motivate management to execute our business strategy and to enhance shareholder value,

•	Attract and retain outstanding and talented executives who can execute our strategy and deliver the best business results and

•	Reinforce pay-for-performance by aligning earned compensation with results.

To meet our objectives, elements of compensation are based on the following three fundamental principles.

A Substantial Portion of the Named Executive Officers’ Compensation Will Be Performance-Based. Our executive compensation programs are designed to motivate our executive officers to maximize shareholder returns by achieving growth and profitability goals. Our programs provide this motivation in a number of ways.

•	From 63% to 85% of the named executive officers’ target total direct compensation in 2013 was performance-based.

•	Our named executive officers may earn cash payments under our Annual Incentive Plan with target awards ranging from 75% to 125% of the named executive officer’s base salary. The remaining performance-based portion of total direct compensation was in the form of long-term incentive compensation.

•	The amount of the payments is directly related to the level of performance.

•	No payments are made if threshold performance goals are not achieved.

•	The performance goals are recommended by management and reviewed by the Compensation Committee before being approved by the independent members of the Board of Directors.

A Substantial Portion of Named Executive Officer Compensation Will Be Delivered in the Form of Equity Awards. The Compensation Committee believes that a substantial portion of total compensation should be delivered in the form of long-term equity incentives in order to align the interests of our named executive officers with the interests of our shareholders. In 2013, 35% of the equity compensation provided to our named executive officers was delivered in the form of performance shares, 40% in the form of stock options and 25% in the form of restricted stock units. These awards in combination focus executives on the creation of shareholder value over the long term and permit named executive officers to accumulate ownership in the company.

Like awards earned under the Annual Incentive Plan, performance shares are earned based on the achievement of performance goals recommended by the Compensation Committee and approved by the independent members of the Board of Directors. No performance shares are earned if threshold performance goals are not achieved. Stock options have no realizable value at the time of grant. Named executive officers will only realize value from stock options if our share price appreciates above the exercise price which is the closing price of a share of our common stock on the date of grant. Restricted stock units have a value tied to the stock price.

Our Compensation Program for Named Executive Officers Is Designed to Enable Us to Attract and Retain First-Rate Executive Talent. We believe that shareholders are best served when we can attract and retain talented executives with compensation packages that are competitive. Therefore, in general we target base salary and annual cash compensation (base salary plus target short-term incentives) and long-term incentive compensation opportunities for the named executive officers at the 50th percentile based on executives with similar responsibilities among the comparator group of companies. However, actual pay opportunities can vary somewhat (above or below) this market reference point based on experience, performance, retention concerns and overall expertise in the role. We prepare market benchmarking on the basis of pay opportunities, that is, “target” and grant date values of compensation. We use target/grant date values in our market analyses because earned compensation (as contrasted with target) is entirely a function of performance. Our objective is to deliver competitive target compensation opportunities. Management provides the Compensation Committee with information regarding compensation practices of a compensation comparator group of companies to assist the Compensation Committee in understanding the external market. This market data is provided to management by Meridian Compensation Partners, LLC and reviewed by the Compensation Committee and by its advisor, Pearl Meyer & Partners. The compensation comparator group used for 2013 compensation decisions consisted of the following 39 companies:

Ball Corporation	Masco Corporation
BorgWarner Inc.	Mattel, Inc.
Campbell Soup Company	McCormick & Company, Incorporated
Chiquita Brands International Inc.	Mead Johnson Nutrition Company
The Clorox Company	MeadWestvaco Corporation
Dover Corporation	Meritor, Inc.
Dr. Pepper Snapple Group, Inc.	Mohawk Industries, Inc.
Eastman Chemical Company	Owens-Illinois, Inc.
Ecolab Inc.	Pentair, Inc.
Federal-Mogul Corporation	Reynolds American Inc.
Flowserve Corporation	Sonoco Products Company
Graphic Packaging Holding Company	SPX Corporation
Hanesbrands, Inc.	Tenneco Inc.
Harley-Davidson Motor Company Inc.	Terex Corporation
The Hershey Company	Trinity Industries, Inc.
The J. M. Smucker Company	United Stationers Inc.
Hormel Foods Corporation	Visteon Corporation
Joy Global Inc.	W.W. Grainger, Inc.
Leggett & Platt, Incorporated	Weyerhaeuser Company
Lorillard, Inc.

We compete for talent with a variety of companies in the U.S. and elsewhere. Accordingly, since our executive talent is likely to come from a variety of industries, the Compensation Committee decided that the comparator group should similarly reflect a robust cross-section of companies and industries. Consequently, a comparator group was developed that was based on companies that provide data to the Aon Hewitt database and which were broadly similar in revenue scope (between $3.0 billion and $8.6 billion in annual revenues). Meridian Compensation Partners applied regression analysis to account for differences in size (i.e., revenues) of the companies in the 2013 comparator group in estimating the market value of each compensation element, a common analytical convention. The median annual revenue of this group was $5.9 billion.

Dr. Pepper Snapple Group, Inc., Flowserve Corporation, The J.M. Smucker Company, Leggett & Platt, Incorporated, Mead Johnson Nutrition Company, Trinity Industries, Inc. and United Stationers Inc. were included in the list of comparator companies for 2013 and not included in the list used for 2012 compensation decisions. Avery Dennison Corporation, Brunswick Corporation, Cameron International Corporation, Eastman Kodak Company, The Mosaic Company, Nalco Holding Company, NCR Corporation, Newell Rubbermaid Inc.,

Quad/Graphics, Inc., The Scotts Miracle-Gro Company, Sealed Air Corporation, Temple-Inland Inc., The Sherwin Williams Company and The Timken Company were included in the 2012 list but not included in the 2013 list. These changes were not choices made by the Compensation Committee. They resulted from changes in the companies providing data to be included in the Aon Hewitt database and/or changes in those companies’ revenues.

We determine all elements of compensation annually at the same time in order to consider the relationships between all of the compensation elements as well as assess the appropriateness of the total compensation package for each named executive officer. To accomplish this, we review the strength of our financial performance, the executive officers’ positions and levels of responsibility, internal comparisons, individual performance and historical grant levels, as well as the competitive market data for the compensation comparator group.

Elements of Compensation

As summarized above, our compensation program has five components: base salary, annual incentives, long-term incentive compensation, benefit programs broadly available to employees and a limited number of perquisites. Each element is addressed in the context of competitive conditions and internal comparisons. The Compensation Committee annually reviews each component of compensation including performance metrics and objectives to determine whether they remain properly aligned. Accordingly, there may be changes from year to year in the metrics or other plan design elements we use to measure performance and as the basis for earning the components of compensation.

Base Salary: We target base salaries at the 50th percentile (actual salaries are adjusted for relative experience for the position) relative to executives with similar responsibilities of the compensation comparator group of companies. The specific named executive officer’s salary varies based on the level of his or her responsibility, experience, time in position, internal equity considerations and individual performance. Salaries are reviewed annually. All salary actions with respect to named executive officers other than the Chief Executive Officer are recommended by our Chief Executive Officer and reviewed and approved by the Compensation Committee. Our Chief Executive Officer’s recommendations are made at the conclusion of our performance review process. Our performance review process requires our Chief Executive Officer to evaluate the other named executive officers’ performance and contributions against objective metrics and success drivers and to assign a performance rating. This rating system is used for all salaried employees. Based on these ratings our Chief Executive Officer makes salary recommendations considering the named executive officer’s time in the position and the salary-50th percentile for the corresponding position in the compensation comparator group.

In 2013, the Chief Executive Officer recommended salary increases for the other named executive officers, and the Compensation Committee approved total salary increases for the executive officers including the Chief Executive Officer. The increases for our named executive officers averaged 5.0%.

Annual Incentive Plan: Our Annual Incentive Plan is our short-term incentive cash compensation program for officers, including the named executive officers. This plan was approved by our shareholders in 2010.

Since its inception, our Annual Incentive Plan has fostered and supported our pay-for-performance philosophy by providing direct incentives to achieve specific financial goals. These goals are based on financial goals for the company recommended by management and approved by our Board of Directors. These plan goals are intended to align performance with our shareholders’ interests. Earned annual incentives are based on performance relative to the pre-established financial goals and personal objectives.

The Compensation Committee approves a cash, short-term incentive target opportunity for each named executive officer expressed as a percentage of base salary. For 2013, the target awards for the named executive officers ranged from 75% to 125% of base salary depending on the officer’s position, as shown in the table on page 32. Incentive targets are established by the Compensation Committee in part based on market data and in part based on our Chief Executive Officer’s recommendations concerning short-term incentive target awards for specific named executive officers (other than herself). Ms. Gordon’s 2013 target was established based on market data and was approved by the Compensation Committee and the independent members of the Board of Directors.

Management recommended and the Compensation Committee approved the performance measures, goals and weightings with respect to the goals as shown in the table below. The Compensation Committee approved each performance measure for the following reasons: EBITDA because it serves as a foundation for our growth and, as a result, shareholder value; operating working capital because it is a key financial metric; and personal objectives because these objectives are important priorities for each individual executive to achieve strategic initiatives. Mr. Fortnum’s and Mr. dos Reis’ goals included regional EBITDA goals for the regional operations for which they were responsible in order to provide an incentive for superior performance of those operations.

Weightings Assigned in 2013 to Each Performance Objective under the

Annual Incentive Plan for the Named Executive Officers

	EBITDA(1)	Regional EBITDA		Operating Working Capital(2)	Personal Objectives
I. S. Gordon	60%			15%	25%
C. K. Beebe	60%			15%	25%
J. C. Fortnum	35%	25	%(3)	15%	25%
J. P. Zallie	60%			15%	25%
J. dos Reis	35%	25	%(4)	15%	25%

(1)	EBITDA is defined as operating income plus depreciation and amortization.
(2)	Operating working capital is defined as the 12-month average of current assets less current liabilities excluding cash and cash equivalents, current deferred income tax assets and liabilities, short-term financing and margin and derivative accounts divided by average monthly net sales multiplied by 30 days.
(3)	EBITDA for the North America region.
(4)	EBITDA for the South America region.

Scales developed for each metric permit participants in our Annual Incentive Plan (“AIP”) to earn from 0% up to 200% of their annual incentive targets based on achievement from 88% to 115% of the EBITDA goal and achievement of an operating working capital goal from 0% for 57.1 days outstanding to 200% for 47 days outstanding.

Our Board of Directors approves goals and objectives for the company. The Compensation Committee, together with the company’s other independent directors, reviews and approves corporate goals and objectives relevant to our Chief Executive Officer’s compensation in light of those goals and objectives for the company. The Compensation Committee in conjunction with the company’s other independent directors evaluates the Chief Executive Officer’s performance in light of those goals and objectives. The Compensation Committee discusses the evaluation with the other directors and recommends compensation for the Chief Executive Officer to the independent directors who approve the Chief Executive Officer’s compensation, including base salary and short- and long-term incentive awards.

To be eligible to receive an incentive payment for a performance period, a named executive officer must (i) be an employee of the company on the last day of the performance period, or have terminated employment during the performance period due to retirement, disability or death, and (ii) have been employed by the company more than six months of the performance period. A named executive officer who is eligible to receive an incentive payment for a performance period, but who was not actively employed during the entire performance period, will receive a prorated payment determined in accordance with rules approved by the Compensation Committee. Annual incentive awards for each performance period are to be paid within two and one-half months after the end of the one-year performance period. The following tables set forth our 2013 financial performance goals established for each named executive officer for 2013 as well as the actual results achieved.

Summary of 2013 Financial Goals and Actual Results under the

Annual Incentive Plan for the Named Executive Officers

Financial Metrics	2013 Target-Level Goals	2013 Financial Results
EBITDA for the company	$911.6 million	$806.8 million
EBITDA for the North America Region	$506.6 million	$497.7 million
EBITDA for the South America Region	$251.7 million	$156.7 million
Operating Working Capital	52.1 days	54.7 days

Executive Annual Incentives

Payout Percentage Detail—2013

	EBITDA			Operating Working Capital		Personal Objectives		Total
Name	% Weighting	% Payout		% Weighting	% Payout	% Weighting	% Payout	% Payout
I. S. Gordon	60%	52%		15%	74%	25%	140%	77%
C. K. Beebe	60%	52%		15%	74%	25%	150%	80%
J. C. Fortnum	60%	69	%(1)	15%	74%	25%	110%	80%
J. P. Zallie	60%	52%		15%	74%	25%	113%	71%
J. dos Reis	60%	31	%(2)	15%	74%	25%	80%	50%

(1)	Based on 35% weighting to EBITDA for the company and 25% weighting to EBITDA for the North America region.
(2)	Based on 35% weighting to EBITDA for the company and 25% weighting to EBITDA for the South America region.

Executive Annual Incentives

Target, Maximum and Actual Awards—2013

	AIP Target		AIP Maximum(1)		2013 Calculated AIP Payout (paid in March 2014)
Name	% of Salary	Amount ($)	% of AIP Target	Amount ($)	% of AIP Target	Amount ($)
I. S. Gordon	125%	$1,358,500	200%	$2,717,000	77%	$1,051,000
C. K. Beebe	80%	$465,920	200%	$931,840	80%	$372,000
J. C. Fortnum	80%	$426,400	200%	$852,800	80%	$342,000
J. P. Zallie	80%	$395,200	200%	$790,400	71%	$279,000
J. dos Reis	75%	$395,700	200%	$791,400	50%	$196,000

(1)	These amounts reflect 200% of the target opportunity. In 2013, awards granted to our named executive officers were based upon an incentive pool equal to 3% of our total operating income and an individual allocation of this pool of 40% to our Chief Executive Officer and 15% each to our Chief Financial Officer and each of the other three named executive officers, subject to a maximum award of $5.0 million in each case. The Compensation Committee exercised its discretion to reduce these award amounts based on the metrics described in the discussion of our Annual Incentive Plan.

Annual incentives paid for 2013 were determined based upon achievement of goals set for corporate and regional financial results including EBITDA, operating working capital and personal objectives. For 2013, the performance goals for each of the named executive officers were recommended by the Compensation Committee and reviewed and approved by the independent members of the Board of Directors. These goals were based upon financial goals for the company recommended by management and reviewed and approved by the Board of Directors.

The personal objectives component represented 25% of each named executive officer’s potential award opportunity. The personal objectives for the Chief Executive Officer and the other named executive officers were recommended by the Compensation Committee and reviewed and approved by the independent members of the Board of Directors. The personal objectives for the named executive officers other than the Chief Executive Officer were recommended by the Chief Executive Officer to the Compensation Committee.

Ms. Gordon’s personal objectives were focused on revenue and cost synergies and delivery of growth. In particular her goals were weighted as follows:

•	Continuous improvement in controllable costs (20%),

•	Safety (20%),

•	Results-focused innovation (20%),

•	Strategic planning (20%),

•	Succession planning, talent assessment and leadership development (20%).

The personal objectives of the other named executive officers were aligned with Ms. Gordon’s personal objectives and focused on those same key areas in varying levels of emphasis and weighting.

At the end of the year, each named executive officer submitted a written self-appraisal. For the named executive officers other than the Chief Executive Officer, the appraisals were reviewed by the Chief Executive Officer. The self-appraisal for the Chief Executive Officer was reviewed by the Compensation Committee. These reviews considered completion of objectives and the quality of work performed and incorporated an element of judgment in assigning individual levels of achievement. A maximum 200% payout on the personal objective component was possible for exceptional achievement.

Based on the Compensation Committee’s review of the individual personal objectives and actual achievements for Ms. Gordon and upon Ms. Gordon’s recommendations for the other named executive officers, the following achievement percentages were assigned for personal objectives: 140% for Ms. Gordon, 150% for Ms. Beebe, 110% for Mr. Fortnum, 113% for Mr. Zallie and 80% for Mr. dos Reis.

Our Chief Executive Officer can recommend an adjustment to the amount of the Annual Incentive Plan award earned by any other named executive officer (positively or negatively) based on her judgment of that individual’s performance and/or her judgment of the degree of difficulty of the goal. In 2013, the Chief Executive Officer did not recommend any adjustments under this provision. Furthermore, the Compensation Committee can adjust the total amount earned and calculated in accordance with the metrics described above from 0% to 150% based on its determination of the relative strength or weakness of an individual’s performance. As a result, an outstanding performer can have his or her total bonus payment increased by 50%; conversely, the bonus can be reduced incrementally to $0 for an unsatisfactory performer. No such adjustments were made under this provision for 2013.

Long-term Incentive Compensation: The principal purpose of our long-term incentive compensation program is to align the rewards to executives with the creation of shareholder value. For our Chief Executive Officer, the grant date value of target long-term incentive compensation comprised 67% of total 2013 target compensation (base salary plus target short- and long-term incentive compensation). For our other named executive officers, the grant date value of target long-term incentive compensation comprised from 35% to 50% of their total 2013 target compensation. We feel this provided an appropriate balance between shorter- and longer-term compensation and fixed and variable components. In 2013, we awarded long-term incentives to our executive officers in the form of nonqualified stock options, performance shares and restricted stock units granted pursuant to our Stock Incentive Plan. Our goal was to provide awards such that we delivered approximately 40% of the grant date fair value of the long-term incentive award in the form of nonqualified stock options, 35% in the form of performance shares and the remaining 25% in the form of restricted stock units. We used these allocations among stock options, performance shares and restricted stock units to provide a balance of compensation based on absolute stock price growth and superior relative performance-based shareholder return. We continue to evaluate the appropriate mix of long-term incentive compensation vehicles in comparison to the market to best support our long-term business strategy.

Stock Options. We determined the February 2013 grant of nonqualified stock options by converting 40% of the targeted long-term incentive compensation value for each named executive officer to a number of stock options using an estimated Black-Scholes option value. Stock options were granted to eligible management employees, and the exercise price of such options was established on February 5, 2013. All of the options granted to our named executive officers are nonqualified stock options with ten-year terms that vest in one-third increments on the first three anniversaries of the date of the grant.

We make long-term incentive grants at the Compensation Committee’s first meeting each year, typically in early February, and at the same time other elements of compensation are determined so that we can consider all elements of compensation simultaneously.

Performance Shares. In 2011, 2012 and 2013, performance shares comprised 35% of the targeted long-term incentive compensation value. Performance shares awarded will be earned based on our relative total shareholder return (“TSR”) relative to our performance share peer group for a three-year cycle. The performance shares are intended to focus our executive officers on achieving critical multi-year goals, in particular, delivering superior shareholder returns relative to a comparator group. We believe that over time investors will choose our stock if they believe it will, at least, perform as well as a relevant group of peers and with strong expectations that we might outperform those peers. The Compensation Committee regularly reviews the design of the performance shares, including performance metrics, to ensure the grants continue to be aligned with maximizing shareholder returns by achieving growth and value-generation goals. To further promote executive share ownership and shareholder alignment, vested performance shares are paid in common stock. No dividends are earned on any performance shares prior to the stock payment.

As with prior years, for performance shares awarded in 2013, we set the relative TSR target award at the 55th percentile of the performance share peer group described below because we wanted to reward for above-average performance in our long-term incentive plan. TSR is defined for purposes of the performance shares as the sum of (a) change in stock price (ending stock price minus starting stock price) plus (b) dividends paid divided by beginning stock price. Beginning stock price is the average of the daily average prices for each of the 20 trading days immediately prior to the first day of the performance period. Ending stock price is the average of daily average prices for each of the last 20 trading days of the performance period. The daily average prices are the average of the high and low prices on the NYSE for one share of common stock on the date of determination. Dividends paid were the total of all dividends paid on one share of common stock during the applicable calendar quarter(s) during the performance period with dividends treated as though they were reinvested at the end of each calendar quarter based on the stock price at the end of each calendar quarter.

Performance shares are earned based on our relative percentile ranking with respect to TSR for members of our performance share peer group. The performance/reward scale for the 2013 grant is as follows:

	Threshold Performance (50% of Shares)	Target Performance (100% of Shares)	Maximum Performance (200% of Shares)
Relative Total Shareholder Return	40th percentile	55th percentile	80th percentile

The performance share peer group for the performance shares granted in 2013 consisted of Ingredion and the 19 companies listed below.

AGRICULTURAL PROCESSING	AGRICULTURAL CHEMICALS
Archer-Daniels-Midland Company	Agrium, Inc.
Bunge Limited	Monsanto Company
Gruma, S.A. de C.V.	Potash Corporation of Saskatchewan Inc.
MGP Ingredients, Inc.	Syngenta AG
Penford Corporation	Terra Nitrogen Company, L.P.
Tate & Lyle PLC

AGRICULTURAL PRODUCTION/FARM PRODUCTION	PAPER/TIMBER
Alico, Inc.	Deltic Timber Corporation
Alliance One International, Inc.	MeadWestvaco Corporation
Universal Corporation	Potlatch Corporation
Resolute Forest Products Inc.
Wausau Paper Corp.

These companies were recommended by management and approved by our Compensation Committee on the basis of their Standard Industrial Classification codes and their inclusion in the former S&P Basic Materials Index in which we were also included. The performance share peer group was utilized for this purpose rather than the compensation comparator group because we believe investors are more likely to consider the stocks of these companies as alternatives to an investment in our stock than the companies in the compensation comparator group, in part because their business operations are more similar to ours. Buckeye Technologies Inc. was originally in the group but has been eliminated because it was acquired by Georgia-Pacific LLC.

We believe that the compensation comparator group is more representative of industries from which we may attract talent. Therefore, we use it to determine competitive compensation levels. We believe the use of two separate groups of companies is appropriate and not uncommon given the different purposes for comparison.

Results of 2011-2013 Performance Awards. Relative TSR for this 3-year performance cycle was at the 68th percentile. Consequently, 143.3% of the target number of performance shares granted in February 2011 were earned. The 2011 performance peer group was the same as the 2013 performance peer group. TSR was used because it is a direct measure of the value delivered to shareholders relative to other comparable investments. The performance/reward scale for the 2011-2013 cycle at threshold, target and maximum levels was the same as for the 2010-2013 cycle shown above.

Restricted Stock Units. Restricted stock units represent the right to receive a share of common stock upon vesting. Restricted stock units are granted to align the interests of named executive officers with the interests of our shareholders. They promote retention of critical executive talent. They also help balance the named executive officers’ long-term incentive compensation mix to minimize risk taking. Finally, they result in the issuance of a lesser amount of shares to provide an equivalent amount of compensation compared to stock options. We determined the February 2013 grant by converting 25% of the targeted long-term incentive compensation value for each named executive officer to a number of restricted stock units using the closing price of a share of our common stock on the date of grant. Restricted stock units granted to the named executive officers in February 2013 vest on the third anniversary of the date of the grant. The restricted stock units vest on a pro rata basis in the event of death, disability or retirement on or after age 65, age 55 with ten years of service or age 62 with five years of service. As of each dividend payable date, additional restricted stock units equivalent to the value of the dividend are credited to the award. The additional restricted stock units carry the same terms and conditions as the underlying award.

Retirement and Other Benefits: We also provide benefits such as medical, dental and life insurance and disability and accidental death and dismemberment coverage to each named executive officer. These benefits are also provided to all eligible U.S.-based employees. Eligible employees, including the named executive officers, can purchase additional life, dependent life and accidental death and dismemberment coverage as part of their active employee benefits. In addition, all salaried employees in the U.S. are eligible to participate in our Cash Balance Pension Plan, our Retirement Savings Plan and our Retiree Health Care Spending Accounts (“RHCSA”). Eighteen current employees, including two named executive officers, who were participating in our legacy Executive Life Insurance Plan that was established by our former parent company prior to our becoming an independent public company are provided with split-dollar life insurance. This plan has been frozen.

Cash Balance Plan. Our Cash Balance Plan is a defined benefit qualified pension plan which is available to all U.S. salaried employees. Accounts of participants in the Cash Balance Plan accrue pay credits based on years of service and monthly interest credits using a rate equal to a specified amount above the interest rate on short-term U.S. Treasury notes. Pay credits are calculated as a percentage (3% to 10%) of a salaried employee’s eligible compensation (defined as base salary, overtime and earned Annual Incentive Plan award). The pay credit percentage is determined by the employee’s years of service and reaches and remains at 10% after 35 years of service. The value of a participant’s account at retirement is paid out either as a life or a joint and survivor annuity or in an optional form, such as a lump sum if certain funding conditions are met. The Cash Balance Plan provides for a three-year vesting period. All of the named executive officers other than Mr. dos Reis participate in the Cash Balance Plan.

To the extent that an employee’s annual retirement income benefit under the Cash Balance Plan exceeds the limitations imposed by the U.S. Internal Revenue Code, additional benefits may be provided by our nonqualified Supplemental Executive Retirement Plan through a Cash Balance Make-up Account to which we contribute the amounts that we would contribute to the Cash Balance Plan absent those limitations. All of the named executive officers other than Mr. dos Reis participate in Cash Balance Make-up Accounts.

Supplemental Executive Retirement Plan. Certain of our U.S.-based eligible employees, including all the named executive officers other than Mr. dos Reis, are entitled to participate in our Supplemental Executive Retirement Plan (SERP). The purpose of this nonqualified, unfunded plan is to (a) permit certain key executives to defer receipt of a portion of current compensation, including short- and long-term incentive payments, until a later year, (b) provide participants and their beneficiaries with the amount of retirement income that is not provided under the Cash Balance Plan or the Retirement Savings Plan by reason of statutory limits on eligible compensation under tax-qualified plans and (c) preserve the opportunity for executives to continue to defer compensation that was deferred under previously maintained plans.

SERP participants are general, unsecured creditors of the company.

Retirement Savings Plan. Our Retirement Savings Plan is a tax-qualified 401(k) savings plan that offers U.S. salaried employees the opportunity to contribute up to 25% of their eligible compensation on either a before-tax or after-tax basis. The company matches 100% of employee contributions up to the first 6% of eligible compensation contributed. Employee contributions are fully vested upon contribution. Company contributions are vested over three years of qualified employment with the company.

In addition to the Retirement Savings Plan, certain of our U.S.-based eligible employees, including all the named executive officers other than Mr. dos Reis, are entitled to participate in Annual Deferral Accounts and Savings Plan Make-up Accounts under the nonqualified SERP. To the extent that benefits are limited under the Retirement Savings Plan due to statutory limits on compensation and deferral under tax-qualified plans, participants are permitted to defer compensation under the SERP. We make matching contributions to Savings Plan Make-up Accounts that mirror our contributions to the Retirement Savings Plan. A participant is vested in his or her Savings Plan Make-up Account to the extent that he or she is vested in the Retirement Savings Plan employer matching contributions.

Mr. dos Reis participated in our Argentinean subsidiary’s defined contribution savings plan. This plan offers qualified plan participants the opportunity to contribute up to 8% of their eligible compensation on a before-tax basis. The Argentinean subsidiary matches 100% of employee contributions up to 8% of eligible compensation contributed. Employee contributions are fully vested upon contribution. The Argentinean subsidiary’s contributions are vested proportionally after five years of qualified employment with the subsidiary and fully vested after 10 years of qualified employment with the subsidiary. Accounts of participants in this plan accrue monthly interest credits according to the actual investment return gained plus the subsidiary’s and participants’ contributions. The total value of the participant’s account, including participant and subsidiary contributions and earnings on both, is paid out at retirement as a lump sum, or in case of terminations where specific rules and restrictions apply, according to plan regulation.

Retiree Health Care Spending Accounts. A RHCSA account is being provided to Ms. Beebe and will be provided to Ms. Gordon and Mr. Fortnum provided their employment with the company is terminated at or after age 55 with ten years of service (age 62 with five years of service in the case of Ms. Gordon). The accounts provide assistance in purchasing pre-age 65 retiree medical and dental coverage from the company and to reimburse for a Medicare supplement policy for coverage at age 65 or older. At termination, qualified employees have access to a RHCSA for themselves and a RHCSA in an equal amount for their then qualified dependents. The balances in these accounts may be used by the pre-age 65 retiree and dependents to purchase from the company, at the company’s full cost, the medical and dental benefits provided by the company to active employees.

The balances in these notional accounts are forfeited if the employee terminates employment prior to age 55 and ten years of service at the time of termination (age 62 with five years of service in the case of Ms. Gordon). The accounts otherwise terminate on the death of the employee for the employees’ RHCSA and upon the death of the qualified dependent in the case of his or her RHCSA.

Mr. Zallie as a former employee of National Starch LLC is entitled to medical coverage with reduced premiums that mirrors the active health plan prior to age 65 if he retires after age 55 with ten or more years of continuous service or he attains age 65 after terminating employment due to total disability. If he retires after age 55 with ten or more years of continuous service or he attains age 65 after terminating employment due to total disability, he and his spouse (after attaining age 65) will each be entitled to up to $1,500 per year to be spent on specified Medicare supplement medical and prescription drug plans selected by the company.

Executive Life Insurance Plan. Eighteen current U.S. salaried employees, including Ms. Beebe and Mr. Fortnum, participate in our Executive Life Insurance Plan. This is a legacy plan which was established by our former parent company before we became an independent public company, and all of the insurance policies were purchased by our former parent company. This plan and plan benefits are frozen, and we will not offer this benefit to any employees who do not already participate in it. This is a split-dollar life insurance plan which provides the participant with a greater death benefit than provided under our basic life insurance plan. Additionally, at the later of age 65 or 15 years from the purchase of a policy included in this plan, participants are given full ownership of the life insurance policies. Participants’ annual premiums are calculated to be the amount sufficient to pay for the cost of the life insurance being provided.

We make payments to the participating named executive officers in the amount of the participant premiums under the Executive Life Insurance Plan and continue to do so after their retirement from the company. We also make payments to these two named executive officers in the amount of taxes due as a result of such payments.

Perquisites and Other Personal Benefits: We provide our named executive officers with perquisites and other personal benefits that we believe are reasonable and appropriate because they help make our compensation packages competitive and better enable the company to attract and retain executives for key positions and are not excessive.

We provide each named executive officer an automobile. We lease and pay all the costs of operating these automobiles, including insurance for the U.S.-resident named executive officers. Our Argentinean subsidiary owned the automobile which was provided for Mr. dos Reis’ use. Each of the named executive officers is subject to income tax on the imputed income resulting from his or her benefit. Each of the named executive officers also receives financial planning and tax preparation services, the value of which constitutes taxable income to the recipient. We also provide annual physical examinations to our named executive officers.

The values of these perquisites are included in the Summary Compensation Table in the column headed “All Other Compensation.”

Change in Control Agreements. We have a severance agreement with each of the named executive officers other than Mr. dos Reis that requires us or a successor company to make certain payments and provide certain benefits if the officer’s employment is terminated by us or the successor company other than because of death, “Disability” or “Cause,” or is terminated by the officer for “Good Reason,” in each case, within two years after a change in control of the company. Disability, Cause and Good Reason are defined in these severance agreements. These agreements are intended to encourage retention in the face of an actual or rumored change in control. In addition, these agreements are intended to align executives’ and shareholders’ interests by enabling executives to consider corporate transactions that are in the best interests of the shareholders and other constituents of the company without undue concern over whether the transactions may jeopardize the executives’ own employment. Because these agreements are provided to satisfy different objectives than our regular compensation program, decisions made under this program do not affect our regular compensation program.

The terms of these agreements are similar to those provided by other companies, and we provide them in part because we believe we need to do so to provide a competitive compensation package. Information regarding potential payments under these agreements for the named executive officers is provided under the heading “Estimated Potential Payments upon Change in Control” on page 52.

Leadership Transition

Cheryl K. Beebe, Executive Vice President and Chief Financial Officer, retired from that position on January 6, 2014 and retired as an employee of the company on February 8, 2014. She was succeeded as Chief Financial Officer by Jack C. Fortnum. Julio dos Reis, Senior Vice President and President, South America Ingredient Solutions, retired from those positions and as an employee of the company on December 31, 2013.

Executive Stock Ownership Requirements

We maintain stock ownership requirements for our named executive officers. The ownership requirements are five times her current annual base salary for our Chief Executive Officer and three times their base annual salaries for each of the other named executive officers. We count direct and indirect ownership of our common stock, including restricted stock, restricted stock units and phantom stock units, but do not include stock options or unvested performance shares in determining whether the ownership requirements are satisfied. Named executive officers are expected to attain their ownership targets within five years from the time the targets become applicable. Named executive officers are not permitted to sell shares of common stock other than to fund the payment of exercise price of options or to fund the payment of taxes upon the exercise of options or vesting of shares of restricted stock or restricted stock units at any time when they have not attained their ownership targets. As of December 31, 2013, all of our named executive officers either exceeded their stock ownership targets or were within the five-year compliance window in which to meet those ownership targets.

Other Items

Timing of Stock Option Grants

Our Compensation Committee reviews and approves management’s recommendations for option grants annually. This occurs during the first Compensation Committee meeting of the fiscal year. The Compensation Committee approves grants of options to named executive officers at the same time they are granted to all other eligible employees. We do not time such grants in coordination with the company’s possession or release of material, non-public or other information. Meetings of the Compensation Committee are generally scheduled at least a year in advance.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s Chief Executive Officer or any of the company’s four other executive officers, other than the Chief Executive Officer, whose compensation is required to be disclosed in this proxy statement by reason of their being among the most highly compensated officers for the taxable year and who are employed by the company as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareholders). For 2013, the grants of stock options and restricted stock units, the payments under the Annual Incentive Plan and the performance share awards were designed to satisfy the requirements for deductible compensation. However, we may decide to pay non-deductible variable compensation. In addition, salaries are not considered performance-based compensation under Section 162(m); therefore, a portion of our Chief Executive Officer’s salary is not tax deductible by us. Because a 2006 amendment to SEC regulations requires that we disclose the Chief Financial Officer’s compensation in our proxy statement whether or not he or she is one of our four most highly compensated executive officers other than the Chief Executive Officer, Section 162(m) does not limit our deduction for compensation paid to our Chief Financial Officer.

Compensation Recovery Policy

Effective January 1, 2014, the Board of Directors has adopted a recoupment or “clawback” policy for cash and equity incentive awards paid to executive officers. The policy provides that in the event there is a restatement of incorrect financial results, the Compensation Committee in its discretion will seek reimbursement of the incremental portion of awards paid to executive officers in excess of the awards that would have been paid based on the restated financial results. All forms of incentive compensation are subject to this policy. The Compensation Committee may look back over the three-year period prior to the restatement for the recoupment and may look to current and former executives. In addition, the policy provides the Compensation Committee the discretion to recoup amounts of excess incentive compensation paid to any officer in conjunction with any incorrect results (even if not resulting in a restatement), or misconduct on the part of the officer, constituting fraud, commission of a felony, material violation of any written agreement with or policies of the company, or any other material breach of fiduciary duty injurious to the company. In addition, our Chief Executive Officer and Chief Financial Officer are subject to any clawbacks that may be required under the Sarbanes-Oxley Act of 2002.

Anti-Hedging and Anti-Pledging Policies

Effective February 4, 2014, the company adopted an Anti-Hedging and Anti-Pledging Policy. The policy prohibits our executive officers and directors from (a) hedging the risk of ownership in company stock and incentive awards and (b) except in limited circumstances, pledging shares of company stock as collateral for a loan or other obligation.

Corporate Governance Highlights

The Compensation Committee is briefed regularly on best practices and corporate governance developments in relation to executive compensation. Our executive compensation policies and practices include:

•	Independent compensation committee. The Compensation Committee, which is comprised solely of independent directors, approves the compensation of the named executive officers.

•	Independent compensation consultant. The Compensation Committee has retained an independent compensation consultant.

•	No employment agreements. None of our U.S.-based executive officers has an employment agreement with the company.

•	Limited perquisites. Executives receive only limited perquisites.

•	Excise tax gross-ups. Beginning in 2010 our executive officers entering into new severance agreements have not been provided with “excise tax gross-ups” in the event of a change in control.

•	Share ownership requirements. We have meaningful share ownership requirements for executive officers.

•	Policies. In 2014, we adopted a “clawback policy” and a policy prohibiting the hedging and pledging of company stock.

Summary Compensation Table

The following narrative, tables and footnotes describe the total compensation earned by our named executive officers for 2011, 2012 and 2013. The components of the total compensation reported in the Summary Compensation Table are described below. For information on the role of each component within the total compensation package, refer to the description under “Compensation Discussion and Analysis” beginning on page 25.

Salary. This column represents the base salary earned during 2011, 2012 and 2013 and includes any amounts deferred under our Retirement Savings Plan and SERP.

Bonus. No bonuses were paid in 2011, 2012 or 2013.

Stock Awards. This column represents the aggregate grant date fair value of performance shares, restricted stock units and shares of restricted stock granted in the current and prior years, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). Additional information regarding the awards is set forth in the “Grants of Plan-Based Awards in Fiscal 2013” table on page 43 and the “Outstanding Equity Awards at 2013 Fiscal Year-End” table on page 44. The assumptions used in determining the fair value of the awards are set forth in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for each respective year covered by the Summary Compensation Table (notes 2 and 12 in the reports for 2011 and 2012 and notes 2 and 10 in the report for 2013). We caution that the actual amounts ultimately realized from the disclosed performance share awards, restricted stock units and shares of restricted stock will likely vary from the disclosed amounts based on a number of factors, including the amounts of the actual awards, our actual operating performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. The actual value the named executive officer receives will depend on the number of shares earned and the price of a share of our common stock when the shares vest. Because the accounting valuation for the performance share awards is calculated using a Monte Carlo simulation model, the target value utilized by the Compensation Committee to determine the number of performance shares to grant differs slightly from the valuation used for accounting purposes.

Option Awards. This column represents the grant date fair value of stock option awards granted in the current and prior years, computed in accordance with FASB ASC Topic 718. Additional information regarding the awards is set forth in the “Grants of Plan-Based Awards in Fiscal 2013” table on page 43 and the “Outstanding Equity Awards at 2013 Fiscal Year-End” table on page 44. The assumptions used in determining the fair value of the awards are set forth in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for each respective year covered by the Summary Compensation Table (notes 2 and 12 in the reports for 2011 and 2012 and notes 2 and 10 in the report for 2013). We caution that the actual amounts ultimately realized by the named executive officers from the disclosed option awards will likely vary based on a number of factors, including our actual operating performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Because we consider vesting restrictions and forfeiture assumptions to determine the grant date fair value of stock option awards, the target value utilized by the Compensation Committee to determine the number of stock options to grant differs slightly from the valuation used for accounting purposes and disclosed in this column. Stock options granted in 2011, 2012 and 2013 vest in three equal installments on the first three anniversaries of their dates of grant.

Non-Equity Incentive Plan Compensation. This column represents cash awards earned under our Annual Incentive Plan, which is discussed in further detail beginning on page 30 under “Compensation Discussion and Analysis” beginning on page 25.

Change in Pension Value and Nonqualified Deferred Compensation. This column represents the aggregate actuarial increase in the present value of benefits under all of our pension plans. The amounts were determined by using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements. In 2012, these amounts also included the amount by which interest earned on deferred compensation deemed to be invested at the prime rate exceeded the interest that would have been earned on those investments at 120% of the applicable federal long-term rate (as prescribed under Section 1274(d) of the Internal Revenue Code).

All Other Compensation. Consistent with our emphasis on performance-based pay, perquisites and other compensation are limited in scope and are primarily comprised of retirement benefit contributions and company-provided automobiles.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings(2) ($)	All Other Compensation(3) ($)	Total ($)
Ilene S. Gordon	2013	$1,083,733		$—	$3,029,258	$1,554,690	$1,051,000		$101,616	$184,459	$7,004,756
Chairman of the Board,	2012	$1,043,500		$—	$3,176,208	$1,459,248	$1,658,344		$113,423	$189,470	$7,640,193
President and Chief	2011	$966,000		$—	$2,831,020	$1,135,484	$1,839,510		$97,824	$57,664	$6,927,502
Executive Officer

Cheryl K. Beebe	2013	$580,533		$—	$627,218	$323,447	$372,000		$185,120	$36,895	$2,125,213
Former Executive Vice	2012	$557,792		$—	$680,616	$310,272	$561,000		$188,104	$41,074	$2,338,858
President and Chief	2011	$531,396		$—	$590,358	$275,912	$637,000		$210,552	$40,109	$2,285,327
Financial Officer(4)

Jack C. Fortnum	2013	$531,500		$—	$560,476	$289,494	$342,000		$155,941	$94,900	$1,974,311
Executive Vice President	2012	$513,542		$—	$604,992	$279,568	$553,000		$186,882	$99,160	$2,237,144
and President, North	2011	$496,292		$—	$573,325	$265,300	$578,000		$168,423	$98,916	$2,180,256
America(5)

James P. Zallie	2013	$492,417		$—	$480,408	$248,393	$279,000		($69,400)	$76,666	$1,507,484
Executive Vice President,	2012	$472,917		$—	$522,561	$240,784	$443,000		$626,605	$146,791	$2,452,658
Global Specialties and	2011	$447,917		$—	$484,689	$227,400	$526,000		$323,896	$66,372	$2,076,274
President, EMEA and Asia-Pacific(6)

Julio dos Reis	2013	$548,000	(8)	$—	$300,227	$155,469	$196,000	(8)	$—	$59,189	$1,258,885
Former Senior Vice	2012	$494,094	(8)	$—	$334,107	$155,136	$373,000	(8)	$—	$91,235	$1,447,572
President and President,	2011	$452,588	(8)	$—	$278,146	$128,860	$485,000	(8)	$—	$57,666	$1,402,260
South America Ingredient
Solutions(7)

(1)	Stock Awards in 2013 include performance share awards, restricted stock units and restricted stock units related to the dividend equivalents on restricted stock units previously granted. For the performance shares granted in 2013, assuming the highest level of performance conditions will be achieved, the maximum grant date value would be as follow: Ms. Gordon, $3,561,070; Ms. Beebe, $739,090; Mr. Fortnum, $658,462; Mr. Zallie, $564,396; and Mr. dos Reis, $349,388.
(2)

For 2013, this consists of the actuarial increase in the value of the company’s Cash Balance Plan and Cash Balance Make-up Account. For Mr. Fortnum, the 2013 amount also includes a $5,083 decrease in the value of Mr. Fortnum’s interest in the Ingredion Canada Pension Plan. For

Mr. Zallie, the 2013 amount also includes a $155,969 decrease in the value of Mr. Zallie’s interest in the National Starch LLC Pension Plan and National Starch Excess Pension Plan.
(3)	The following table provides additional information on the amounts reported in the “All Other Compensation” column of the Summary Compensation Table for 2013.

All Other Compensation Table

Named Executive Officer	Company Contributions to Qualified and Non-Qualified Savings Plans	Payments Equal to Life Insurance Premiums	Tax Payments Related to Life Insurance	Perquisites	Total All Other Compensation
I. S. Gordon	$164,525	$—	$—	$19,934	$184,459
C. K. Beebe	$15,300	$3,396	$2,264	$15,935	$36,895
J. C. Fortnum	$65,070	$8,146	$5,431	$16,253	$94,900
J. P. Zallie	$56,125	$—	$—	$20,541	$76,666
J. dos Reis	$35,305	$—	$—	$23,884	$59,189

•	Company Contributions to Savings Plans: The company makes matching contributions for compensation contributed by participants under our Retirement Savings Plan and SERP Savings Plan Make-up Accounts. The matching contributions for 2013 are set forth in the table above. For Mr. dos Reis, this amount represents our Argentinean subsidiary’s company contributions under its defined contribution savings plan.
•	Life Insurance: Ms. Beebe and Mr. Fortnum participate in our Executive Life Insurance Plan. The amounts in the table include payments equal to the amount of participant premiums on life insurance policies for their benefit. These policies were purchased by our former parent company, and we have continued to maintain the policies based upon the commitment to provide such benefits to each participant. The premiums on these policies are based on the insurance company’s underwriting requirements.
•	Tax Payments Related to Life Insurance: As participants in the Executive Life Insurance Plan, Ms. Beebe and Mr. Fortnum receive payments in the amount of taxes due as a result of the payments made equal to the amount of their participant premiums.
•	Perquisites: These amounts include the costs of providing a leased automobile or the use of a company automobile to each of our named executive officers, financial planning and tax preparation services and executive physicals and, for Mr. dos Reis, security services and statutory meal reimbursements.

(4)	Ms. Beebe, former Executive Vice President and Chief Financial Officer, retired from that position on January 6, 2014 and retired as an employee of the company on February 8, 2014.
(5)	Mr. Fortnum has served as Executive Vice President and Chief Financial Officer since January 6, 2014.
(6)	Mr. Zallie has served as Executive Vice President, Global Specialties and President, North America and EMEA since January 6, 2014.
(7)	Mr. dos Reis, former Senior Vice President and President, South America Ingredient Solutions, retired from those positions and as an employee of the company on December 31, 2013.
(8)	Mr. dos Reis was employed by our Argentinean subsidiary and his salary and non-equity incentive plan compensation were paid a portion in U.S. Dollars and a portion in Argentinean Pesos. The amounts shown and paid are based on the monthly average exchange rates for the Argentinean Peso per U.S. Dollar with respect to the applicable year published by the Internal Revenue Service. The yearly average exchange rate for 2013 was 0.17532 Argentinean Peso per U.S. Dollar.

Grants of Plan-Based Awards in Fiscal 2013

The following table contains information relating to grants to the named executive officers during 2013 of awards under our Annual Incentive Plan and performance shares, restricted stock units and stock options under our Stock Incentive Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
I. S. Gordon	2/5/2013	$679,250	$1,358,500	$2,717,000
	2/5/2013				13,250	26,500	53,000				$1,780,535
	2/5/2013							18,900			$1,248,723
	2/5/2013								87,000	$66.07	$1,554,690

C. K. Beebe	2/5/2013	$232,960	$465,920	$931,840
	2/5/2013				2,750	5,500	11,000				$369,545
	2/5/2013							3,900			$257,673
	2/5/2013								18,100	$66.07	$323,447

J. C. Fortnum	2/5/2013	$213,200	$426,400	$852,800
	2/5/2013				2,450	4,900	9,800				$329,231
	2/5/2013							3,500			$231,245
	2/5/2013								16,200	$66.07	$289,494

J. P. Zallie	2/5/2013	$197,600	$395,200	$790,400
	2/5/2013				2,100	4,200	8,400				$282,198
	2/5/2013							3,000			$198,210
	2/5/2013								13,900	$66.07	$248,393

J. dos Reis	2/5/2013	$197,850	$395,700	$791,400
	2/5/2013				1,300	2,600	5,200				$174,694
	2/5/2013							1,900			$125,533
	2/5/2013								8,700	$66.07	$155,469

(1)	These amounts reflect the terms of the awards under our Annual Incentive Plan. The actual amounts paid under the Annual Incentive Plan with respect to awards made in 2013 are included in amounts for 2013 in the column captioned “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above.
(2)	These amounts reflect the terms of grants of performance shares under our Stock Incentive Plan. The grant date fair values of these shares are included in the column captioned “Stock Awards” in the Summary Compensation Table above.
(3)	The exercise price for these options is the closing price of a share of our common stock on the date of grant.
(4)	This column shows the grant date fair value of stock awards and option awards under FASB ASC Topic 718. Generally, the full grant date fair value is the amount the company would expense in its financial statements over the award’s vesting schedule. For stock options, fair value is calculated based on the grant date fair values estimated by us using the Black-Scholes option pricing model for financial reporting purposes, $17.87 for the grants on February 5, 2013. For additional information on the valuation assumptions, see notes 2 and 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013. We caution that the actual amounts ultimately realized by the named executive officers from the disclosed stock and option awards will likely vary based on a number of factors, including the amounts of the actual awards, our actual operating performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. The options vest in three equal installments on the first, second and third anniversaries of the date of grant.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table contains information relating to stock options, performance shares and restricted stock units held by our named executive officers at December 31, 2013.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(10) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(11) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(10) ($)
I. S. Gordon	100,700				$29.90	01/26/20
	49,933	24,967	(1)		$47.95	02/07/21
	30,100	60,200	(2)		$55.95	02/06/22
		87,000	(3)		$66.07	02/04/23	78,486	(6)	$5,373,152
										55,900	$3,826,914

C. K. Beebe	12,133	6,067	(1)		$47.95	02/07/21
	6,400	12,800	(4)		$55.95	02/06/22
		18,100	(5)		$66.07	02/04/23	13,215	(7)	$904,699
										11,800	$807,828

J. C. Fortnum	23,600				$34.36	01/28/18
	36,800				$28.75	01/25/20
	11,666	5,834	(1)		$47.95	02/07/21
	5,766	11,534	(2)		$55.95	02/06/22
		16,200	(3)		$66.07	02/04/23	12,187	(8)	$834,322
										10,500	$718,830

J. P. Zallie	10,000	5,000	(1)		$47.95	02/07/21
	4,966	9,934	(2)		$55.95	02/06/22
		13,900	(3)		$66.07	02/04/23	10,430	(9)	$714,038
										9,000	$616,140

J. dos Reis	—	—			—	—	—		—
										—	—

(1)	These options vested on February 8, 2014.
(2)	One half of these options vested on February 7, 2014, and the other half will vest on February 7, 2015.
(3)	One third of these options vested on February 5, 2014, and the other two thirds will vest in equal annual installments on February 5, 2015 and February 5, 2016, respectively.
(4)	One half of these options vested on February 7, 2014, and the other half vested on February 8, 2014 through action by the Compensation Committee.
(5)	6,033 of these options vested on February 5, 2014, and 12,067 of these options vested on February 8, 2014 through action of the Compensation Committee.
(6)	9,865 of these restricted stock units will vest ratably over three years on each May 4 beginning May 4, 2014; 27,716 of these restricted stock units vested on February 8, 2014, 21,690 of these restricted stock units will vest on February 7, 2015 and 19,215 of these restricted stock units will vest on February 5, 2016. During the vesting periods, nonvested restricted stock units earn dividend equivalents, which are credited as additional restricted stock units, subject to the same vesting and restricted periods as the original restricted stock units.
(7)	9,022 of these restricted stock units vested on February 8, 2014, and 4,193 of these restricted stock units vested on February 8, 2014 through action of the Compensation Committee.
(8)	4,497 of these restricted stock units vested on February 8, 2014, 4,132 of these restricted stock units will vest on February 7, 2015 and 3,558 of these restricted stock units will vest on February 5, 2016. During the vesting periods, nonvested restricted stock units earn dividend equivalents, which are credited as additional restricted stock units, subject to the same vesting and restricted periods as the original restricted stock units.
(9)	3,765 of these restricted stock units vested on February 8, 2014, 3,615 of these restricted stock units will vest on February 7, 2015 and 3,050 of these restricted stock units will vest on February 5, 2016. During the vesting periods, nonvested restricted stock units earn dividend equivalents, which are credited as additional restricted stock units, subject to the same vesting and restricted periods as the original restricted stock units.
(10)	Value stated is the number of unvested shares multiplied by the closing price of a share of our common stock on December 31, 2013 ($68.46).

(11)	Reflects the following unearned performance shares in the 2012 and 2013 performance share awards (at the target performance level) and the value using the stock price on December 31, 2013 ($68.46).

	2012 Performance Shares		2013 Performance Shares
Name	Target Shares (#)	Value($)	Target Shares (#)	Value($)
I. S. Gordon	29,400	$2,012,724	26,500	$1,814,190
C. K. Beebe	6,300	$431,298	5,500	$376,530
J. C. Fortnum	5,600	$383,376	4,900	$335,454
J. P. Zallie	4,800	$328,608	4,200	$287,532
J. dos Reis	—	$—	—	$—

These performance shares will be earned over three-year performance periods ending December 31, 2015 and 2016, respectively. Ms. Beebe will be entitled to a pro rata portion of the earned portions of such awards proportional to the portions of the performance periods during which she was an employee.

Option Exercises and Stock Vested in Fiscal 2013

The following table contains information concerning the exercise of stock options by our named executive officers and vesting of performance share units and restricted stock units held by them during 2013.

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
I. S. Gordon	—	$—	39,797	$2,405,047
C. K. Beebe	40,834	$1,399,231	8,886	$529,428
J. C. Fortnum	40,000	$1,437,664	8,600	$512,388
J. P. Zallie	—	$—	7,310	$435,530
J. dos Reis	9,033	$200,375	8,334	$533,631

(1)	Represents the number of stock options exercised in 2013. The value realized upon exercise is equal to the number of options exercised multiplied by the difference between the closing price of a share of our common stock on the date of exercise and the exercise price.
(2)	Represents the number of performance shares and restricted stock units vesting in 2013. The number of shares acquired as a result of the vesting of restricted stock units includes the restricted stock units credited as dividend equivalents on each dividend payable date. The value realized upon vesting is computed by multiplying the number of performance shares by the stock price on the date of payment (February 4, 2014) with respect to the performance shares and by the stock price on the vesting date with respect to restricted stock units.

The final restricted stock units and performance shares vested and the value realized are set forth below.

Name	2011 Performance Shares		Restricted Stock Units
	(#)	Value($)	(#)	Value($)
I. S. Gordon	36,549	$2,177,589	3,248	$227,457
C. K. Beebe	8,886	$529,428	—	$—
J. C. Fortnum	8,600	$512,388	—	$—
J. P. Zallie	7,310	$435,530	—	$—
J. dos Reis	4,157	$247,674	4,177	$285,957

6,667 shares of restricted stock held by Mr. dos Reis at the time of his retirement on December 31, 2013 were forfeited because they had not vested. 4,177 restricted stock units held at that date vested under the prorata vesting provisions of the restricted stock units, and his remaining 2,223 restricted stock units held at that time were forfeited.

Pension Benefits in Fiscal 2013

The following table states the actuarial present value of each named executive officer’s accumulated benefit under each of our pension plans.

Cash Balance Plan. Our Cash Balance Plan is a defined benefit qualified pension plan which is available to all U.S. salaried employees. Accounts of participants in the Cash Balance Plan accrue pay credits based on years of service and monthly interest credits using a rate equal to a specified amount above the interest rate on short-term U.S. Treasury notes. Pay credits are calculated as a percentage (3% to 10%) of a salaried employee’s eligible compensation (defined as base salary, overtime and earned Annual Incentive Plan award). The pay credit percentage is determined by the employee’s years of service and reaches and remains at 10% after 35 years of service. The value of a participant’s account at retirement is paid out either as a life or a joint and survivor annuity or in an optional form, such as a lump sum, if certain funding conditions are met. The Cash Balance Plan provides for a three-year vesting period.

Mr. Fortnum participated in the Ingredion Canada Pension Plan for Salaried Employees prior to his transfer from our Canadian subsidiary to the parent company on March 1, 1993. Mr. Fortnum has ceased to accrue benefits under this plan and has 7.5 years of credited service under the plan at December 31, 2013.

Mr. Zallie participated in the National Starch LLC Pension Plan during his employment with National Starch. The National Starch LLC Pension Plan was frozen effective December 31, 2010, and Mr. Zallie ceased to accrue benefits under this plan. Mr. Zallie had 27 years of credited service under the plan at December 31, 2013.

Nonqualified Cash Balance Make-up Accounts. To the extent that an employee’s annual retirement income benefit under the Cash Balance Plan exceeds the limitations imposed by the Internal Revenue Code, additional benefits may be provided by our nonqualified SERP through a Cash Balance Make-up Account. Except for Mr. dos Reis, all of the named executive officers participate in Cash Balance Make-up Accounts. Ms. Beebe and Mr. Fortnum were participants in a defined benefit plan operated by the company that owned us before we became an independent public company in January 1998. The named executive officers who became officers of Ingredion when we became an independent company (Ms. Beebe and Mr. Fortnum) receive additional pay credits in Cash Balance Make-up Accounts to offset a portion of pension benefits lost as a result of our becoming an independent public company and the change from a final average pay plan maintained by our predecessor to our Cash Balance Plan.

Pension Benefits

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
I. S. Gordon	Cash Balance Plan	4	$43,589	$—
	Nonqualified Cash Balance Make-up Account	4	$329,587	$—
C. K. Beebe	Cash Balance Plan	33	$508,100	$—
	Nonqualified Cash Balance Make-up Account	33	$996,162	$—
J. C. Fortnum	Cash Balance Plan	28	$362,894	$—
	Nonqualified Cash Balance Make-up Account	28	$920,572	$—
	Ingredion Canada Pension Plan	7.5	$135,073	$—
J. P. Zallie	Cash Balance Plan	30	$63,341	$—
	Nonqualified Cash Balance Make-up Account	30	$176,356	$—
	National Starch LLC Pension Plan	27	$1,224,349	$—
	National Starch Excess Pension Plan	27	$1,840,389	$—
J. dos Reis	n/a	n/a	n/a	n/a

(1)	The present value of the accumulated benefit reflects their current vested balances in the Cash Balance Plan which will be distributed upon termination, regardless of the age of the participant at termination, and balances in their Cash Balance Make-up Accounts will be distributed in accordance with individual elections. In addition, for Mr. Fortnum, the present value includes the present value of accumulated benefits in the Ingredion Canada Pension Plan. The amount shown for this account is based on the exchange rate of 1.071 Canadian Dollars per U.S. Dollar at December 31, 2013. For Mr. Zallie, the present value includes the accumulated benefits in the National Starch LLC Pension Plan and the National Starch Excess Pension Plan. See note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions used to determine the present value of accumulated benefits under our pension plans.

Nonqualified Deferred Compensation in Fiscal 2013

The following table contains information concerning deferred compensation arrangements under our nonqualified SERP, excluding Cash Balance Make-up Accounts which are reflected in the above “Pension Benefits” table. Under the SERP, named executive officers can defer up to 20% of their annual compensation and up to 100% of the awards earned by them under our Annual Incentive Plan and any earned performance shares. Mr. dos Reis, who was an employee of our Argentinean subsidiary, did not participate in the SERP.

Amounts deferred are, at the election of the named executive officer, deemed to be invested at the prime rate or in phantom units of our common stock, provided that earned performance shares must be deferred into phantom units of our common stock. Deemed investment earnings are credited at the monthly compound equivalent of the prime rate, which is adjusted quarterly based upon the published prime rate, or the increase or decrease of the fair market value of the applicable number of shares of our common stock. When dividends are paid on our common stock, deemed investments in common stock are credited with the amount of the dividends which is deemed to be invested in additional phantom stock units at the fair market value of a share of common stock on the dividend payment date. Phantom stock units are paid through the issuance of shares of common stock at the time of distribution equal to the number of phantom stock units owned at that time.

Our SERP is an unfunded plan and is not ERISA-regulated or protected. SERP participants are general, unsecured creditors of the company. Our SERP is a combination of plans that mirrors plans being operated by our former parent company at the time we became an independent public company.

Nonqualified Deferred Compensation

Name	Executive Contributions in 2013(1) ($)	Company Contributions in 2013(2) ($)	Aggregate Earnings in 2013(3) ($)	Aggregate Withdrawals/ Distributions in 2013 ($)	Aggregate Balance at December 31, 2013(4) ($)
I. S. Gordon	$252,798	$149,225	$66,752	$—	$2,214,043
C. K. Beebe	$—	$—	$16,488	$—	$516,647
J. C. Fortnum	$49,770	$49,770	$63,530	$—	$1,559,090
J. P. Zallie	$102,062	$40,825	$12,012	$—	$439,656
J. dos Reis	$—	$—	$—	$—	—

(1)	Employee contributions include any deferrals of annual compensation, including earned awards under the Annual Incentive Plan and any earned performance shares. These amounts are included in the named executive officers’ compensation under either “Salary,” “Bonus,” “Stock Awards” or “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.
(2)	These amounts relate to the company match in Savings Plan Make-up Accounts and are also included in the named executive officers’ compensation under “All Other Compensation” in the Summary Compensation Table.

(3)	Deemed investment earnings are credited at the monthly compound equivalent of the prime rate, which is adjusted quarterly based upon the published prime rate, or the increase or decrease of the fair market value of the applicable number of shares of our common stock. These amounts appear in the Summary Compensation Table as “Nonqualified Deferred Compensation Earnings.”
(4)	These balances include income from prior years which was deferred by the named executive officers and earnings on the amounts previously deferred, as well as deferred 2013 income which is included as income in the Summary Compensation Table as well as in this amount. With respect to Ms. Gordon, Ms. Beebe, Mr. Fortnum and Mr. Zallie, these amounts include $1,633,121, $516,647, $1,371,559 and $275,338, respectively, that were reported as compensation to those named executive officers in the company’s Summary Compensation Table in years prior to 2013. In the case of Ms. Beebe, the balances include deferrals of income earned with our predecessor before we became an independent public company.

Potential Payments upon Termination

No Employment Agreements

None of our named executive officers has an employment agreement. Mr. dos Reis has retired and is no longer a party to any severance arrangements other than those described under the heading Retirement of Julio dos Reis below. The terms of our other named executive officers’ severance are the same as the terms for other salaried employees except in the event of a change in control. Ms. Gordon entered into a letter agreement dated as of April 2, 2009 in connection with her being hired as Chairman of the Board, President and Chief Executive Officer. Pursuant to her letter she is employed on an “at will” basis. The letter agreement provides that for all performance awards granted during Ms. Gordon’s employment that provide for other than ratable annual vesting, the awards will be vested on a pro rata basis (based on the number of days employed during the vesting period) on the date of Ms. Gordon’s retirement at any time on or after attaining age 62 and five years of service with the company, with such vested portion subject to attainment of any performance goals that may be provided under any such awards.

The letter agreement also provided for a grant of restricted stock units under the Stock Incentive Plan with a value of $3,199,000, of which $2,649,000 vested 50% on each of the first two anniversaries of the date of grant, and the remaining $550,000 vested or will vest 1/7th on each of the first seven anniversaries of the date of grant. The restricted stock units will vest in full in the event of death or disability while Ms. Gordon is employed by the company, upon involuntary termination by the company without cause or upon the occurrence of a change in control (as defined in the company’s form of executive severance agreement). Upon vesting, the restricted stock units will be distributed in shares of common stock, together with all dividend equivalents accrued on those units.

In the event of Ms. Gordon’s involuntary termination by the company without cause, the letter agreement provides for a severance payment equal to the sum of her annual base salary plus target annual incentive in effect on the termination date and a pro rata portion of the annual incentive for the year in which the termination occurs based upon actual performance, paid when the annual incentive is paid to other senior executives of the company. The letter agreement contains post-termination restrictions on Ms. Gordon including a two-year non-solicitation of employees covenant and a one-year non-competition covenant.

Potential Payments upon Termination or Change in Control

For terminations other than those relating to a change in control, the named executive officers are not entitled to receive any additional benefits that are not otherwise available to other salaried employees. These benefits which are also available to other salaried employees may include distributions under the Cash Balance Plan, Retirement Savings Plan, retiree medical benefits, disability benefits, accrued vacation pay and death severance benefits. However, termination of senior executive officers may result in severance payments in addition to the payments to which the executive is otherwise entitled in exchange for confidentiality, non-compete, non-solicitation or other agreements. Persons who retire after age 55 with at least ten years of service (after age 62 with at least five years of service in the case of Ms. Gordon), die or become disabled after the first year of a three-year cycle with respect to performance shares issued under our Stock Incentive Plan will receive a prorated award for each such cycle payable after the end of the cycle when other participants receive their payments. If Mr. Fortnum is terminated for any reason, he will be entitled to the continuation of payments equal to the premiums on his executive life insurance policy for his benefit and payments of amounts equal to taxes due as a result of such payments until the later of age 65 or the 15th year of the applicable insurance policy. (Ms. Beebe would have been entitled to payments with respect to the same items if she had been terminated on December 31, 2013.) The amounts of such payments assuming termination as of December 31, 2013 are included in the table under the heading “Estimated Potential Payments upon Change in Control” on page 52. In cases of prior retirements by persons who were executive officers, the Compensation Committee has exercised its discretion to accelerate the vesting of stock options and restricted stock units.

Retirement of Julio dos Reis

Mr. dos Reis served as our Senior Vice President and President, South America Ingredient Solutions through December 31, 2013. The company and Mr. dos Reis have entered into a Consulting Agreement under which Mr. dos Reis agreed, among other things, to provide consulting services to the extent requested by the company during the period beginning on January 1, 2014 and ending on December 31, 2016 (the “Consulting Period”). Mr. dos Reis agreed that during the Consulting Period and for a period of one year thereafter, he will not compete with the company and that during the Consulting Period he will not solicit or recruit employees of the company, subject to specified limitations. Mr. dos Reis also agreed to maintain the confidentiality of the company’s confidential information after his termination. Under this agreement Mr. dos Reis will receive a fee of $923,300, payable in a lump sum of $461,650, followed by 24 monthly installments of $19,235.42 each. The company’s subsidiary, Ingredion Argentina, S.A. (“Ingredion Argentina”) also entered into a Mutual Separation Agreement with Mr. dos Reis under which Mr. dos Reis and Ingredion Argentina agreed to terminate his employment with Ingredion Argentina effective December 31, 2013. Under this Agreement Mr. dos Reis was paid a special termination bonus of $923,300, payable in a lump sum. Mr. dos Reis also agreed to maintain the confidentiality of Ingredion Argentina’s confidential information after his termination. Ingredion Argentina will also pay Mr. dos Reis all the accruals arising from this termination by mutual agreement, including the accrued salary of the month of termination, the accrued 13th-month mandatory salary and accrued unused vacation. Ingredion Argentina also agreed to continue Mr. dos Reis’ medical insurance coverage for himself and his currently covered dependents pursuant to the medical insurance plans in effect at Ingredion Argentina, until such time as Mr. dos Reis reaches the age of 65.

Executive Severance Agreements

We have a severance agreement with each of the named executive officers that requires us to make certain payments and provide certain benefits if the officer’s employment is terminated by us other than because of death, “Disability” or “Cause” or is terminated by the officer for “Good Reason” within two years after a change in control of the company.

Under the severance agreements a change in control results from any of the following:

•	the acquisition by an individual, entity or group of persons of beneficial ownership of 20% or more of our common stock other than pursuant to most transactions in which we directly issue or purchase shares of our common stock,

•	a majority of our directors at the start of a two-year period, and persons whose nominations are approved by those directors, or directors approved by those directors not constituting a majority of our board at the end of the two-year period,

•	a merger or sale of substantially all of our assets except where owners of our shares own a majority of the voting shares of the surviving corporation or purchaser of the assets, and no person other than us or our benefits plans who owned 15% of our stock before the transaction owns 25% or more of the stock of the survivor or purchaser and the directors who must be a majority under the preceding provision are a majority of the directors of the surviving corporation or purchaser or

•	the consummation of a plan of our complete liquidation or dissolution.

For the purposes of the severance agreements:

•	We have “Cause” to terminate the named executive officer if the named executive officer (a) has willfully engaged in conduct which involves dishonesty or moral turpitude which either (1) results in substantial personal enrichment of the named executive officer at our expense or (2) is demonstrably and materially injurious to our financial condition or reputation, (b) has willfully violated the provisions of the confidentiality or non-competition agreement entered into between the company or any of its subsidiaries and the named executive officer or (c) has committed a felony.

•	The named executive officer is said to have “Good Reason” to terminate his or her employment (and thereby become entitled to the benefits described below) if we reduce the named executive officer’s base salary, require the named executive officer to relocate more than 35 miles from his or her office location immediately prior to the change in control, reduce in any manner which the officer reasonably considers important the named executive officer’s title, job authorities or responsibilities immediately prior to the change in control or take certain other actions as specified in the definition.

Each severance agreement requires, as a precondition to the receipt of payments, that the named executive officer sign a standard form of release in which he or she waives all claims that he or she might have against us and certain associated individuals and entities. These agreements also include a prohibition of soliciting or recruiting any of our employees or consultants that would apply for one year following the named executive officer’s termination of employment (two years in the case of Ms. Gordon) and confidentiality provisions that would apply for an unlimited period of time following the named executive officer’s termination of employment. Mr. Zallie’s agreement includes a three-year non-competition agreement in the event his employment is terminated within two years after a change in control or a one-year non-competition agreement if his employment is terminated other than within two years after a change in control.

The agreements provide for the payment of salary and vacation pay accrued through the termination date plus amounts under the Annual Incentive Plan based on the assumption that the target award level was achieved, prorated for the relevant year or portion thereof. In addition, the terminated officer would receive, as a severance payment, a lump sum amount equal to three times the sum of his or her (a) highest base salary in effect during any consecutive 12-month period within the 36 months immediately preceding the date of termination and (b) his or her target Annual Incentive Plan payment for the year in which the termination occurs. We provide this level of severance because we believe it to be typical and necessary to provide a competitive benefit.

The agreements provide for certain continued insurance and other benefits for a period of 36 months (if the named executive officer is at least 62 years old, our Compensation Committee has the discretion to provide such continued insurance and other benefits only until the executive officer attains age 65) and certain allowances for a period of three months, which include, based on current allowances, continued use of a leased automobile for three months. These agreements also provide for accelerated vesting pursuant to our Stock Incentive Plan of the terminated officer’s then unvested restricted stock and restricted stock unit awards and other stock-based awards, including, but not limited to, performance share awards under our long-term incentive compensation program on a change in control.

These agreements also provide for the terminated officer to receive three additional years of service under our Cash Balance Plan based on the officer’s target total cash compensation (if the executive is at least 62 years old he or she will receive a pro rata amount of additional service credits based on the number of full months until the executive reaches age 65) and three years of benefits under his or her nonqualified Cash Balance Make-up Account. These agreements also provide for vesting of the officer’s accounts under the Cash Balance Plan and nonqualified Cash Balance Make-up Accounts, if they are not already vested.

The officer will receive cash payments or nonqualified plan credits equal to three years of employee matching contributions in addition to the contributions made to the Retirement Savings Plan and Savings Plan Make-up Accounts. These agreements also provide for vesting of the officer’s accounts under the Retirement Savings Plan and Savings Plan Make-up Accounts, if they are not already vested.

The officer will receive the cash value of his or her current RHCSA and related dependent account, plus the value of three additional years of company contributions to that account. These agreements also provide for vesting of the officer’s current RHCSA and related dependent account, if they are not already vested.

We will provide a terminated officer with executive-level outplacement services for a period of one year from the date of his or her termination of employment. Such outplacement services are required to be provided through an outplacement firm that is mutually agreed upon by the parties.

We will reimburse any excise tax paid by the terminated officer as a result of payments under his or her severance agreement unless a less than 10% reduction in the payments would make the excise tax inapplicable, in which case the payments will be reduced by the least amount that would make the excise tax inapplicable. If we are barred from providing any of the benefits contemplated by the severance agreements, we are obligated to arrange to provide substantially similar benefits or the after-tax cash equivalent. These provisions providing for reimbursement of excise taxes have not been included in severance agreements entered into after June 2009.

To the extent the payments may not be paid from a qualified plan, such amounts will be paid from our general assets.

Mr. Zallie’s agreement provides for a severance payment of one times his base salary in effect on the date of his termination of employment in the event of termination of his employment other than within two years after a change in control of the company.

Change in Control Provisions of the Stock Incentive Plan

The Stock Incentive Plan provides that upon a change in control, all outstanding awards made under it will be surrendered to the company in exchange for a cash payment except, in the case of a merger or similar transaction in which the shareholders receive publicly traded common stock, all outstanding options and stock appreciation rights immediately will become exercisable in full, all other awards immediately will vest, all performance periods will lapse, each performance period will be deemed satisfied at the target level and each option, stock appreciation right and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction. These provisions are intended to permit our senior executives to focus on our success in the event of a change in control and to encourage them to remain in our employ in the event of a possible change in control. These provisions are similar to terms of other companies’ stock incentive plans and are included in part because we believe we need to do so to provide a competitive compensation package.

Estimated Potential Payments upon Change in Control

The estimated amounts payable to each named executive officer other than Mr. dos Reis, who retired on December 31, 2013, upon a change in control and termination of the named executive officer’s employment for reasons other than for death, “Disability” or “Cause,” by us or our successor or by the named executive officer for “Good Reason” within two years after a change in control in accordance with the terms of the severance agreements discussed above, are shown in the table below. The amounts assume such termination was effective as of December 31, 2013 and are estimates of the amounts that would be paid to the executives upon their termination. Due to a number of factors that affect the nature and amount of any benefits, actual amounts paid or distributed to the named executive officers may be different from the amounts in the table. Factors that could affect these amounts include the timing during the year of any such event, the company’s stock price and the executive’s age.

	I. S. Gordon	C. K. Beebe	J. C. Fortnum	J. P. Zallie
Cash Severance	$7,335,900	$3,144,960	$2,878,200	$2,667,600
Pro rata Bonus Payment(1)	$1,358,500	$465,920	$426,400	$395,200
Early Vesting of Stock Options(2)(3)	$1,473,105	$327,821	$302,664	$293,266
Early Vesting of Restricted Stock and Restricted Stock Units(2)(4)	$5,373,083	$904,699	$846,713	$714,106
Early Vesting of Performance Shares(2)(5)	$5,689,046	$1,258,020	$1,153,185	$985,449
Retirement Benefit Payment(6)(7)	$294,774	$377,962	$334,352	$245,547
Defined Contribution Plan Payments(8)	$518,943	$45,900	$196,557	$179,805
Health and Welfare Benefit Values	$42,843	$38,701	$57,309	$41,864
Post-Retirement Medical Coverage(9)	$12,296	$4,356	$4,356	$—
Outplacement Services	$25,000	$25,000	$25,000	$25,000
Personal Allowances	$4,984	$3,984	$4,063	$4,254
Executive Life Insurance(10)	$—	$34,941	$88,016	$—

Net Value Realized	$22,128,474	$6,632,264	$6,316,815	$5,552,091
Excise Tax and Gross-Up	$—	$—	$—	$—
Forfeiture Required by Modified Gross-Up Provision(11)	($615,891)	$—	$—	$—

Total Value Realized	$21,512,583	$6,632,264	$6,316,815	$5,552,091

(1)	Target award is shown because a guaranteed target payment is triggered by a change in control under severance agreements.
(2)	Upon a change in control, all outstanding options will become fully exercisable, all restrictions imposed on outstanding shares of restricted stock and restricted stock units will immediately lapse and all outstanding performance shares will immediately vest.
(3)	Based on the closing price of a share of our common stock on December 31, 2013 ($68.46) minus the applicable exercise price.
(4)	The number of shares of restricted stock or restricted stock units multiplied by $68.46 (the closing price of a share of our common stock on December 31, 2013).
(5)	Reflects the target number of performance shares for 2011 through 2013, 2012 through 2014 and 2013 through 2015 performance periods multiplied by $69.89 (the highest price of a share of our common stock during the 90-day period immediately preceding the date of the assumed change in control, December 31, 2013).
(6)	For Ms. Beebe and Mr. Fortnum, reflects the full payment that they would receive, which is equal to the sum of the payment due to their eligibility for retirement plus the additional incremental payment due to the change in control.
(7)	Reflects only the additional amounts earned under the Cash Balance Plan and nonqualified Cash Balance Make-up Accounts due to a change in control (the value of three extra years of service credits) as well as the continuation of vesting over the severance period.

(8)	Reflects additional employer contributions to the defined contribution plans based on three times the sum of the employer matching contributions made to the executive’s accounts under the qualified and nonqualified plans for the most recent plan year that ended before the date of the change in control, or if higher, for the most recent plan year that ended after the date of the change in control (calculated on an annualized basis) as well as the continuation of vesting over the severance period.
(9)	Executive officers are vested in their RHCSA accounts at age 55 with ten years of service. Upon a change in control, each named executive officer would receive three additional years of service credits and company contributions and become vested in their RHCSA accounts, if not already vested. Ms. Beebe and Mr. Fortnum are currently vested in their accounts; the amounts shown for them reflect the additional three years of credits they would receive upon a change in control. Ms. Gordon will vest in her accounts as a result of a change in control and will also receive the additional three years of credits; the amounts shown reflect the full account balance as of December 31, 2013 and the additional three years of credit. Mr. Zallie is not eligible for a RHCSA; he is grandfathered in the National Starch LLC Postretirement Welfare Plan, and there are no enhancements to this plan upon a change in control.
(10)	Both Ms. Beebe and Mr. Fortnum are over 55 years of age; therefore, any termination (regardless if it is related to a change in control) would result in continued participation in the Executive Life Insurance Plan. The amounts shown reflect the estimated sum of the continued payments these executives would receive to assist in the payment of premiums on life insurance policies for their benefit and to assist in the payment of taxes due as a result of such payments.
(11)	Forfeiture required by the 110% modified gross-up payment provision in the severance agreements which requires the executive to forfeit the minimum amount necessary to avoid triggering an excise tax liability if his or her aggregate parachute payments do not exceed his or her “safe harbor” limit by 10% or more.

Risk Arising from Compensation Policies and Practices

We believe that risk associated with our incentive plans is low. All eligible employees participate in short-term incentive and long-term incentive plans with substantially similar terms. The metrics and goals for those plans are developed by management and are reviewed and approved by the Board of Directors. Management’s opinion is that our compensation policies and practices do not promote inappropriate risk taking and therefore, any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the company.

Compensation Committee Report

The Compensation Committee of the Board of Directors reports that it has reviewed and discussed with management the section of this proxy statement headed “Compensation Discussion and Analysis,” and, on the basis of that review and discussion, recommended that that section be included in our Annual Report on Form 10-K and in this proxy statement.

Compensation Committee

P. Hanrahan, Chairman

D. B. Fischer

R. L. Jordan

D. A. Wilson

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members:

•	has ever been an officer or employee of the company,

•	is or was a participant in a related person transaction in 2013 (See “Review and Approval of Transactions with Related Persons” for a description of our policy on related person transactions.) or

•	is an executive officer of another entity, at which one of our executive officers serves on the board of directors.

Proposal 2. Advisory Vote on Compensation of Our Named Executive Officers

We seek your advisory vote on our executive compensation programs as required by Section 14A(a)(2) of the Exchange Act. The Board of Directors has determined to seek such a vote annually until the next required stockholder vote on the frequency of stockholder votes on executive compensation.

We ask that you support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in this proxy statement. Because your vote is advisory, it will not be binding on the board or the company. However, the board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

We have a long-standing tradition of delivering performance results for our stockholders, customers and the communities in which we operate. Our executive compensation programs have played a material role in our ability to achieve strong financial results and attract and retain a highly experienced, successful team to manage the company.

Our executive team has successfully managed the company through the recent challenging economic conditions. We are poised to continue our long-standing tradition of excellence and delivering performance results for our stockholders, our customers and the communities in which we operate and to provide a diverse and engaged workforce.

We believe that our executive compensation programs are structured to effectively support our company and our business objectives in a manner that comports with market practices.

•	Our compensation programs are substantially tied into our key business objectives and the success of our stockholders. If the value we deliver to our stockholders declines, so does the compensation we deliver to our executives.

•	We maintain the highest level of corporate governance over our executive pay programs.

•	We closely monitor our compensation programs and the pay levels of executives of companies of similar size and complexity so that we may ensure that our compensation programs are within the norm of a range of market practices.

In 2014, we adopted a clawback policy and a policy prohibiting the hedging and pledging of company stock by our executive officers and directors.

The Board of Directors recommends that you vote FOR the following proposal:

RESOLVED: that the stockholders approve, on an advisory basis, the compensation of the company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosures in the proxy statement for the company’s 2014 annual meeting of stockholders.

Proposal 3. Amendment and Reapproval of the Ingredion Incorporated Stock Incentive Plan

Summary of the Proposal

The company has maintained the Ingredion Incorporated Stock Incentive Plan since the company initially became an independent company. Under this plan, the company may grant a variety of different stock-based awards including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock and performance shares. We refer to the Ingredion Incorporated Stock Incentive Plan, as amended and in effect prior to the 2014 annual meeting, as the “Existing Plan.” The Existing Plan was originally approved by stockholders in 1998 and subsequently approved in 2005 and 2010 when the

Existing Plan was amended. On March 19 and March 31, 2014, the Board of Directors, based on the recommendation of the Compensation Committee of the board (for purposes of this Proposal 3, the “Committee”), authorized the adoption, subject to stockholder approval, of amendments to the Existing Plan. We use the term the “Plan” to refer to the Existing Plan after amending it to give effect to the proposed amendments. We are asking you to reapprove the Plan, which includes amendments to the Existing Plan to increase by 4,300,000 the number of shares authorized for issuance under the Plan, to clarify that, in accordance with the company’s practice, shares that are used to pay the exercise price of a nonqualified stock option or an incentive stock option will not be reissued under the Plan whether tendered by a participant in the Plan or withheld by the company, and to extend the termination date of the Plan from May 1, 2020 to May 1, 2024.

The following table provides the number of shares subject to outstanding awards and the number of shares available for future grants under the Existing Plan as of March 3, 2014.

Number of Stock Options Outstanding	3,509,877
Weighted Average Exercise Price	$44.63
Weighted Average Remaining Term (in years)	6.5
Number of Full-Value Awards Outstanding (restricted shares, restricted stock units, performance shares and phantom stock units)	805,064
Number of Shares Remaining Available for Future Grant	1,691,429
Common Shares Outstanding (as of March 24, 2014)	74,514,968

If the proposal to amend the Existing Plan is approved, the total number of shares of common stock available for new awards will be increased by 4,300,000 shares to a total of 5,991,429 shares based on the number of shares available under the Plan as of March 3, 2014 (subject to adjustment in the event of a stock split, stock dividend, recapitalization, merger, spin-off or other similar change or event involving the company).

The board and the Committee believe that the amendment to the Existing Plan to increase the number of shares available for issuance under the Plan would be in the best interests of the company.

Description of the Plan and Performance Goals

Purpose of the Plan. The purpose of the Plan is to promote the long-term financial success of the company by (i) attracting and retaining executive personnel of outstanding ability; (ii) strengthening the company’s capability to develop, maintain and direct a competent management team; (iii) motivating executive personnel by means of performance-related incentives to achieve longer-range performance goals; (iv) providing incentive compensation opportunities which are competitive with those of other major corporations; (v) enabling such executive personnel to participate in the long-term growth and financial success of the company through increased stock ownership and (vi) serving as a mechanism to compensate outside directors.

The Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding deductibility of executive compensation. Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to each of its named executive officers. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as qualified performance-based compensation, certain criteria must be satisfied and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to, and approved by a separate majority vote of, stockholders before the compensation is paid. If approved by the company’s stockholders, the Plan will enable the Committee to continue to grant awards under the Plan that will be exempt from the deduction limits of Section 162(m) of the Internal Revenue Code.

The material features of the Plan are summarized below. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is included as Appendix B to this Proxy Statement.

Administration. The Committee is responsible for administration of the Plan. The Plan provides that the Committee will consist of two or more members of the board, each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and (iii) an “Independent Director” within the meaning of the rules of the NYSE. Subject to the express provisions of the Plan, the Committee has the authority to select eligible directors, officers and other key management employees of the company and its subsidiaries for participation in the Plan and determine all of the terms and conditions of each grant and award.

Eligibility and Participation. All non-employee directors of the company and all salaried employees of the company and its affiliates are eligible to receive awards under the Plan at the discretion of the Committee. The company currently has 11 non-employee directors, and the company and its affiliates currently have approximately 4,150 employees eligible to participate in the Plan. Generally, awards have been limited to the company’s non-employee directors, its executive officers and approximately 275 other management employees, plus special awards on an annual basis to fewer than 50 other employees. The benefits or amounts that will be received by any of the participants are indeterminable at this time. Each grant and award will be evidenced by a written agreement containing such provisions not inconsistent with the Plan as the Committee shall approve. The Committee also has the authority to establish rules and regulations for administration of the Plan and to decide questions of interpretation of any provisions of the Plan. All such rules, regulations, interpretations and conditions will be conclusive and binding on all parties. In addition and subject to compliance with Section 157 of the Delaware General Corporation Law, the Committee may authorize one or more executive officers of the company to make certain awards under the Plan to employees who are not directors or executive officers.

Available Shares. As of March 3, 2014, there were 4,314,941 shares of common stock subject to outstanding awards issued under the Existing Plan, including 3,509,877 nonqualified stock options and 805,064 shares subject to full-value awards (restricted stock, restricted stock units and performance shares) and 1,691,429 shares available for new awards. If the proposal to amend the Existing Plan is approved, the total number of shares of common stock available for new awards will be increased by 4,300,000 to a total of 5,991,429 shares based on the number of shares available under the Plan as of March 3, 2014 (subject to adjustment in the event of a stock split, stock dividend, recapitalization, merger, spin-off or other similar change or event involving the company). On March 3, 2014, the closing price of a share of the common stock on the NYSE was $64.91. Under the Existing Plan, we reduced the number of shares available for future awards by one share for each share that is subject to a stock option or stock appreciation right under the Plan and each other award granted prior to May 18, 2005, by 2.5 for all other awards granted after May 18, 2005 and prior to May 19, 2010 and by 2.0 for all other awards granted after May 18, 2010 and prior to May 21, 2014. Under the Plan we will continue to reduce the number of shares available for future awards by one share for each share that is subject to a stock option or stock appreciation right granted under the Plan on or after May 21, 2014, and for all other awards granted on or after May 21, 2014, we will continue to reduce the number of shares available for future awards by 2.0. For example, if we issue 100 restricted stock units or shares of restricted stock on or after May 21, 2014, we will reduce the number of shares available for new awards by 200, and if we grant someone 100 stock options or stock appreciation rights to be settled in stock, we will reduce the number of shares available by 100. We will not reduce the number of shares available if an award can only be settled in cash or to the extent that an award that can be settled in either stock or cash is settled in cash.

If an award expires, terminates, is canceled or forfeited, the shares subject to that award will be available for future awards to the extent the number of shares available under the Plan was reduced when such award was granted. Shares of common stock subject to an award under the Plan may not be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled stock appreciation right and were not issued as a result of the net settlement or net exercise of such stock appreciation right, (ii) shares tendered by the participant or withheld by the company to pay the exercise price of an incentive stock option or non-statutory stock option, (iii) shares delivered to or withheld by the company to pay withholding taxes related to an award under the Plan or (iv) shares repurchased on the open market with the proceeds of an option exercise.

Shares of common stock issued in accordance with the Plan will be made available from authorized and unissued shares of common stock, or authorized and issued shares of common stock reacquired and held as treasury shares or otherwise, or a combination thereof.

To the extent required by Section 162(m) of the Internal Revenue Code and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options, stock awards or performance share awards, or a combination thereof may be granted during any calendar year to any person will be 500,000, subject to adjustment as provided in the Plan.

Awards under the Plan are to be evidenced by written agreements containing the terms and conditions of the awards. Award agreements are subject to amendment, including unilateral amendment by the company (with the approval of the Committee) unless the amendments adversely affect the participant.

Change in Control. In the event of certain acquisitions of 20% or more of the common stock, a change in a majority of the board, a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the company (unless, among other conditions, the company’s stockholders receive 50% or more of the stock of the surviving company) or a liquidation or dissolution of the company, all outstanding awards will be surrendered to the company in exchange for a cash payment except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and stock appreciation rights immediately will become exercisable in full, all other awards immediately will vest, all performance periods will lapse, each performance period will be deemed satisfied at the target level and each option, stock appreciation right and other award will represent a right to acquire the appropriate number and class of shares received in the merger or similar transaction.

Effective Date, Termination and Amendment. The Existing Plan became effective as of January 1, 1998 and will terminate on May 1, 2024, unless terminated earlier by the board. The board may amend the Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would (i) increase the maximum number of shares of common stock available under the Plan, (ii) effect any change inconsistent with Section 422 of the Internal Revenue Code, (iii) extend the term of the Plan or (iv) reduce the minimum purchase price or base price of a share of common stock subject to an option or stock appreciation right.

No Repricing. Without limiting its ability to make adjustments in connection with stock splits and similar changes in the company’s capital structure as described below, the company may not, without stockholder approval, amend or replace any previously granted option or stock appreciation right in a transaction that constitutes a repricing under the rules of the NYSE. In particular, the company will not cancel an option or stock appreciation right that has an exercise price which is greater than the fair market value of the underlying common stock in exchange for stock, cash or other consideration and will not cancel an option or stock appreciation right that has an exercise price which is greater than the fair market value of the underlying common stock and regrant such option or stock appreciation right with a lower exercise price or base price.

Minimum Vesting for Full-Value Awards. Awards of restricted stock, restricted stock units and performance shares which vest on the basis of the recipient’s continued employment with or provision of services to the company may not provide for vesting that is any more rapid than annual pro rata vesting over a three-year period, and any restricted stock, restricted stock units and performance shares which vest on the attainment of performance goals must provide for a performance period of at least 12 months; provided that vesting may be shortened in the case of disability, death, retirement, or a change in control and provided further that up to 5% of the shares available for new awards are not subject to these limitations.

Stock Options and Stock Appreciation Rights—General. The Committee may grant to eligible participants options to purchase shares of common stock which are either nonqualified stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The Committee also may grant stock appreciation rights either independently of, or in tandem with, stock options. The exercise of a stock appreciation right entitles the holder to receive shares of common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the common stock on the exercise date and the base price of the stock appreciation right.

The Committee will determine the terms of each option and stock appreciation right, including the number and exercise price or base price of the shares subject to the option or stock appreciation right, the term of the option or stock appreciation right and the conditions to the exercisability of the option or stock appreciation right. Upon exercise of an option, the purchase price must be paid (i) in cash, (ii) by delivery of certain previously acquired shares of common stock, (iii) by delivery of cash in an amount of the aggregate purchase price payable by reason of the exercise by a broker-dealer acceptable to the company to whom the optionee has submitted an irrevocable notice of exercise, (iv) by authorizing the company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise or (v) by a combination of cash, delivery of certain previously acquired shares of common stock and authorizing the company to withhold whole shares of common stock.

Shares of common stock to be delivered or withheld for taxes may not have an aggregate Fair Market Value (as defined in the Plan), determined as of the date of delivery or withholding, in excess of the amount determined by applying the minimum statutory withholding rates.

Nonqualified Stock Options and Stock Appreciation Rights. The exercise price of a nonqualified stock option and the base price of a stock appreciation right will not be less than 100% of the fair market value of the common stock on the date of grant, provided that the base price of a stock appreciation right granted in tandem with an option will be the exercise price of the related option.

No nonqualified stock option will be exercisable more than ten years after its date of grant. Unless otherwise provided in the applicable award agreement, the period for the exercise of a nonqualified stock option or stock appreciation right following termination of employment will be as described herein. In the event of termination of employment (1) by reason of (i) death, or (ii) retirement on or after (a) age 65, (b) age 55 (with a minimum of ten years of employment with or service to the company) or (c) age 62 (with a minimum of five years of employment with or service to the company), or (iii) permanent disability or (2) for any reason within two years following a Change in Control (as defined in the Plan), each nonqualified stock option and stock appreciation right will be exercisable for the remainder of the option period or stock appreciation right period as stated under the terms of the award agreement, but only to the extent that the option or stock appreciation right was exercisable at the date of such termination of employment. In the event of termination of employment for any other reason, each nonqualified stock option and stock appreciation right will remain exercisable, to the extent that the option or stock appreciation right was exercisable at the date of the termination of employment, for a period of 90 days after the termination of employment, but in no event after the expiration of the option or stock appreciation right. If an employee is terminated for Cause (as such term is defined in the Plan), his or her rights under all options and stock appreciation rights will terminate on the date of the termination.

Incentive Stock Options. The exercise price of an incentive stock option will not be less than the fair market value of the common stock on the date of grant of such option, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the company (a “ten percent holder”), in which case the option exercise price will be the price required by the Internal Revenue Code, currently 110% of fair market value.

No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option is a ten percent holder, in which case the option will be exercisable for no more than five years after its date of grant. Subject to the limit on the total number of shares that may be subject to awards under the Plan, the maximum number of shares of common stock that may be issued on or after May 21, 2014 in the form of incentive stock options granted under the Plan is 5,991,429 shares based on the number of shares available under the Plan as of March 3, 2014.

Unless otherwise provided in the applicable award agreement, the period for the exercise of an incentive stock option following termination of employment will be as described herein. In the event of termination of employment by reason of permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue

Code), incentive stock options will be exercisable only to the extent the options were exercisable on the effective date of the optionee’s termination of employment for a period of no more than one year after the termination (or such shorter period as determined by the Committee), but in no event after the expiration of the incentive stock option. In the event of termination of employment by reason of death, incentive stock options will be exercisable only to the extent the options were exercisable on the effective date of the termination for a period of three years after the date of death, but in no event after the expiration of the incentive stock option. In the event an employee is terminated for Cause (as defined in the Plan), any incentive stock options held by such individual will terminate on the date of the termination of employment. In the event of termination of employment for any other reason, incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of 90 days after the termination, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the specified periods following termination of employment by reason of permanent and total disability or for any other reason (except termination of employment which is for Cause), each incentive stock option will be exercisable only to the extent the option was exercisable on the date of the holder’s death, and may thereafter be exercised for a period of no more than three years but in no event after expiration of the incentive stock option.

Bonus Stock Awards, Restricted Stock Awards and Restricted Stock Unit Awards. The Plan provides for the grant of (i) bonus stock awards, which are vested upon grant, (ii) restricted stock awards and (iii) restricted stock unit awards. An award of restricted stock or of a restricted stock unit may be subject to specified performance measures for the applicable restriction period. Shares of restricted stock and restricted stock units will be non-transferable. Shares of restricted stock and restricted stock units other than those issued as payment of all or a portion of non-employee directors’ retainers will be subject to forfeiture if the holder does not remain continuously in the employment of the company during the restriction period and, if the restricted stock or restricted stock unit is subject to performance measures, if the performance measures are not attained during the restriction period. However, unless otherwise set forth in the award agreement, termination of employment (1) by reason of (i) death, or (ii) retirement on or after (a) age 65, (b) age 55 (with a minimum of ten years of employment with or service to the company) or (c) age 62 (with a minimum of five years of employment with or service to the company) or (iii) permanent disability, (2) for any reason within two years following a Change in Control or (3) under certain other circumstances as the Committee deems appropriate, will result in the restricted stock or restricted stock units becoming vested in such amount as the Committee determines to be appropriate. Unless otherwise set forth in the award agreement, in the event of termination of employment for any other reason, the portion of a restricted stock award or restricted stock unit award which is then subject to a restriction period will be forfeited and canceled by the company. Unless otherwise set forth in the award agreement, the holder of a restricted stock award will have all of the rights as a stockholder of the company, including the right to vote and receive dividends with respect to the shares of common stock subject to the award. Prior to settlement, the holder of a restricted stock unit award will have no rights as a stockholder of the company with respect to the shares of common stock subject to the award, except that the Committee may grant dividend equivalents with respect to the shares of common stock subject to the award.

Performance Share Awards. The Plan also provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of common stock, which may be restricted stock, or the fair market value of such performance share in cash or a combination thereof. Prior to the settlement of a performance share award in shares of common stock, the holder of the award will have no rights as a stockholder of the company with respect to the shares of common stock subject to the award. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period; provided, however, that unless otherwise set forth in the award agreement, termination of employment (1) by reason of (i) death, or (ii) retirement on or after (a) age 65, (b) age 55 (with a minimum of ten years of employment with or service to the company) or (c) age 62 (with a minimum of five years of employment with or service to the company) or (iii) permanent disability, (2) for any reason within two years following a Change in Control or (3) under certain other circumstances as the Committee deems appropriate, will result in the performance share award becoming vested in such amount as the Committee may determine, provided that the

Committee is not authorized to make payments with respect to awards intended to qualify as “qualified performance-based compensation” in connection with retirement if applicable performance goals have not been satisfied. Unless otherwise set forth in the award agreement, in the event of termination of employment for any other reason, the portion of a performance share award which is then subject to a performance period will be forfeited and canceled by the company.

Performance Goals. Under the Plan, the vesting or payment of performance shares will be, and the vesting or payment of other awards, including awards of options, stock appreciation rights, restricted stock or restricted stock units may be, subject to the satisfaction of performance goals. All officers and other key employees are eligible to be selected by the Committee to receive such awards. The performance goals applicable to a particular award will be determined by the Committee at the time of grant of the award. Under the Plan, such performance goals may be based on one or more of the following business criteria, determined with respect to the performance of the company as a whole, or, where determined to be appropriate by the Committee, with respect to the performance of one or more regions, divisions or groups within the company, or with respect to the performance of individual participants for the applicable performance period:

•	net sales;

•	pretax income before allocation of corporate overhead and bonus;

•	budget;

•	earnings per share;

•	net income;

•	return on stockholders’ equity;

•	return on assets;

•	return on capital employed;

•	attainment of strategic and operational initiatives;

•	appreciation in and/or maintenance of the price of the common stock or any other publicly traded securities of the company;

•	market share;

•	gross profits;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and amortization;

•	economic value-added models;

•	comparisons with various stock market indices;

•	increase in number of customers and/or reductions in costs;

•	total stockholder return (based on the change in the price of a share of the company’s common stock and dividends paid);

•	operating income; and

•	cash flows (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment).

If the performance goal or goals applicable to a particular award are satisfied, the amount of compensation would be determined as described below. In the case of a performance share award, the amount of compensation would equal the number of performance shares subject to the award multiplied by (i) the closing sale price of a share of common stock on the NYSE at the time the performance shares vest, or (ii) if such performance shares are settled in shares of restricted stock, the value of a share of common stock at the time such restricted stock vests. In the case of restricted stock awards or restricted stock unit awards which are subject to one or more performance goals, the amount of compensation would equal the number of shares of restricted stock or restricted stock units subject to the award multiplied by the value of a share of common stock at the time the restricted stock or restricted stock unit vests. Taxable income with respect to other awards will be as described below under the heading “Federal Tax Considerations.” Payments of cash, shares of common stock or any combination thereof to any participant in respect of the settlement of a performance share award for any performance period may not exceed $12,000,000, with respect to the cash payment for such award and also may not exceed 400,000 shares of common stock, with respect to the common stock payment for such award.

Federal Tax Considerations

The following discussion is only a general summary of the possible U.S. federal income tax consequences that could result under the Plan and should not be relied upon as being a complete statement. This discussion does not address foreign, state, local or other tax consequences that could result under the Plan.

Nonqualified Stock Options. A person granted a nonqualified option will not recognize taxable income at the time of grant, and the company will not be allowed a deduction for federal income tax purposes at that time. A recipient of a nonqualified stock option generally will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), and the company will be allowed a deduction for federal income tax purposes, subject to Section 162(m) of the Internal Revenue Code, on the date a nonqualified option is exercised in an amount equal to the excess, if any, of the fair market value (determined as of the date of exercise) of the shares so acquired over the option exercise price.

The tax basis of a share acquired by exercise of a nonqualified option with a cash payment will be its fair market value used to determine the amount of taxable compensation arising from the exercise of the option. The holding period for purposes of determining whether a subsequent sale of such share results in the recognition of short-term or long-term capital gain or loss (“holding period”) will commence on the day of transfer of the share to the optionee.

Incentive Stock Options. A recipient of an incentive stock option will not recognize taxable income at the time of grant or at the time of exercise thereof, and the company will not be allowed a deduction for federal income tax purposes at either time. However, the excess, if any, of the fair market value (determined as of the date of exercise) of the shares acquired by exercise over the option exercise price is included in alternative minimum taxable income subject to the alternative minimum tax and, if the recipient is subject to such tax, increases the amount thereof, unless such shares are disposed of in a disqualifying disposition (as defined below) during the same year. If a recipient exercises an incentive stock option and does not dispose of the shares so acquired within the period ending on the later of (i) two years after the option was granted and (ii) one year after the date of transfer of the shares to the optionee (any disposition within such period being called a “disqualifying disposition”), then upon disposition of the shares: (1) the amount, if any, realized in excess of the option exercise price will be treated as long-term capital gain; (2) the amount, if any, by which the option exercise price exceeds the amount realized upon such disposition will be treated as long-term capital loss; and (3) the company will not be allowed any deduction for federal income tax purposes with respect to the sale of the shares.

If a recipient exercises an incentive stock option and disposes of the shares so acquired in a disqualifying disposition, then upon such disposition of such shares:

(1) if the amount realized upon the disposition is equal to or greater than the fair market value of the shares on the date of exercise: (a) the amount, if any, by which such fair market value exceeds the option exercise price of the shares will be treated as compensation taxable as ordinary income to the optionee in the year of the disposition; and (b) the amount, if any, realized in excess of such fair market value will be treated as short-term or long-term capital gain (depending upon how long such shares were held);

(2) if the amount realized upon the disposition is less than the fair market value of the shares on the date of exercise but not less than the option exercise price of the shares, the excess of the amount realized upon the disposition over the option exercise price will be treated as compensation taxable as ordinary income to the optionee in the year of the disposition;

(3) if the amount realized upon the disposition is less than the option exercise price of the shares, the excess of the option exercise price over the amount realized will be treated as short-term or long-term capital loss (depending on how long such shares were held);

(4) notwithstanding subparagraphs (2) and (3) of this paragraph, if the disqualifying disposition is a transaction (such as a sale between related parties or a gift) in which any loss, if sustained, would not have been recognized under the Internal Revenue Code, the difference between the fair market value of the shares on the date of exercise and the option exercise price of the shares will be treated as compensation taxable as ordinary income to the recipient in the year of the disposition, and the amount of such difference will be added to the recipient’s tax basis for such shares; and

(5) subject to Section 162(m) of the Internal Revenue Code, the company will be allowed a deduction for federal income tax purposes in the year of the disposition to the extent a recipient realizes ordinary income therefrom.

If a recipient pays the option exercise price for shares acquired by exercise of an incentive stock option in cash, the basis for the shares will be equal to the amount paid plus, in the case of a disqualifying disposition, the amount of ordinary income recognized by the recipient, and, except as provided in the preceding paragraph, the holding period will commence on the date the shares are transferred to the recipient.

Stock Appreciation Rights. A recipient will not recognize taxable income at the time stock appreciation rights are granted, and the company will not be entitled to a tax deduction at such time. Upon exercise, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the company. This amount is deductible by the company as a compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Restricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Internal Revenue Code: (a) the recipient of restricted stock will not realize income upon the grant of restricted stock; (b) the recipient will realize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), and the company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Internal Revenue Code, the tax consequences to the recipient and the company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

When the recipient disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

Restricted Stock Units. A recipient of restricted stock units will not recognize taxable income at the time restricted stock units are granted, and the company will not be entitled to a tax deduction at that time. Upon the settlement of these awards, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the company. This amount is deductible by the company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

Bonus Stock. A recipient of bonus stock will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in respect of awards of shares of bonus stock at the time such shares of bonus stock are transferred in an amount equal to the then fair market value of such shares, and the company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. The tax basis of shares of bonus stock will be the fair market value at the time of the award of the bonus stock, and the holding period for such shares will commence on the date the shares of common stock are transferred.

Performance Share Awards. Generally: (a) the recipient of a performance share award will not realize income upon the grant of a performance share award; (b) the recipient will realize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), and the company will be entitled to a corresponding deduction, in the year cash, shares of common stock or a combination of cash and shares are delivered to the recipient in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. Upon disposition of shares received by a recipient in payment of a performance share award, the recipient will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the recipient.

The Board of Directors recommends that you vote FOR the following proposal:

RESOLVED: that the amendments to the Ingredion Incorporated Stock Incentive Plan adopted by the Board of Directors of the company on March 19 and March 31, 2014, based on the recommendation of the Compensation Committee of the Board of Directors and subject to stockholder approval, are hereby adopted, and the Ingredion Incorporated Stock Incentive Plan as so amended and the performance measures set forth in the Ingredion Incorporated Stock Incentive Plan as amended are hereby approved.

Equity Compensation Plan Information as of December 31, 2013

The following table provides information as of December 31, 2013 about the company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	3,597,180	(1)	$40.77	(2)	2,826,195
Equity compensation plans not approved by security holders	65,719	(3)	N/A		(4)

Total	3,662,899		$40.77	(5)	2,826,195

(1)	This amount includes an aggregate of 101,694 shares of company common stock representing outstanding performance share target awards that will vest only upon the successful completion of the relevant long-term incentive performance cycle and will be payable, if earned, by the company in shares of company common stock. The amount included in this column in respect of these performance awards assumes that all such performance awards vest 100%. This amount also includes 646,624 restricted stock units outstanding as of December 31, 2013. This amount does not include 48,052 shares of restricted stock outstanding as of December 31, 2013.
(2)	This price does not take into account the 101,694 performance share target awards and 646,624 restricted stock units referenced in footnote 1 because those awards have no exercise price.

(3)	This amount assumes that all 40,152 phantom stock units that the company credited to the Deferred Compensation Plan for Outside Directors and all 25,567 phantom stock units in the SERP of the participating directors and executive officers will be paid in the form of shares of company common stock.
(4)	Does not include shares available for future issuance. The Deferred Compensation Plan for Outside Directors is a plan that was frozen in 2005 that allowed outside directors to defer, in the form of phantom stock units, all or part of their respective board retainers, and there will be no further issuances under that plan other than deemed dividends on outstanding phantom stock units. The SERP allows its participants to defer portions of their annual and long-term incentive compensation in the form of phantom stock units.
(5)	This price represents the weighted-average exercise price of outstanding options. It excludes the phantom stock units referenced in footnote 3 as well as the 101,694 performance share target awards and 646,624 restricted stock units referenced in footnote 1 because those awards have no exercise price.

Independence of Board Members

Under the rules of the NYSE, a director is not considered to be independent unless the Board of Directors has affirmatively determined that the director has no material relationship with the company or any of its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company or any of its subsidiaries). In addition, the NYSE rules stipulate that certain relationships preclude a director from being considered to be independent. Our Board of Directors has determined that each director, except for I. S. Gordon, the company’s Chairman and Chief Executive Officer, is independent.

In making its determination as to the independent directors, the board reviewed relationships between the company and the directors, including ordinary course relationships arising from transactions (all of which, other than the transactions described under the heading “Certain Relationships and Related Transactions” in this proxy statement and the proxy statements for our prior two annual meetings represented substantially less than one percent of the revenues of the entities involved) on terms and conditions substantially similar to those with unaffiliated third parties between the company and entities where the directors or their immediate family members are directors, advisory board members, executive officers or employees or own five percent or more of the equity of the applicable entity (Messrs. Aranguren-Trellez, Fischer, Hanrahan, Hewett, Ringler and Wilson and Ms. Reich). The board also reviewed the company’s contributions to charitable and not-for-profit organizations (none of which exceeded $20,000 in any year) where the directors or their immediate family members serve as officers, directors or trustees (Messrs. Almeida and Kenny and Ms. Jordan).

Review and Approval of Transactions with Related Persons

The board has adopted a written policy and procedures for review, approval and monitoring of transactions involving the company and “related persons” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the company’s outstanding stock). The policy covers any related person transaction involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

Policy

Related person transactions must be approved by the Audit Committee of the Board of Directors or if a related person involved is a member of the Board of Directors or a nominee to become a director then by all of the disinterested independent members of the board. In considering the transaction, the committee or independent directors will consider all relevant factors, including as applicable

•	the size of the transaction and the amount payable, directly or indirectly, to a related person,

•	the nature of the interest or involvement of the related person in the transaction,

•	whether the transaction creates an appearance of a conflict of interest or unfair dealing,

•	whether the rates or charges and other key terms involved in the transaction were determined by competitive bids,

•	whether the transaction involves the provision of goods or services to the company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the company as would be available in comparable transactions with or involving unaffiliated third parties and

•	the impact of the transaction on the company and its stockholders.

Procedures

•	The Chief Financial Officer will advise the Chairman of the Audit Committee of any related person transaction of which he or she becomes aware.

•	The Audit Committee will consider such related person transaction at its next regularly scheduled meeting or, if it deems it advisable, prior thereto at an interim meeting called for such purpose. If approval or ratification of the related person transaction requires consideration by all of the disinterested and independent members of the Board of Directors, the related person transaction will be considered at the board’s next regularly scheduled meeting or, if the disinterested and independent directors deem it advisable, prior thereto at an interim meeting called for such purpose.

•	Except as set forth below, any related person transaction not approved in advance by the Audit Committee or a majority of the disinterested and independent directors will not be entered into by the company unless the consummation of the transaction is expressly subject to ratification by the Audit Committee or a majority of the disinterested and independent directors. If the transaction is not so ratified, the company will not consummate the transaction. It is the responsibility of management to notify the Chief Financial Officer of all potential related person transactions in advance, so as to allow appropriate review under the company’s guidelines.

•	If the company enters into a transaction that (i) the company was not aware constituted a related person transaction at the time it was entered into but which it subsequently determines is a related person transaction prior to full performance thereof or (ii) did not constitute a related person transaction at the time such transaction was entered into but thereafter becomes a related person transaction prior to full performance thereof, then in either such case the related person transaction will be presented for ratification in the manner set forth above. If the related person transaction is not ratified, then the company will take all reasonable actions to attempt to terminate its participation in the transaction. Reasonable steps will not be deemed to require that the company act in breach of any contractual obligations or otherwise expose itself to legal liability.

•	The Chief Financial Officer will update the Audit Committee or the board, as applicable, on the status of any approved related person transaction not less than annually, or upon termination of or anticipated significant change in the related person transaction. Anticipated significant changes will be subject to the approval processes required for initial approval of a related person transaction.

Currently the only related person transactions are the transactions at competitive market rates described below, through the company’s Mexican subsidiaries, with wholly owned subsidiaries of a company owned by Luis Aranguren- Trellez and his brothers.

Certain Relationships and Related Transactions

During 2013, we, through our Mexican subsidiary, Ingredion Mexico, S.A. de C.V., sold starch and other products at commercial market rates in an amount totaling approximately $302,000 to Enmex, S.A. de C.V., a wholly owned subsidiary of Arancia, S.A. de C.V. During 2013, we, through our Mexican subsidiary, Ingredion Integra, S.A. de C.V., purchased textile rental services from Servicios Estrella Azul de Occidente, S. A. de C. V., a wholly owned subsidiary of Arancia, for payments totaling approximately $24,000. Luis Aranguren-Trellez is Vice President of the Board and Executive President of Arancia. He owns a one-third interest in Arancia, the balance of which is owned by his brothers. These sales and purchases were substantially less than 1% of Arancia’s revenues. We expect to continue sales to Enmex of starch and other products and to purchase textile rental services from Servicios Estrella Azul de Occidente, S. A. de C. V. totaling approximately $300,000 and $24,000, respectively, in 2014.

2013 and 2012 Audit Firm Fee Summary

Following is a summary of professional services provided by the company’s independent auditors, KPMG LLP, during the years ended December 31, 2013 and 2012, and the related fees:

	2013	2012
Audit Fees	$4,608,000	$4,648,000
Total Audit-Related Fees	54,000	44,000
Total Tax Fees	87,000	88,000
All Other Fees	47,000	2,000

Audit Fees

The audit fees include work related to the annual consolidated financial statements and internal control over financial reporting, completion of limited reviews of quarterly financial information and foreign statutory audits.

Audit-Related Fees

The audit-related fees include benefit plan audits, review of government filings and filings with the SEC.

Tax Fees

The tax fees relate to tax compliance and consultation in the various countries in which the company operates.

All Other Fees

All other fees include access fees relating to on-line research resources. All other fees in 2013 include services provided to assist a foreign subsidiary in its transition to new accounting standards for statutory reporting purposes.

All audit, audit-related, tax services and other services performed by KPMG are approved by the Audit Committee in advance of the engagement. The Audit Committee has considered and determined the compatibility of the audit-related and tax services provided by KPMG with auditor independence.

Audit Committee Report

The Audit Committee of the Board of Directors reports that it has: (i) reviewed and discussed with management the audited financial statements of the company for the fiscal year ended December 31, 2013; (ii) discussed with KPMG LLP, the independent registered public accounting firm serving as the company’s independent auditors, the matters required to be discussed by Auditing Standard No. 16, as amended, and (iii) received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG their independence. Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the company for the fiscal year ended December 31, 2013 be included in the company’s Annual Report on Form 10-K for 2013 for filing with the Securities and Exchange Commission.

Audit Committee

B. A. Klein, Chairman

L. Aranguren-Trellez

W. M. Hewett

V. J. Reich

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, as the independent registered public accounting firm of the company and its subsidiaries, in respect of the company’s operations in 2014. Representatives of KPMG are expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if they so desire. KPMG also performs certain other audit-related and tax services for the company. Although the company is not required to seek stockholder approval of this appointment, the board currently believes that it is a good corporate governance practice to follow. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that it would be in the company’s and our stockholders’ best interests.

The Board of Directors and the Audit Committee recommend that you vote FOR the following proposal:

RESOLVED: that the appointment by the Audit Committee of the Board of Directors of the firm of KPMG LLP as the independent registered public accounting firm of the company and its subsidiaries, in respect of the company’s operations in 2014, is hereby ratified.

Other Matters

We do not know of any other matters or items of business to be presented or acted upon at the annual meeting. If other proposals are properly presented, each of the persons named in the proxy card is authorized to vote on them using her best judgment.

Other Information

Any stockholder who wishes to receive a separate copy of this proxy statement or our 2013 Annual Report to Stockholders can do so by contacting the Corporate Secretary of the company, by telephone at 708-551-2600 or by mail at the company’s principal executive office, the address of which is Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154. Alternatively, you can access our 2013 Annual Report to

Stockholders, which includes our 2013 Annual Report on Form 10-K and other financial information, on the “Investors” section of our website at: http://www.ingredion.com. You can access our Corporate Governance Principles, our Code of Ethics for Chief Executive Officer, Chief Financial Officer and Other Executives Involved in Financial Reporting and our Policies on Business Conduct in the “Governance” section of our website at http://www.ingredion.com. Please note that the information on our website is not incorporated by reference in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the company’s directors and executive officers and persons beneficially owning more than ten percent of a registered class of the company’s equity securities to file reports of holdings and transactions in the company’s common stock (including derivatives thereof) on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the company with copies of all Forms 3, 4 and 5 that they file. Based solely on the company’s review of the copies of such forms it has received and other information, including written representations that no annual SEC Form 5 report was required by such directors and executive officers, the company believes that all of its directors and executive officers complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2013 as required by Section 16(a) of the Exchange Act except for a Form 4 report filed by Karen L. Hendricks on May 20, 2013 to report the sale of 171 shares of the company’s common stock on May 6, 2013. The company is not aware of any greater than ten percent beneficial owners of the company’s common stock.

Please cast your vote on the Internet or by telephone as soon as possible, or if you received a paper copy of the proxy materials and want to vote by mail, please complete the accompanying proxy card and mail it in the enclosed, postage-paid envelope as soon as possible, or, if you have received a voting instruction form from a broker, bank or other nominee, please cast your vote by following the instructions provided on that form.

By order of the Board of Directors,

Christine M. Castellano

Senior Vice President, General Counsel, Corporate

Secretary and Chief Compliance Officer

April 8, 2014

Appendix A

Reconciliation of Adjusted Diluted Earnings Per Share to Diluted Earnings

Per Share Determined in Accordance with Generally Accepted Accounting Principles

To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company uses non-GAAP historical financial measures, which exclude certain GAAP items such as impairment and restructuring costs, costs related to the integration of acquired businesses, and certain other unusual items. The Company uses the term “adjusted” when referring to these non-GAAP amounts.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the Company’s operating results and trends for the periods presented. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with generally accepted accounting principles.

Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies. A reconciliation of adjusted diluted earnings per share to diluted earnings per share in accordance with GAAP is provided in the table below.

	Year Ended December 31, 2013		Year Ended December 31, 2012
	(in millions)	EPS	(in millions)	EPS
Net income attributable to Ingredion	$395.7	$5.05	$427.5	$5.47
Add back (deduct):
Reversal of Korean deferred tax asset valuation allowance	—	—	(12.8)	(0.16)
Restructuring / impairment charges, net of income tax benefit of $12.8 million	—	—	22.9	0.29
Gain from change in benefit plans, net of income tax of $1.4 million	—	—	(3.4)	(0.04)
Gain from sale of land, net of income tax of $0.4 million	—	—	(1.9)	(0.02)
Integration costs, net of income tax benefit of $1.6 million	—	—	2.7	0.03

Non-GAAP adjusted net income	$395.7	$5.05	$435.0	$5.57

A-1

Appendix B

INGREDION INCORPORATED

STOCK INCENTIVE PLAN

(as amended March 19 and March 31, 2014)

I.        INTRODUCTION

1.1 Purpose. The purpose of the Ingredion Incorporated Stock Incentive Plan (the “Plan”) is to promote the long-term financial success of Ingredion Incorporated (the “Company”) by (i) attracting and retaining executive personnel of outstanding ability; (ii) strengthening the Company’s capability to develop, maintain and direct a competent management team; (iii) motivating executive personnel by means of performance-related incentives to achieve longer-range performance goals; (iv) providing incentive compensation opportunities which are competitive with those of other major corporations; (v) enabling such executive personnel to participate in the long-term growth and financial success of the Company through increased stock ownership and (vi) serving as a mechanism to compensate outside directors.

1.2 Certain Definitions. In addition to the defined terms set forth elsewhere in this Plan, the terms set forth below, shall, when capitalized, have the following respective meanings.

“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Award” shall mean a Bonus Stock Award, Performance Share Award, Restricted Stock Award or a Restricted Stock Unit Award.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean shares of Common Stock that are not subject to a Restriction Period or Performance Measures.

“Bonus Stock Award” shall mean an award of Bonus Stock under this Plan.

“Cause” shall mean the willful and continued failure to substantially perform the duties assigned by the Company (other than a failure resulting from the Participant’s Disability), the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Committee, no longer conforms to the standard of the Company’s executives, any act of dishonesty, commission of a felony, or a significant violation of any statutory or common law duty of loyalty to the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan, consisting of two or more members of the Board, each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “Independent Director” within the meaning of the rules of the New York Stock Exchange.”

“Common Stock” shall mean the common stock, $.01 par value, of the Company.

“Disability Date” shall mean the date on which a Participant becomes a “Disabled Participant” under the Ingredion Incorporated Retirement Savings Plan for Salaried Employees (the “Ingredion Savings Plan”) or a successor to such plan or any such similar plan containing a disability provision applicable to the Participant. If a Participant is not covered by the Ingredion Savings Plan or a similar plan containing a disability provision, the determination of whether the Participant has a “Disability Date” shall be made by the Committee by applying the provisions of the Ingredion Savings Plan as if the Participant were a participant of such plan or any similar plan that the Committee determines to be appropriate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that, in the case of the exercise of an Incentive Stock Option or Non-Statutory Stock Option through a broker, Fair Market Value for the purpose of tax withholding shall mean the sales price received for a share of Common Stock and, provided further, that Fair Market Value may be determined by the Committee by whatever other means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock which meets the requirements of Section 422 of the Code, or any successor provision, and which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Statutory Stock Option” shall mean an option to purchase shares of Common Stock that is not an Incentive Stock Option.

“Participant” shall mean an individual who has been granted an Incentive Stock Option, a Non-Statutory Stock Option, an SAR, a Bonus Stock Award, a Performance Share Award, a Restricted Stock Award or a Restricted Stock Unit Award.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt of Common Stock subject to a Restricted Stock Award, Restricted Stock Unit Award or a Performance Share Award and/or of payment with respect to such award. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting, but only, in the case of any Award intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, to the extent such adjustment would not cause any portion of the award, upon payment, or the option, upon exercise, to be nondeductible pursuant to Section 162(m) of the Code. Such criteria and objectives may include one or more of the following: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; return on stockholders’ equity; return on assets; return on capital employed; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers and/or reductions in costs; total stockholder return (based on the change in the price of a share of the Company’s Common Stock and dividends paid); operating income; and cash flows (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment) for the applicable Performance Period. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than 90 days after the commencement of or, if earlier, the end of the first 25% of, the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

“Performance Period” shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

“Performance Share” shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, at the Committee’s discretion, the Fair Market Value of such Performance Share in cash.

“Performance Share Award” shall mean an award of Performance Shares under this Plan.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

“Restricted Stock” shall mean shares of Common Stock that are subject to a Restriction Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean the right to receive one share of Common Stock which shall be contingent upon the expiration of a specified Restriction Period and subject to such additional restrictions as may be contained in the Agreement relating thereto.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award or (ii) the conditions to vesting applicable to an Award have been satisfied.

“SAR” shall mean a stock appreciation right which may be a Free Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award, or a Bonus Stock Award.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted on or prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

1.3 Administration. This Plan shall be administered by the Committee. The Committee shall have the authority to determine eligibility for awards hereunder and to determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the performance period, the restriction period and the number of shares subject to such an award, the exercise price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) the Performance Measures applicable to any outstanding Restricted Stock Award (if any), to any outstanding Restricted Stock Unit Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the maximum or any other lower level.

The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

Notwithstanding anything in the Plan to the contrary, in accordance with Section 157(c) of the Delaware General Corporation Law, the Committee may, by resolution, authorize one or more executive officers of the Company to do one or both of the following: (i) designate non-director and non-executive officer employees of the Company or any of its Subsidiaries to be recipients of rights or options entitling the holder thereof to purchase from the Company shares of its capital stock of any class or other awards hereunder; and (ii) determine the number of such rights, options, or awards to be received by such non-director and non-executive officer employees; provided, however, that the resolution so authorizing such executive officer or officers shall specify the total number of rights, options, or awards such executive officer or officers may so award. Any action taken pursuant to such authorization made in accordance with Section 157(c) of the Delaware General Corporation Law shall be deemed to be action taken by the Committee. The Committee may not authorize an executive officer to designate himself or herself or any director or other executive officer of the Company to be a recipient of any such rights, options, or awards.

Notwithstanding anything in the Plan to the contrary, to the extent an award granted hereunder would be subject to the requirements of Section 409A of the Code and the regulations thereunder, then the Agreement for such award and the Plan shall be construed and administered in a manner so that the award complies with Section 409A of the Code and the regulations thereunder; provided, that no particular tax result with respect to any income recognized by a Participant in connection with an award under the Plan is guaranteed and each Participant shall be responsible for any taxes imposed on the Participant in connection with awards under the Plan.

1.4 Eligibility. Participants in this Plan shall consist of such directors, officers, and other employees of the Company and its Subsidiaries from time to time, and any other entity designated by the Board or the Committee (individually a “Subsidiary” and collectively the “Subsidiaries”) as the Committee, in its sole discretion, directly or indirectly pursuant to the fourth paragraph of Section 1.3, may select from time to time. For purposes of this Plan, reference to employment by the Company shall also mean employment by a Subsidiary.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7, 4,300,000 shares of Common Stock plus the number of shares available for new awards under the Plan as in effect immediately prior to the

Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) (collectively, the “Plan Maximum”) shall be available under this Plan for awards that are granted after the Company’s 2014 Annual Meeting. Shares of Common Stock subject to awards outstanding under the Plan immediately prior to the 2014 Annual Meeting shall also be available for issuance hereunder.

The Plan Maximum shall be reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued or issuable in connection with a Stock Award granted after the 2014 Annual Meeting or (ii) that are subject to options, SARs or Performance Shares granted after the 2014 Annual Meeting in the following ratios: 1 to 1 for each Incentive Stock Option, Non-Statutory Stock Option or Free-Standing SAR, 2.5 to 1 for any other type of award granted under the Plan after the Company’s 2005 Annual Meeting of Stockholders and prior to the Company’s 2010 Annual Meeting of Stockholders, and 2 to 1 for any other type of award granted under the Plan, it being understood that in the case of an SAR the reduction shall be equal to the total number of SARs originally subject to the award, regardless of the number of shares of Common Stock that may be issued upon settlement thereof.

Notwithstanding the immediately preceding sentence, the Plan Maximum shall not be reduced by virtue of the grant of Performance Shares or SARs that may only be settled in cash.

To the extent that shares of Common Stock subject to an option (other than in connection with the exercise of a Tandem SAR), Stock Award or Performance Share Award (regardless of whether such option, Stock Award or Performance Share Award was granted before or after the 2014 Annual Meeting) are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award: (i) such shares of Common Stock shall again be available under this Plan and (ii) the Plan Maximum shall be increased to the extent the number of shares available under the Plan was reduced when such award was granted. If a Performance Share or SAR (regardless of whether such Performance Share or SAR was granted before or after the 2014 Annual Meeting) that can be settled in either cash or Common Stock is settled in cash, in whole or in part, the Plan Maximum shall be increased to the extent the number of shares available under the Plan was reduced with respect to the cash-settled portion of the award when the award was granted. If an award is made in the form of an option coupled with a Performance Share Award (regardless of whether such Performance Share or SAR was granted before or after the 2014 Annual Meeting) such that the Participant can receive the designated number of shares either upon exercise of the option or upon earning of the Performance Share, but not both, such coupled award shall be treated as a single award of the designated number of shares for purposes of this Section 1.5.

Notwithstanding anything in this Section 1.5 to the contrary, shares of Common Stock subject to an award under this Plan may not be made available for issuance under this Plan if such shares are: (i) shares that were subject to a stock-settled SAR and were not issued as a result of the net settlement or net exercise of such SAR, (ii) shares tendered by the Participant or withheld by the Company to pay the exercise price of an Incentive Stock Option or Non-Statutory Stock Option, (iii) shares delivered to or withheld by the Company to pay withholding taxes related to an award under this Plan, or (iv) shares repurchased on the open market with the proceeds of an option exercise.

Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options, SARs, Stock Awards or Performance Share Awards or a combination thereof may be granted during any calendar year to any person shall be 500,000, subject to adjustment as provided in Section 5.7.

Except with respect to a maximum of five percent (5%) of the shares of Common Stock authorized in this Section 1.5, any Stock Award which vests on the basis of a Participant’s continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Stock Award which vests upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months; provided that vesting may be shortened in the case of death, disability, retirement or Change in Control as set forth in this Plan or determined by the Committee.

II.        STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant Incentive Stock Options or Non-Statutory Stock Options to such eligible persons under Section 1.4 as may be selected by the Committee.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable; provided, however, that no Incentive Stock Option or Non-Statutory Stock Option shall provide for the payment of dividends or dividend equivalents with respect to periods prior to exercise:

(a) Number of Shares and Purchase Price. The number of shares and the purchase price per share of Common Stock subject to an option shall be determined by the Committee, provided, however, that the purchase price per share of Common Stock shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b) Option Period and Exercisability. Each option, by its terms, shall require the Participant to remain in the continuous employ of the Company for at least one year following the date of grant of the option before any part of the option shall be exercisable, except in the case of a Change in Control. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option or Non-Statutory Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option is granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only for whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefore in full (or arrangement made for such payment to the Company’s satisfaction) either (A) by the delivery of cash in the amount of the aggregate purchase price payable by reason of such exercise, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously acquired shares of Common Stock that have an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by the delivery of cash in the amount of the aggregate purchase price payable by reason of such exercise by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (D) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, or (E) a combination of (A), (B) and (D), (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefore has been paid (or arrangement made for such payment to the Company’s satisfaction). The provisions of this paragraph shall supersede the provisions of any Agreement relating to an option, including any option outstanding as of the date of this Amendment.

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons under Section 1.4 as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable; provided, however, that no SAR shall provide for the payment of dividends or dividend equivalents with respect to periods prior to settlement:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b) Exercise Period and Exercisability. Each SAR, by its terms, shall require the Participant to remain in the continuous employ of the Company for at least one year following the date of grant of the SAR before any part of the SAR shall be exercisable, except in the case of a Change in Control. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR may be exercised later than 10 years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3 Termination of Employment or Service. (a) Non-Statutory Stock Options and SARs. Unless otherwise specified in the Agreement evidencing an option or SAR, but subject to Section 2.1(b) or Section 2.2(b), as the case may be, if the holder of an option (other than an Incentive Stock Option) or SAR terminates employment with or service to the Company (1) by reason of (i) death, or (ii) retirement on or after (A) age 65, (B) age 62 with a minimum of 5 years of employment with or service to the Company or (C) age 55 with a minimum of 10 years of employment with or service to the Company, or (iii) the occurrence of such Participant’s Disability Date, or (2) for any reason within two years following a Change in Control, such option or SAR shall be exercisable for the remainder of the option period or SAR period as stated under the terms of the option or SAR, as the case may be, but only to the extent that such option or SAR was exercisable at the date of such termination of employment.

If the employment with the Company of the holder of an option (other than an Incentive Stock Option) or SAR is terminated under any other circumstance, such option or SAR shall remain exercisable to the extent that it was exercisable at the date of such termination of employment, for a period of 90 days following such termination of employment. Notwithstanding anything to the contrary contained in this Section 2.3(a), if such holder’s employment with the Company is terminated by the Company for Cause, his or her rights under all options and SARs shall terminate automatically on the effective date of such termination of employment.

(b) Termination of Employment—Incentive Stock Options. Unless otherwise specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the holder of an Incentive Stock Option terminates employment with the Company by reason of Permanent and Total Disability, such Incentive Stock Option shall be exercisable only to the extent that it was exercisable on the effective date of such termination of employment and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until the date which is one year after the effective date of such termination of employment.

Unless otherwise specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the holder of an Incentive Stock Option ceases to be an employee of the Company by reason of his or her death, such Incentive Stock Option shall be exercisable only to the extent that it was exercisable on the date of such optionee’s death and may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person until the date which is three years after the date of death.

If the Company terminates the employment of the holder of an Incentive Stock Option for Cause, such Incentive Stock Option shall terminate automatically on the effective date of such termination of employment.

Unless otherwise specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the Company’s employment of the holder of an Incentive Stock Option is terminated for any reason other than Permanent and Total disability, death or Cause, such Incentive Stock shall be excisable only to the extent that it was exercisable on the effective date of such termination of employment, and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until the date which is 90 days after the effective date of such termination of employment.

If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Subsection (b) following termination of employment by reason of Permanent and Total Disability, or during the period set forth in the fourth paragraph of this Subsection (b) following termination of employment for any reason other than Permanent and Total Disability for death or Cause, such Incentive Stock Option shall be exercisable only to the extent it was exercisable on the date of the holder’s death and may thereafter be exercised by the holder’s executor, administrator, legal representative, beneficiary or similar person until the date which is three years after the date of death.

2.4 No Repricing. Notwithstanding anything in this Plan to the contrary and subject to Section 5.7, without the approval of the stockholders of the Company the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange, will not cancel an option or SAR that has an exercise price which is greater than the Fair Market Value of the underlying Common Stock in exchange for stock, cash or other consideration and will not cancel an option or SAR that has an exercise price greater than the Fair Market Value of the underlying Common Stock and regrant such option or SAR with a lower exercise price or base price.

III.        STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons under Section 1.4 as may be selected by the Committee. The Agreement relating to the Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award, or Bonus Stock Award.

3.2 Terms of Stock Awards. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award, Restricted Stock Unit Award, or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award or Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award or Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award, in the case of a Restricted Stock Award, or the vesting of the Restricted Stock Unit Award itself, in the case of Restricted Stock Unit Award, (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period, and for the forfeiture of the shares of Common Stock subject to such award in the case of a Restricted Stock Award, or the forfeiture of the Restricted Stock Unit Award itself, in the case of a Restricted Stock Unit Award, (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

(e) Rights and Provisions Applicable to Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder thereof shall not have any rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award, except to the extent that the Committee, in its sole discretion, may grant dividend equivalents on Restricted Stock Unit Awards as provided above. No shares of Common Stock and no certificates representing shares of Common Stock that are the subject to a Restricted Stock Unit Award shall be issued upon the grant of a Restricted Stock Unit Award. Instead, shares of Common Stock subject to Restricted Stock Unit Awards and the certificates representing such shares of Common Stock shall only be distributed at the time of settlement of such Restricted Stock Unit Awards in accordance with the terms and conditions of this Plan and the Agreement relating to such Restricted Stock Unit Award.

3.3 Termination of Employment or Service. (a) Disability, Retirement and Death. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award or Restricted Stock Unit Award, if the employment with or service to the Company of the holder of such award terminates (1) by reason of (i) death, or (ii) retirement on or after (A) age 65, (B) age 62 with a minimum of 5 years of employment with or service to the Company or (C) age 55 with a minimum of 10 years of employment with or service to the Company, or (iii) the occurrence of such Participant’s Disability Date, or (2) for any reason within two years following a Change in Control, or (3) under any other circumstances that the Committee may determine shall warrant the application of this provision, the restrictions imposed hereunder shall lapse with respect to such number of shares of Restricted Stock, if any, or Restricted Stock Units, if any, as the case may be, as shall be determined by the Committee, and the balance of such shares of Restricted Stock or Restricted Stock Units, as the case may be, shall be forfeited to the Company.

(b) Other Termination. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award or Restricted Stock Unit Award, if the employment with or service to the Company of the holder of such award terminates for any other reason during the Restriction Period, then the portion of such award which is subject to a Restriction Period on the effective date of such holder’s termination of employment or service shall be forfeited by such holder and such portion shall be canceled by the Company.

IV.        PERFORMANCE SHARE AWARDS

4.1 Performance Share Awards. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons under Section 1.4 as may be selected by the Committee.

4.2 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, upon settlement of such award, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 5.10. Notwithstanding any other provision of the Plan to the contrary, payments of cash, shares of Common Stock, or any combination thereof to any Participant in respect of the settlement of a Performance Share Award for any Performance Period shall not exceed $12,000,000, with respect to the cash payment for such award, and also shall not exceed 400,000 shares of Common Stock, with respect to the Common Stock payment for such award.

4.3 Termination of Employment. (a) Disability, Retirement and Death. Unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with or service to the Company of the holder of such award terminates prior to the end of the Performance Period applicable to such award (1) by reason of (i) death, or (ii) retirement on or after (A) age 65 (B) age 62 with a minimum of 5 years of employment with or service to the Company or (C) age 55 with a minimum of 10 years of employment with or service to the Company, or (iii) the occurrence of such Participant’s Disability Date, or (2) for any reason within two years following a Change in Control, or (3) under any other circumstances that the Committee may determine shall warrant the application of this provision, the Committee, in its sole discretion and taking into consideration the performance of such Participant and the performance of the Company during the Performance Period, may authorize the payment to such Participant (or his legal representative) at the end of the Performance Period of all or any portion of the Performance Award which would have been paid to such Participant for such Performance Period. Notwithstanding the foregoing, in the case of any award which is intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, no payment will be made in connection with the retirement of the holder of the award under the circumstances specified above unless the applicable Performance Measures have been satisfied.

(b) Other Termination. Unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment with the Company of the holder of a Performance Share Award terminates for any other reason prior to the end of a Performance Period, then the portion of such award which is subject to such Performance Period on the effective date of such holder’s termination of employment shall be forfeited and such portion shall be canceled by the Company.

V.        GENERAL

5.1 Effective Date and Term of Plan. This Plan has been approved by the stockholders of the Company and became effective as of January 1, 1998. This Plan shall terminate on May 1, 2024, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 5.7), (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or (d) reduce the minimum purchase price or base price of a share of Common Stock subject to an option or SAR. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company (which may occur by facsimile or other electronic transmission), such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability of Awards. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures, if any, approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. Such obligation shall be satisfied either (i) by the Company by withholding whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withholding an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) by the holder by any of the following means: (A) a cash payment to the Company in the amount necessary to satisfy any such obligation, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to the holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an Incentive Stock Option or Non-Statutory Stock Option, a cash payment in the amount necessary to satisfy any such obligation by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value, determined as of the Tax Date, in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. The provisions of this Section shall supersede the provisions of any Agreement relating to an award, including any award outstanding as of the date of this Amendment.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of shares of Common Stock with respect to which options, SARs, Stock Awards or Performance Share Awards or a combination thereof may be awarded during any calendar year to any one person, the maximum number of shares of Common Stock that may be issued pursuant to Awards in the form of Incentive Stock Options, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

5.8 Change in Control.

(a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any), Restricted Stock Unit Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the target level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number, type and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the cases of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place and (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place and (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control or (iv) in the case of a Performance Share Award, the target number of Performance Shares then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place and (B) the highest

Fair Market Value of a share of Common Stock during the 90-day period immediately preceding the date of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is not subject to recapture under Section 16 and the rules and regulations thereunder.

(b) “Change in Control” shall mean:

(1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20% or more of the Outstanding Common Stock or 20% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2) individuals who, as of the beginning of any consecutive two-year period constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who subsequently becomes a director of the Company and whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3) the consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 15% or more of the Outstanding Common Stock or the Outstanding Voting

Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) the consummation of a plan of complete liquidation or dissolution of the Company.

5.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.11 Stock Certificates. To the extent that this Plan provides for issuance of certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of the New York Stock Exchange.

5.12 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.13 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals or who reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purpose of this Plan and, in furtherance of such purpose, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or any of its Subsidiaries operates or has employees.

INGREDION INCORPORATED 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2014 (until 11:59 p.m. Eastern Time on May 16, 2014 to instruct the Retirement Savings Plan Trustee). Have your proxy card/voting instruction form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2014 (until 11:59 p.m. Eastern Time on May 16, 2014 to instruct the Retirement Savings Plan Trustee). Have your proxy card/voting instruction form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ingredion Incorporated c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. (Your voting instructions must be received by 11:59 p.m. Eastern Time on May 16, 2014 to instruct the Retirement Savings Plan Trustee.)

If you vote using the Internet or vote by phone, please do not mail your proxy.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M70345-P48718-Z62543 KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

INGREDION INCORPORATED
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4:

1.	Election of Directors	For	Against	Abstain		For	Against	Abstain
Nominees:

1a.    Luis Aranguren-Trellez

1b.    David B. Fischer

1c.    Ilene S. Gordon

1d.    Paul Hanrahan

1e.    Wayne M. Hewett

1f.     Rhonda L. Jordan

1g.    Gregory B. Kenny

1h.    Barbara A. Klein

1i.     Victoria J. Reich

1j.     Dwayne A. Wilson

		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

2. To approve, by advisory vote, the compensation of the company’s “named executive officers”

3. To amend and approve the Ingredion Incorporated Stock Incentive Plan

4. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the company and its subsidiaries, in respect of the company’s operations in 2014

The shares represented by this proxy/voting instruction, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees for election as a Director and FOR Proposals 2, 3 and 4. If any other matters properly come before the meeting, or any adjournment or adjournments thereof, each person named in this proxy/voting instruction will vote in his or her or its discretion.

						☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐
					For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting.	☐	☐	☐

Please date and sign as name appears hereon. If shares are held jointly by two or more persons, each stockholder should sign. Executors, administrators, trustees, etc., should indicate so when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.						Yes	No

Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

ADMISSION TICKET

2014 Annual Meeting of Stockholders

Wednesday, May 21, 2014

9:00 a.m. at the

Westbrook Corporate Center Meeting Facility

Annex between Towers 2 and 5, Westchester, Illinois 60154

Please retain this portion of the Proxy Card if you wish to attend the Annual Meeting of Stockholders in person. You must present this portion of the Proxy Card at the door for admission for yourself and one guest. Seating will be on a first-come, first-served basis, and you may be asked to present valid picture identification before being admitted.

The use of cameras at the Annual Meeting is prohibited, and they will not be allowed in the meeting room, except by credentialed media. We realize that most cellular phones have built-in digital cameras. While these phones may be brought into the room, the camera function may not be used at any time. No recording devices, large packages, luggage or bags will be permitted in the meeting room.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

Our Notice and Proxy Statement and our Annual Report to Stockholders are available at www.proxyvote.com.

ADMISSION TICKET

FOLD AND DETACH HERE	FOLD AND DETACH HERE

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M70346-P48718-Z62543

Annual Meeting of Stockholders - To Be Held Wednesday, May 21, 2014

THIS PROXY/VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Ingredion Incorporated, acknowledges receipt of the Proxy Statement dated April 8, 2014, and except as described in the next paragraph, appoints ILENE S. GORDON and CHRISTINE M. CASTELLANO, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf of the undersigned and in the undersigned’s name, to represent the undersigned at the Annual Meeting of Stockholders to be held Wednesday, May 21, 2014 at 9:00 a.m., local time, at the Westbrook Corporate Center Meeting Facility, Westchester, Illinois 60154, and at any adjournment(s) of the meeting, and to vote all shares of common stock which the undersigned would be entitled to vote if the undersigned were personally present, on all matters listed on the reverse side.

With respect to any shares represented by this Proxy Card/Voting Instruction Form which are votable and held on behalf of the undersigned in the Ingredion Incorporated Retirement Savings Plans (collectively, the “Plan”), the undersigned directs Fidelity Management Trust Company, as Trustee of the Plan, to vote all such shares on the matters shown, and in the manner directed on the reverse hereof, unless to do so would be inconsistent with the Trustee’s duties.

If you wish to vote the Ingredion Incorporated shares allocated to your Plan account, you cannot do so in person. You must use this Proxy Card/Voting Instruction Form or submit your voting instructions via the Internet or telephone. The cut-off date for submitting voting instructions on the Internet or by telephone to the Trustee is 11:59 p.m. Eastern Time on May 16, 2014, and such instructions by mail must be received by 11:59 p.m. Eastern Time on May 16, 2014. If you do not return your signed Proxy Card/Voting Instruction Form or provide Internet or telephonic voting instructions on a timely basis for the shares allocated to your Plan account, those shares will not be voted. If you return a signed Proxy Card/Voting Instruction Form but do not indicate how the shares should be voted on a matter, the shares represented by your signed Proxy Card/Voting Instruction Form will be voted by the Trustee as the Board of Directors recommends.

IF YOU WISH TO VOTE BY THE INTERNET, TELEPHONE OR MAIL,

PLEASE READ THE INSTRUCTIONS ON THE REVERSE SIDE.

Ingredion Incorporated encourages you to take advantage of convenient ways to vote these shares for matters to be covered at the 2014 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined on the reverse side to cast your ballot.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued, and to be signed and dated, on the reverse side.)